UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2020

Date of reporting period: August 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.20

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 14, 2020

This report provides management’s discussion of fund performance for AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2020.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2020 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	2.05%	1.44%

Class C Shares	1.61%	0.67%

Advisor Class Shares[1]	2.16%	1.68%

Class R Shares[1]	1.87%	1.05%

Class K Shares[1]	1.99%	1.35%

Class I Shares[1]	2.14%	1.64%

Primary Benchmark: MSCI ACWI (net)	15.22%	16.52%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.18%	3.28%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended August 31, 2020.

All share classes of the Fund underperformed the primary benchmark for both the six- and 12-month periods. All share classes underperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the 12-month period, but outperformed for the six-month period, all before sales charges.

During both periods, equity markets performed well, and therefore, the Fund’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, underperformed the

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all-equity benchmark. Overall allocations within equities contributed to absolute performance. Allocations within fixed-income assets contributed for the 12-month period, but detracted for the six-month period; alternative strategies detracted for the 12-month period, but contributed for the six-month period. Security selection within all three asset classes detracted over both periods.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, inflation Consumer Price Index swaps and purchased options, which contributed to absolute performance for both periods, while credit default swaps, interest rate swaps, total return swaps, variance swaps and written options detracted; currency forwards detracted for the six-month period, but contributed for the 12-month period; purchased swaptions contributed for the six-month period, but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets, led by a strong US rally, recorded positive returns for the 12-month period ended August 31, 2020. US, international and emerging-market equities erased losses from March when the COVID-19 pandemic triggered a decline from all-time highs as global economies were shuttered amid stay-at-home mandates. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. Despite the widespread rebound, headwinds from a resurgence of US-China tensions, persistently high rates of COVID-19 cases in many countries and an unprecedented contraction of economic growth threatened to temper the acceleration of economic activity. In the US, growth stocks consistently outperformed value stocks in all categories. Small-cap stocks continued to rally, outperforming large-caps at times; however, overall, large-cap stocks have performed significantly better.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade and high-yield corporate bonds led gains as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign and local bonds also ended the period with positive returns. The US dollar fell against all major developed-market currencies and was mixed against emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The

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Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to

(continued on next page)

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become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

(continued on next page)

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Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2010 TO 8/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2010 to 8/31/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.44%	-2.90%

5 Years	4.73%	3.82%

10 Years	6.09%	5.63%

CLASS C SHARES

1 Year	0.67%	-0.32%

5 Years	3.93%	3.93%

10 Years	5.30%	5.30%

ADVISOR CLASS SHARES[1]

1 Year	1.68%	1.68%

5 Years	4.99%	4.99%

10 Years	6.37%	6.37%

CLASS R SHARES[1]

1 Year	1.05%	1.05%

5 Years	4.30%	4.30%

10 Years	5.67%	5.67%

CLASS K SHARES[1]

1 Year	1.35%	1.35%

5 Years	4.64%	4.64%

10 Years	6.00%	6.00%

CLASS I SHARES[1]

1 Year	1.64%	1.64%

5 Years	4.95%	4.95%

10 Years	6.34%	6.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.10%, 1.85%, 0.85%, 1.51%, 1.20% and 0.87% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-5.16%

5 Years	3.96%

10 Years	4.78%

CLASS C SHARES

1 Year	-2.65%

5 Years	4.07%

10 Years	4.46%

ADVISOR CLASS SHARES[1]

1 Year	-0.70%

5 Years	5.13%

10 Years	5.51%

CLASS R SHARES[1]

1 Year	-1.30%

5 Years	4.44%

10 Years	4.82%

CLASS K SHARES[1]

1 Year	-0.99%

5 Years	4.76%

10 Years	5.15%

CLASS I SHARES[1]

1 Year	-0.71%

5 Years	5.10%

10 Years	5.49%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,020.50	$5.28	1.04%	$5.38	1.06%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%	$5.38	1.06%
Class C
Actual	$1,000	$1,016.10	$9.07	1.79%	$9.17	1.81%
Hypothetical**	$1,000	$1,016.14	$9.07	1.79%	$9.17	1.81%
Advisor Class
Actual	$1,000	$1,021.60	$4.01	0.79%	$4.12	0.81%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%	$4.12	0.81%
Class R
Actual	$1,000	$1,018.70	$7.36	1.45%	$7.46	1.47%
Hypothetical**	$1,000	$1,017.85	$7.35	1.45%	$7.46	1.47%
Class K
Actual	$1,000	$1,019.90	$5.79	1.14%	$5.89	1.16%
Hypothetical**	$1,000	$1,019.41	$5.79	1.14%	$5.89	1.16%
Class I
Actual	$1,000	$1,021.40	$4.12	0.81%	$4.22	0.83%
Hypothetical**	$1,000	$1,021.06	$4.12	0.81%	$4.22	0.83%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $639.6

1

All data are as of August 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Commercial Mortgage-Backed Securities, Governments–Sovereign Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns and Warrants.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

August 31, 2020 (unaudited)

1

All data are as of August 31, 2020. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Angola, Argentina, Australia, Bahrain, Belgium, Bermuda, Cayman Islands, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Ghana, Guatemala, Honduras, Hong Kong, Indonesia, Israel, Italy, Ivory Coast, Jamaica, Kenya, Kuwait, Lebanon, Macau, Mexico, Mongolia, New Zealand, Nigeria, Norway, Oman, Peru, Philippines, Portugal, Russia, Senegal, Singapore, South Africa, South Korea, Spain, Sri Lanka, Taiwan, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 57.5%
Information Technology – 14.9%
Communications Equipment – 0.5%
Acacia Communications, Inc.(a)	31,746	$2,142,220
Accton Technology Corp.	22,000	175,444
Motorola Solutions, Inc.	3,030	468,893
Telefonaktiebolaget LM Ericsson – Class B	21,397	249,487

		3,036,044

Electronic Equipment, Instruments & Components – 2.1%
Amphenol Corp. – Class A	49,835	5,471,883
Arrow Electronics, Inc.(a)	1,010	79,346
CDW Corp./DE	31,686	3,601,114
Fitbit, Inc. – Class A(a)	198,008	1,259,331
Ingenico Group SA(b)	13,111	2,238,622
IPG Photonics Corp.(a)	4,003	647,405
LG Innotek Co., Ltd.	1,571	191,135
Synnex Technology International Corp.	61,000	90,800

		13,579,636

Internet Software & Services – 0.3%
Grubhub, Inc.(a)	29,365	2,124,558

IT Services – 4.1%
Afterpay Ltd.(a)	1,004	67,739
Amadeus IT Group SA – Class A	8,680	487,618
Atos SE(a)	2,160	187,204
Automatic Data Processing, Inc.	38,816	5,398,916
Booz Allen Hamilton Holding Corp.	12,196	1,073,980
Capgemini SE	5,540	768,500
Cognizant Technology Solutions Corp. – Class A	46,069	3,080,173
EPAM Systems, Inc.(a)	550	179,905
Fidelity National Information Services, Inc.	6,030	909,625
International Business Machines Corp.	3,258	401,744
Mastercard, Inc. – Class A	26,835	9,612,029
Paychex, Inc.	8,870	678,289
PayPal Holdings, Inc.(a)	240	48,993
Shopify, Inc. – Class A(a)	380	405,894
Visa, Inc. – Class A	13,595	2,882,005

		26,182,614

Semiconductors & Semiconductor Equipment – 1.2%
Applied Materials, Inc.	1,680	103,488
ASML Holding NV	1,205	450,316
Intel Corp.	9,053	461,250

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

KLA Corp.	800	$164,112
Maxim Integrated Products, Inc.	30,988	2,120,819
Novatek Microelectronics Corp.	36,000	294,538
NVIDIA Corp.	90	48,148
QUALCOMM, Inc.	3,767	448,650
Realtek Semiconductor Corp.	24,000	310,967
STMicroelectronics NV	10,856	328,340
Taiwan Semiconductor Manufacturing Co., Ltd.	7,000	102,026
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	7,770	615,773
Texas Instruments, Inc.	10,083	1,433,298
Xilinx, Inc.	9,807	1,021,497

		7,903,222

Software – 5.3%
Adobe, Inc.(a)	1,051	539,573
Avaya Holdings Corp.(a)	4,431	68,769
Cadence Design Systems, Inc.(a)	470	52,128
Check Point Software Technologies Ltd.(a)	10,070	1,271,438
Citrix Systems, Inc.	10,120	1,469,424
Constellation Software, Inc./Canada	1,100	1,273,423
Fair Isaac Corp.(a)	730	307,177
Microsoft Corp.	77,830	17,552,999
Monitronics International, Inc.(a)	2,230	8,474
Monitronics International, Inc.(a)(c)(d)	2,239	8,185
Nice Ltd.(a)	4,900	1,125,101
NortonLifeLock, Inc.	13,784	324,200
Nuance Communications, Inc.(a)	17,800	533,288
Oracle Corp.	38,665	2,212,411
Oracle Corp. Japan	11,700	1,371,172
SAP SE	11,379	1,881,459
ServiceNow, Inc.(a)	816	393,328
Synopsys, Inc.(a)	1,550	343,015
Trend Micro, Inc./Japan	34,900	2,159,792
VMware, Inc. – Class A(a)(b)	5,766	832,841

		33,728,197

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.	41,172	5,312,835
Hewlett Packard Enterprise Co.	27,200	263,024
Logitech International SA	5,980	442,906
Pegatron Corp.	144,000	306,299
Samsung Electronics Co., Ltd.	49,094	2,229,169
Wiwynn Corp.	11,000	293,425

		8,847,658

		95,401,929

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 9.8%
Biotechnology – 0.4%
AbbVie, Inc.	3,660	$350,518
Amgen, Inc.	1,394	353,128
Chongqing Zhifei Biological Products Co., Ltd. – Class A	10,100	198,994
Momenta Pharmaceuticals, Inc.(a)	30,891	1,611,584
Vertex Pharmaceuticals, Inc.(a)	117	32,657
Zai Lab Ltd. (ADR)(a)	1,960	155,565

		2,702,446

Health Care Equipment & Supplies – 2.8%
Abbott Laboratories	62,393	6,830,162
AK Medical Holdings Ltd.(b)(e)	86,080	219,429
Avantor, Inc.(a)	10,080	227,506
Cochlear Ltd.(b)	687	97,082
Fisher & Paykel Healthcare Corp., Ltd.	13,196	326,823
Hologic, Inc.(a)	4,830	288,448
Koninklijke Philips NV	53,962	2,553,543
Medtronic PLC	25,809	2,773,693
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	136,000	316,890
Varian Medical Systems, Inc.(a)	11,936	2,072,925
Wright Medical Group NV(a)(b)	75,117	2,270,787

		17,977,288

Health Care Providers & Services – 1.7%
AmerisourceBergen Corp. – Class A	3,002	291,284
Anthem, Inc.	17,909	5,041,742
Centene Corp.(a)	5,300	324,996
Galenica AG(e)	5,740	412,156
Henry Schein, Inc.(a)	19,052	1,265,815
Humana, Inc.	636	264,048
Molina Healthcare, Inc.(a)	1,610	297,802
Principia Biopharma, Inc.(a)	10,844	1,084,508
UnitedHealth Group, Inc.	4,937	1,543,059

		10,525,410

Health Care Technology – 0.4%
Cerner Corp.	4,434	325,322
Livongo Health, Inc.(a)	16,143	2,216,434

		2,541,756

Life Sciences Tools & Services – 1.4%
Agilent Technologies, Inc.	231	23,197
Bio-Rad Laboratories, Inc. – Class A(a)	630	320,412
Eurofins Scientific SE(a)	120	96,560
IQVIA Holdings, Inc.(a)	46,389	7,596,199

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PerkinElmer, Inc.	2,690	$316,667
Sartorius Stedim Biotech	870	311,257

		8,664,292

Pharmaceuticals – 3.1%
Astellas Pharma, Inc.	34,600	542,810
AstraZeneca PLC	3,390	376,291
Bristol-Myers Squibb Co.	5,840	363,248
Eli Lilly & Co.	2,902	430,628
GlaxoSmithKline PLC	47,240	922,754
Johnson & Johnson	15,465	2,372,486
Livzon Pharmaceutical Group, Inc. – Class A	35,400	275,940
Merck & Co., Inc.	17,932	1,529,061
Novo Nordisk A/S – Class B	21,000	1,388,380
Pfizer, Inc.	13,570	512,810
Progenic Pharmaceuticals, Inc.(c)(d)	136,645	– 0	–
Roche Holding AG	11,167	3,906,427
Sanofi	17,015	1,723,428
Shandong Buchang Pharmaceuticals Co., Ltd. – Class A	62,000	250,737
Zoetis, Inc.	33,903	5,427,870

		20,022,870

		62,434,062

Consumer Discretionary – 7.9%
Auto Components – 0.9%
Aptiv PLC	44,485	3,831,048
ATD New Holdings, Inc.(a)(c)	2,609	41,309
Delphi Technologies PLC(a)	83,065	1,442,839
Faurecia SE(a)	7,661	335,429

		5,650,625

Automobiles – 0.3%
BAIC Motor Corp., Ltd.(e)	289,000	138,524
Fiat Chrysler Automobiles NV	188,699	2,091,428
Tesla, Inc.(a)	120	59,798

		2,289,750

Diversified Consumer Services – 0.5%
China Yuhua Education Corp. Ltd.(e)	193,715	185,701
Service Corp. International/US	55,091	2,514,904
TAL Education Group (ADR)(a)	3,580	264,240

		2,964,845

Hotels, Restaurants & Leisure – 0.9%
Aristocrat Leisure Ltd.	55,770	1,161,805
Compass Group PLC	62,900	1,017,845
eDreams ODIGEO SA(a)(b)	29,487	79,759
La Francaise des Jeux SAEM(e)	8,040	297,347

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

McDonald’s Corp.	3,200	$683,264
NetEnt AB(a)	172,743	1,664,549
Starbucks Corp.	6,480	547,366
Transat AT, Inc.(a)(b)	77,327	310,055

		5,761,990

Household Durables – 0.1%
Electrolux AB – Class B	2,140	46,457
Persimmon PLC	9,000	312,734
Whirlpool Corp.	1,780	316,342

		675,533

Internet & Direct Marketing Retail – 1.7%
Alibaba Group Holding Ltd. (ADR)(a)	5,566	1,597,609
Amazon.com, Inc.(a)	1,193	4,116,995
eBay, Inc.	6,040	330,871
JD.com, Inc. (ADR)(a)	3,826	300,877
Naspers Ltd. – Class N	14,033	2,558,703
Prosus NV(a)	13,786	1,381,801
Zalando SE(a)(e)	3,637	318,631

		10,605,487

Leisure Products – 0.0%
Polaris, Inc.	2,954	298,472

Multiline Retail – 0.3%
Dollar General Corp.	8,770	1,770,488
Next PLC	3,913	313,536

		2,084,024

Specialty Retail – 2.3%
AutoZone, Inc.(a)	1,260	1,507,351
GrandVision NV(a)(e)	60,204	1,726,631
Home Depot, Inc. (The)	8,182	2,332,197
Lowe’s Cos., Inc.	880	144,927
O’Reilly Automotive, Inc.(a)	730	339,910
Tiffany & Co.	15,830	1,939,175
TJX Cos., Inc. (The)	77,005	4,219,104
Ulta Beauty, Inc.(a)	9,749	2,263,523
Zhongsheng Group Holdings Ltd.	15,000	93,547

		14,566,365

Textiles, Apparel & Luxury Goods – 0.9%
adidas AG(a)	1,761	535,868
Deckers Outdoor Corp.(a)	3,360	685,003
NIKE, Inc. – Class B	35,435	3,964,822
Pandora A/S	4,374	319,285

		5,504,978

		50,402,069

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 6.5%
Banks – 1.2%
Absa Group Ltd.	23,270	$105,399
Bank Leumi Le-Israel BM	124,340	636,194
China Minsheng Banking Corp., Ltd. – Class H	344,000	209,400
Danske Bank A/S	20,180	312,245
DBS Group Holdings Ltd.	112,300	1,720,993
FinecoBank Banca Fineco SpA	20,750	314,126
ING Groep NV	42,980	350,806
JPMorgan Chase & Co.	3,232	323,814
Jyske Bank A/S(a)	39,664	1,181,743
Mebuki Financial Group, Inc.	117,800	285,582
Royal Bank of Canada	9,320	709,745
Signature Bank/New York NY	3,270	317,288
Wells Fargo & Co.	47,873	1,156,133

		7,623,468

Capital Markets – 3.1%
Ameriprise Financial, Inc.	2,040	319,872
BlackRock, Inc. – Class A	897	532,988
Charles Schwab Corp. (The)	122,466	4,351,217
China Cinda Asset Management Co., Ltd. – Class H	175,000	33,386
CME Group, Inc. – Class A	9,401	1,653,354
E*TRADE Financial Corp.	43,640	2,360,924
FactSet Research Systems, Inc.	860	301,344
Goldman Sachs Group, Inc. (The)	4,349	890,980
Hong Kong Exchanges & Clearing Ltd.	4,100	206,723
Julius Baer Group Ltd.	58,501	2,804,923
Moody’s Corp.	2,870	845,617
Partners Group Holding AG	1,080	1,100,205
S&P Global, Inc.	2,940	1,077,275
Singapore Exchange Ltd.	235,000	1,486,033
TD Ameritrade Holding Corp.	48,702	1,869,183

		19,834,024

Diversified Financial Services – 0.8%
Berkshire Hathaway, Inc. – Class B(a)	13,032	2,841,497
Far East Horizon Ltd.	370,000	327,444
Groupe Bruxelles Lambert SA	8,778	809,982
Jefferies Financial Group, Inc.	17,870	313,440
Kinnevik AB – Class B	8,120	314,955
M&G PLC	135,618	313,410

		4,920,728

Insurance – 1.4%
Admiral Group PLC	14,360	501,042
Athene Holding Ltd. – Class A(a)	5,390	197,058

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Aviva PLC	33,020	$124,452
CNP Assurances	20,690	277,396
iA Financial Corp., Inc.	7,593	273,310
Japan Post Insurance Co., Ltd.	18,600	297,231
Legal & General Group PLC	20,691	59,475
MetLife, Inc.	4,315	165,955
National General Holdings Corp.	46,006	1,566,504
PICC Property & Casualty Co., Ltd. – Class H	574,000	442,642
Principal Financial Group, Inc.	4,329	182,294
Progressive Corp. (The)	5,500	522,720
RenaissanceRe Holdings Ltd.	4,280	786,407
Sampo Oyj – Class A	22,950	924,510
Willis Towers Watson PLC	10,955	2,251,581
Zurich Insurance Group AG	1,130	417,815

		8,990,392

		41,368,612

Industrials – 5.8%
Aerospace & Defense – 0.2%
AVIC Electromechanical Systems Co., Ltd.	59,400	89,302
AVIC Shenyang Aircraft Co., Ltd. – Class A	2,900	24,986
L3Harris Technologies, Inc.	7,080	1,279,639

		1,393,927

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	6,550	643,865
SG Holdings Co., Ltd.	11,800	543,015
United Parcel Service, Inc. – Class B	2,620	428,684
Yamato Holdings Co., Ltd.	5,000	130,780
ZTO Express Cayman, Inc. (ADR)	9,763	327,353

		2,073,697

Building Products – 1.1%
Allegion PLC	30,596	3,163,320
Carrier Global Corp.	6,060	180,891
Masco Corp.	13,240	771,892
Otis Worldwide Corp.	44,714	2,812,511

		6,928,614

Commercial Services & Supplies – 1.7%
A-Living Services Co., Ltd. – Class H(e)	4,000	20,612
Advanced Disposal Services, Inc.(a)	65,728	1,980,385
Secom Co., Ltd.	33,600	3,179,818
Stericycle, Inc.(a)(b)	86,791	5,564,171

		10,744,986

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.0%
WillScot Mobile Mini Holdings Corp.(a)	1,235	$22,106

Consumer Cyclical - Automotive – 0.0%
Exide Technologies(a)(c)(d)	48,846	– 0	–
Exide Technologies/Old(a)(c)(d)	1,244	– 0	–

		– 0	–

Electrical Equipment – 0.2%
Acuity Brands, Inc.	2,778	303,607
Prysmian SpA	12,170	340,111
Vestas Wind Systems A/S	2,206	333,530
Vivint Solar, Inc.(a)	5,861	180,988

		1,158,236

Industrial Conglomerates – 0.4%
3M Co.	15,436	2,516,377

Machinery – 0.4%
Dover Corp.	11,858	1,302,483
IHI Corp.	19,800	293,024
Mitsubishi Heavy Industries Ltd.	12,300	305,365
Snap-on, Inc.	2,150	318,781
Techtronic Industries Co., Ltd.	26,000	329,267

		2,548,920

Professional Services – 1.5%
Experian PLC	21,650	808,899
Intertrust NV	23,900	428,952
RELX PLC	101,623	2,284,999
Verisk Analytics, Inc. – Class A	27,275	5,091,424
Wolters Kluwer NV	14,780	1,212,450

		9,826,724

Trading Companies & Distributors – 0.0%
BMC Stock Holdings, Inc.(a)	565	22,555

		37,236,142

Communication Services – 5.6%
Diversified Telecommunication Services – 0.7%
Comcast Corp. – Class A	56,297	2,522,668
HKT Trust & HKT Ltd. – Class SS	483,000	690,172
Nippon Telegraph & Telephone Corp.	35,800	814,650
United Internet AG	2,350	115,668
Verizon Communications, Inc.	606	35,918

		4,179,076

Entertainment – 0.6%
Activision Blizzard, Inc.	7,460	623,059

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electronic Arts, Inc.(a)	7,143	$996,234
G-bits Network Technology Xiamen Co., Ltd. – Class A	900	81,243
NCSoft Corp.	83	57,583
Netflix, Inc.(a)	991	524,794
Nintendo Co., Ltd.	2,600	1,399,600
Take-Two Interactive Software, Inc.(a)	109	18,660
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. – Class A	47,100	312,706

		4,013,879

Interactive Media & Services – 3.6%
Alphabet, Inc. – Class A(a)	463	754,472
Alphabet, Inc. – Class C(a)	6,608	10,798,660
Auto Trader Group PLC	164,700	1,231,278
Facebook, Inc. – Class A(a)	31,816	9,328,452
Meet Group, Inc. (The)(a)	99,296	625,565
Tencent Holdings Ltd.	2,000	136,637

		22,875,064

Media – 0.0%
Charter Communications, Inc. – Class A(a)	193	118,813
DISH Network Corp. – Class A(a)	609	21,632
iHeartMedia, Inc. – Class A(a)	288	2,655

		143,100

Wireless Telecommunication Services – 0.7%
China Mobile Ltd.	168,000	1,175,649
Globe Telecom, Inc.	2,370	101,970
SoftBank Group Corp.	48,400	2,993,842

		4,271,461

		35,482,580

Consumer Staples – 3.2%
Beverages – 0.5%
Asahi Group Holdings Ltd.	26,900	940,120
Coca-Cola Co. (The)	23,780	1,177,823
PepsiCo, Inc.	6,540	915,992

		3,033,935

Food & Staples Retailing – 0.7%
J Sainsbury PLC	13,700	33,662
Koninklijke Ahold Delhaize NV	56,740	1,707,068
Kroger Co. (The)	9,190	327,899
Southeastern Grocers, Inc. Npv(a)(c)(d)	2,013	128,832
Walmart, Inc.	15,350	2,131,348

		4,328,809

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Products – 0.9%
a2 Milk Co., Ltd. (The)(a)	9,010	$112,450
CJ CheilJedang Corp.	120	41,047
Danone SA	23,745	1,561,389
Heilongjiang Agriculture Co., Ltd.	101,600	298,535
Henan Shuanghui Investment & Development Co., Ltd. – Class A	36,700	339,824
Ingredion, Inc.	3,068	246,790
Morinaga & Co., Ltd./Japan	13,500	494,760
Nestle SA	13,033	1,569,787
Salmar ASA	22,840	1,235,689
Tingyi Cayman Islands Holding Corp.	158,000	296,513

		6,196,784

Household Products – 0.5%
Procter & Gamble Co. (The)	22,072	3,053,220

Personal Products – 0.1%
Unilever PLC	6,281	371,344

Tobacco – 0.5%
British American Tobacco PLC	17,360	585,119
Philip Morris International, Inc.	13,696	1,092,804
Swedish Match AB	19,926	1,513,379

		3,191,302

		20,175,394

Materials – 1.7%
Chemicals – 1.3%
Clariant AG	12,890	269,157
International Flavors & Fragrances, Inc.(b)	58,542	7,246,914
Kumho Petrochemical Co., Ltd.	2,430	205,085
Lomon Billions Group Co., Ltd. – Class A	20,600	70,508
Orbia Advance Corp. SAB de CV	12,400	19,924
RPM International, Inc.	3,656	309,919
Sumitomo Chemical Co., Ltd.	36,500	118,384
Umicore SA	5,890	270,351

		8,510,242

Construction Materials – 0.0%
China National Building Material Co., Ltd. – Class H	58,000	81,408

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	4,030	142,707
Westrock Co.	16	485

		143,192

Metals & Mining – 0.3%
Artsonig Pty Ltd.(c)(d)	51,133	– 0	–
BHP Group PLC	5,320	121,095

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Constellium SE – Class A(a)	4,470	$35,805
Evraz PLC	11,775	50,377
Fortescue Metals Group Ltd.	24,451	312,518
Kinross Gold Corp.(a)	11,800	104,760
Kumba Iron Ore Ltd.	9,880	309,492
Neenah Enterprises, Inc.(a)(c)(d)	10,896	– 0	–
Southern Copper Corp.	6,621	318,470
Steel Dynamics, Inc.	11,090	327,377
Yamana Gold, Inc.	51,040	316,175

		1,896,069

Paper & Forest Products – 0.1%
Mondi PLC	26,338	518,234

		11,149,145

Utilities – 0.9%
Electric Utilities – 0.6%
American Electric Power Co., Inc.	15,140	1,193,486
EDP – Energias de Portugal SA	128,000	650,697
Enel SpA	156,960	1,421,303
NextEra Energy, Inc.	3,140	876,594
NRG Energy, Inc.	2,348	80,794

		4,222,874

Gas Utilities – 0.1%
AltaGas Ltd.(b)	5,790	74,886
Tokyo Gas Co., Ltd.	20,200	449,783

		524,669

Multi-Utilities – 0.2%
Ameren Corp.	12,240	968,306
Sempra Energy	2,650	327,673

		1,295,979

		6,043,522

Energy – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Battalion Oil Corp.(a)	1	8
Berry Corp.	9,850	38,809
Canadian Natural Resources Ltd.	4,470	88,142
CHC Group LLC(a)(f)	2,966	119
Exxon Mobil Corp.	470	18,772
K2016470219 South Africa Ltd. –Series A(c)(d)	465,862	– 0	–
K2016470219 South Africa Ltd. –Series B(c)(d)	73,623	– 0	–
LUKOIL PJSC (Sponsored ADR)	12,592	846,560
Marathon Petroleum Corp.	30,101	1,067,381
Noble Energy, Inc.	63,130	628,144
Paragon Litigation – Class A(c)	649	65
Paragon Litigation – Class B(c)	974	5,357

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Parkland Corp./Canada(b)	6,964	$197,385
Royal Dutch Shell PLC – Class B	45,060	633,936
Tervita Corp.(a)	29,494	67,836
Valero Energy Corp.	2,940	154,615
Vantage Drilling International(a)	573	3,725
Yanzhou Coal Mining Co., Ltd. – Class H	264,000	202,964

		3,953,818

Real Estate – 0.6%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Nippon Building Fund, Inc.	149	897,221
Stockland	35,940	104,796
Taubman Centers, Inc.	18,056	691,545
VICI Properties, Inc.	10,308	230,281

		1,923,843

Real Estate Management & Development – 0.3%
CBRE Group, Inc. – Class A(a)	22,968	1,080,185
Tokyu Fudosan Holdings Corp.	35,700	153,098
Vonovia SE	10,350	740,706

		1,973,989

		3,897,832

Total Common Stocks (cost $292,568,478)		367,545,105

INVESTMENT COMPANIES – 6.5%
Funds and Investment Trusts – 6.5%(g)
Financial Select Sector SPDR Fund	33,910	849,785
iShares Core U.S. Aggregate Bond ETF	21,260	2,516,546
iShares iBoxx High Yield Corporate Bond ETF	9,684	823,430
iShares JP Morgan USD Emerging Markets Bond ETF	10,550	1,198,269
iShares MSCI ACWI ETF(b)	6,391	526,299
iShares MSCI Global Min Vol Factor ETF	15,930	1,482,446
iShares Russell 2000 ETF(b)	591	91,859
iShares US Technology ETF(b)	6,055	1,932,635
ROBO Global Robotics and Automation Index ETF	23,839	1,151,424
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	18,149	571,693
Vanguard Global ex-U.S. Real Estate ETF	349,293	17,359,862
Vanguard Real Estate ETF(b)	162,497	13,284,130

Total Investment Companies (cost $43,010,529)		41,788,378

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 4.9%
Industrial – 4.0%
Basic – 0.4%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(e)	U.S.$	16	$16,726
Arconic Corp. 6.125%, 02/15/2028(e)		33	34,806
Avient Corp. 5.75%, 05/15/2025(e)		32	33,984
CF Industries, Inc. 3.45%, 06/01/2023		78	81,058
4.95%, 06/01/2043		3	3,565
5.375%, 03/15/2044		76	94,617
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(e)		12	12,251
9.875%, 10/17/2025(e)		114	125,579
Commercial Metals Co. 5.375%, 07/15/2027		140	148,933
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	20,812
Element Solutions, Inc. 3.875%, 09/01/2028(e)		91	92,806
ERP Iron Ore, LLC 9.039%, 12/31/2019(a)(c)(d)(h)(i)		12	10,336
Flex Acquisition Co., Inc. 7.875%, 07/15/2026(e)		40	41,917
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(e)		107	116,086
Graham Packaging Co., Inc. 7.125%, 08/15/2028(e)		28	29,400
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(e)		123	125,376
Hecla Mining Co. 7.25%, 02/15/2028		28	30,867
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(e)		77	82,827
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(e)		89	90,727
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(e)		58	63,100
Kaiser Aluminum Corp. 6.50%, 05/01/2025(e)		22	23,287

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(e)	EUR	100	$120,298
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(c)(d)(h)(j)	U.S.$	146	– 0	–
Novelis Corp. 5.875%, 09/30/2026(e)		40	41,726
OCI NV 5.00%, 04/15/2023(e)	EUR	100	122,318
Olin Corp. 5.625%, 08/01/2029	U.S.$	124	123,923
Peabody Energy Corp. 6.00%, 03/31/2022(b)(e)		16	7,318
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.00%, 07/15/2024(e)		93	95,384
SPCM SA 4.875%, 09/15/2025(e)		142	146,756
United States Steel Corp. 12.00%, 06/01/2025(e)		175	186,015
Valvoline, Inc. 4.25%, 02/15/2030(e)		152	161,289
WR Grace & Co.-Conn 4.875%, 06/15/2027(e)		39	40,875
5.625%, 10/01/2024(e)		23	24,340

			2,349,302

Capital Goods – 0.5%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(e)(i)	EUR	202	241,057
Ball Corp. 5.00%, 03/15/2022	U.S.$	93	99,099
Bombardier, Inc. 5.75%, 03/15/2022(e)		364	321,707
8.75%, 12/01/2021(e)		60	57,655
Clean Harbors, Inc. 4.875%, 07/15/2027(e)		3	3,151
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(e)		74	72,351
Colfax Corp. 6.00%, 02/15/2024(e)		23	24,068
6.375%, 02/15/2026(e)		24	25,985
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 01/15/2023		80	84,078
Energizer Holdings, Inc. 4.75%, 06/15/2028(e)		33	34,420

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnerSys 4.375%, 12/15/2027(e)	U.S.$	100	$102,774
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(e)		130	133,900
GFL Environmental, Inc. 5.125%, 12/15/2026(e)		15	15,831
8.50%, 05/01/2027(e)		50	54,505
Granite US Holdings Corp. 11.00%, 10/01/2027(e)		54	56,728
Griffon Corp. 5.75%, 03/01/2028		22	23,363
JELD-WEN, Inc. 4.625%, 12/15/2025(e)		17	17,281
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(e)		13	13,285
7.25%, 04/15/2025(e)		236	229,298
Moog, Inc. 4.25%, 12/15/2027(e)		42	43,379
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(e)		60	61,418
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(e)		55	53,781
5.375%, 05/01/2026(e)		60	61,752
Stevens Holding Co., Inc. 6.125%, 10/01/2026(e)		18	19,389
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(e)		34	35,611
Terex Corp. 5.625%, 02/01/2025(e)		95	96,247
TransDigm UK Holdings PLC 6.875%, 05/15/2026		265	271,225
TransDigm, Inc. 6.25%, 03/15/2026(e)		47	49,617
Triumph Group, Inc. 6.25%, 09/15/2024(e)		14	11,442
7.75%, 08/15/2025		85	50,395
8.875%, 06/01/2024(e)		66	69,615
Trivium Packaging Finance BV 8.50%, 08/15/2027(e)		219	240,635
Vertical US Newco, Inc. 5.25%, 07/15/2027(e)		300	311,601
Wesco Distribution, Inc. 7.125%, 06/15/2025(e)		70	77,120
7.25%, 06/15/2028(e)		51	56,833

			3,120,596

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.3%
Banijay Entertainment SASU 3.50%, 03/01/2025(e)	EUR	150	$176,679
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 05/01/2025(e)	U.S.$	30	30,678
5.75%, 02/15/2026(e)		87	91,171
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(e)		25	25,192
CSC Holdings LLC 3.375%, 02/15/2031(e)		200	197,328
5.875%, 09/15/2022		15	15,951
6.75%, 11/15/2021		40	42,184
DISH DBS Corp. 6.75%, 06/01/2021		69	70,985
7.375%, 07/01/2028(e)		98	103,988
DISH Network Corp. 3.375%, 08/15/2026(k)		56	55,231
Gray Television, Inc. 5.125%, 10/15/2024(e)		150	153,753
5.875%, 07/15/2026(e)		85	88,559
iHeartCommunications, Inc. 4.75%, 01/15/2028(e)		35	33,415
6.375%, 05/01/2026		22	22,949
8.375%, 05/01/2027		137	138,516
Lamar Media Corp. 4.875%, 01/15/2029(e)		4	4,196
5.75%, 02/01/2026		65	67,733
Meredith Corp. 6.875%, 02/01/2026		60	52,168
National CineMedia LLC 5.75%, 08/15/2026		33	21,652
5.875%, 04/15/2028(e)		67	54,000
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(e)		61	58,957
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 02/15/2023(e)		60	60,980
Scripps Escrow, Inc. 5.875%, 07/15/2027(e)		76	76,194
Sinclair Television Group, Inc. 5.125%, 02/15/2027(e)		150	146,233
Summer BC Holdco B SARL 5.75%, 10/31/2026(e)	EUR	150	179,003
TEGNA, Inc. 5.00%, 09/15/2029(e)	U.S.$	110	110,526

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Univision Communications, Inc. 6.625%, 06/01/2027(e)	U.S.$	80		$80,811
9.50%, 05/01/2025(e)		43		47,312

				2,206,344

Communications - Telecommunications – 0.2%
Altice France SA/France 7.375%, 05/01/2026(e)		245		259,888
CenturyLink, Inc. Series T 5.80%, 03/15/2022		65		67,869
Hughes Satellite Systems Corp. 7.625%, 06/15/2021		47		48,619
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(a)(l)		177		115,801
Sprint Communications, Inc. 11.50%, 11/15/2021		60		66,784
Telecom Italia Capital SA 6.375%, 11/15/2033		136		168,510
7.20%, 07/18/2036		148		194,366
7.721%, 06/04/2038		71		99,074
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(e)		51		50,462
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(e)		0	**	108

				1,071,481

Consumer Cyclical - Automotive – 0.3%
Adient US LLC 9.00%, 04/15/2025(e)		92		102,920
Allison Transmission, Inc. 5.00%, 10/01/2024(e)		10		10,107
5.875%, 06/01/2029(e)		60		65,903
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025(b)		79		81,467
6.875%, 07/01/2028		67		69,515
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(e)		54		57,262
8.50%, 05/15/2027(e)		152		161,503
Dana, Inc. 5.375%, 11/15/2027		11		11,635
5.625%, 06/15/2028		17		17,969
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)		14		13,940
Exide International Holdings LP (Superpriority Lien) 10.75%, 10/31/2021(a)(c)(d)(j)(l)		117		103,224

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(c)(d)(j)(l)	U.S.$	72	$3,596
(First Lien) 11.00%, 10/31/2024(a)(c)(d)(j)(l)		24	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		391	433,017
9.00%, 04/22/2025		103	120,525
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(e)	EUR	108	96,467
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(e)(i)		100	122,076
Meritor, Inc. 6.25%, 02/15/2024-06/01/2025(e)	U.S.$	107	110,635
Navistar International Corp. 6.625%, 11/01/2025(e)		86	87,589
9.50%, 05/01/2025(e)		57	64,928
Tenneco, Inc. 5.00%, 07/15/2026(b)		167	125,776
Titan International, Inc. 6.50%, 11/30/2023		102	76,213
Truck Hero, Inc. 8.50%, 04/21/2024(e)		84	89,594

			2,025,861

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025		29	8,942
5.875%, 11/15/2026		162	47,970
Carnival Corp. 9.875%, 08/01/2027(e)		60	60,453
11.50%, 04/01/2023(e)		151	168,447
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(e)		179	183,937
Mattel, Inc. 5.875%, 12/15/2027(e)		92	99,971
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		93	99,585
9.50%, 08/01/2025(e)		73	77,167
Six Flags Entertainment Corp. 4.875%, 07/31/2024(e)		30	29,098
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(e)		38	41,127
Vail Resorts, Inc. 6.25%, 05/15/2025(e)		25	26,739

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Viking Cruises Ltd. 5.875%, 09/15/2027(e)	U.S.$	53	$37,207
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		3	2,471

			883,114

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		79	78,919
Beazer Homes USA, Inc. 5.875%, 10/15/2027		7	7,108
6.75%, 03/15/2025		46	47,195
Boyd Gaming Corp. 8.625%, 06/01/2025(e)		62	68,387
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(e)		113	105,811
6.25%, 09/15/2027(e)		3	3,045
Caesars Entertainment Corp. 5.00%, 10/01/2024(k)		26	47,121
Colt Merger Sub, Inc. 6.25%, 07/01/2025(e)		102	107,919
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(e)		173	175,448
Forestar Group, Inc. 5.00%, 03/01/2028(e)		40	40,407
8.00%, 04/15/2024(e)		67	71,063
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(e)		27	28,706
Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024		15	15,075
4.875%, 01/15/2030		3	3,098
5.375%, 05/01/2025(e)		21	22,013
5.75%, 05/01/2028(e)		22	23,268
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		31	32,661
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(e)		199	177,329
KB Home 7.00%, 12/15/2021		54	56,840
7.50%, 09/15/2022		25	27,175
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(e)		39	41,386
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		154	159,900
Mattamy Group Corp. 4.625%, 03/01/2030(e)		88	90,658
5.25%, 12/15/2027(e)		53	56,147

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meritage Homes Corp. 7.00%, 04/01/2022	U.S.$	11	$11,402
MGM Resorts International 5.50%, 04/15/2027		77	81,429
Scientific Games International, Inc. 5.00%, 10/15/2025(e)		84	83,013
7.00%, 05/15/2028(e)		43	42,154
7.25%, 11/15/2029(e)		42	41,634
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(e)		47	48,195
6.125%, 04/01/2025(e)		140	144,262
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(e)		197	191,210
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(e)		20	22,427
5.875%, 06/15/2027(e)		3	3,361
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(e)		183	194,664
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(e)		72	71,431
Wyndham Destinations, Inc. 4.625%, 03/01/2030(e)		94	88,541
6.625%, 07/31/2026(e)		48	51,009
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(e)		3	3,121
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(e)		93	92,078

			2,656,610

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 4.375%, 01/15/2028(e)		55	56,443
5.75%, 04/15/2025(e)		53	56,534
Golden Nugget, Inc. 8.75%, 10/01/2025(e)		140	103,936
IRB Holding Corp. 6.75%, 02/15/2026(e)		122	124,218
7.00%, 06/15/2025(e)		51	54,528
Yum! Brands, Inc. 7.75%, 04/01/2025(e)		51	56,995

			452,654

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(e)	U.S.$	12	$12,772
Dufry One BV 2.50%, 10/15/2024(e)	EUR	143	144,668
FirstCash, Inc. 4.625%, 09/01/2028(e)	U.S.$	22	22,601
Group 1 Automotive, Inc. 5.00%, 06/01/2022		160	160,000
L Brands, Inc. 5.25%, 02/01/2028		13	12,561
6.875%, 07/01/2025(e)		32	34,581
7.50%, 06/15/2029		13	13,844
9.375%, 07/01/2025(e)		55	63,937
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	6,022
Penske Automotive Group, Inc. 3.50%, 09/01/2025		65	65,436
5.50%, 05/15/2026		15	15,615
5.75%, 10/01/2022		9	9,024
PetSmart, Inc. 7.125%, 03/15/2023(e)		162	163,362
Rite Aid Corp. 7.50%, 07/01/2025(e)		151	151,462
Sonic Automotive, Inc. 6.125%, 03/15/2027		47	49,774
Staples, Inc. 7.50%, 04/15/2026(e)		215	191,283
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		36	35,417
William Carter Co. (The) 5.50%, 05/15/2025(e)		47	50,382

			1,202,741

Consumer Non-Cyclical – 0.3%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(e)		88	91,815
AdaptHealth LLC 6.125%, 08/01/2028(e)		25	26,247
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023(b)(e)		66	65,026
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(b)(e)		184	187,686
6.625%, 06/15/2024		36	37,168
Avantor Funding, Inc. 4.625%, 07/15/2028(e)		70	74,016

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bausch Health Cos., Inc. 6.25%, 02/15/2029(e)	U.S.$	129	$134,809
Catalent Pharma Solutions, Inc. 4.875%, 01/15/2026(e)		55	56,207
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(e)		8	8,555
CHS/Community Health Systems, Inc. 8.125%, 06/30/2024(e)		97	66,773
Coty, Inc. 6.50%, 04/15/2026(e)		40	33,098
DaVita, Inc. 3.75%, 02/15/2031(e)		90	89,176
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(e)		13	13,195
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 9.50%, 07/31/2027(e)		36	38,977
Hadrian Merger Sub, Inc. 8.50%, 05/01/2026(b)(e)		56	54,084
HCA, Inc. 5.875%, 05/01/2023		23	25,224
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023(e)		242	246,235
Lamb Weston Holdings, Inc. 4.625%, 11/01/2024(e)		140	146,327
LifePoint Health, Inc. 6.75%, 04/15/2025(e)		110	118,998
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(e)		26	5,222
MEDNAX, Inc. 5.25%, 12/01/2023(e)		10	10,240
6.25%, 01/15/2027(e)		17	18,016
Newell Brands, Inc. 4.35%, 04/01/2023		65	68,524
Radiology Partners, Inc. 9.25%, 02/01/2028(e)		73	77,511
Spectrum Brands, Inc. 5.75%, 07/15/2025		30	30,992
Sunshine Mid BV 6.50%, 05/15/2026(e)	EUR	103	127,902
Tenet Healthcare Corp. 5.125%, 05/01/2025	U.S.$	35	35,866
7.50%, 04/01/2025(e)		70	76,825
8.125%, 04/01/2022		55	59,382
US Renal Care, Inc. 10.625%, 07/15/2027(e)		85	91,695

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

West Street Merger Sub, Inc. 6.375%, 09/01/2025(e)	U.S.$	172	$176,563

			2,292,354

Energy – 0.6%
Antero Resources Corp. 5.125%, 12/01/2022		114	98,518
Apache Corp. 4.625%, 11/15/2025		8	8,205
4.875%, 11/15/2027		16	16,361
5.35%, 07/01/2049		137	131,998
Berry Petroleum Co. LLC 7.00%, 02/15/2026(e)		83	66,171
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(b)(e)		29	25,581
Callon Petroleum, Co. 6.25%, 04/15/2023		28	9,922
8.25%, 07/15/2025		169	53,816
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020(f)(k)		158	23,771
Citgo Holding, Inc. 9.25%, 08/01/2024(e)		50	49,370
CITGO Petroleum Corp. 6.25%, 08/15/2022(e)		34	33,996
7.00%, 06/15/2025(e)		152	152,842
Comstock Resources, Inc. 7.50%, 05/15/2025(e)		41	40,899
9.75%, 08/15/2026		39	41,668
Denbury Resources, Inc. 7.75%, 02/15/2024(a)(e)(l)		104	51,855
9.25%, 03/31/2022(a)(e)(l)		38	18,845
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(a)(l)		367	39,606
7.875%, 08/15/2025(a)(l)		43	4,221
EnLink Midstream Partners LP 4.40%, 04/01/2024		7	6,442
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 09/01/2022(a)(l)		338	10
9.388%, 05/01/2024(a)(e)(l)		100	5
Genesis Energy LP/Genesis Energy Finance Corp.
5.625%, 06/15/2024		51	45,074
6.25%, 05/15/2026		47	39,911
6.50%, 10/01/2025		32	27,647
7.75%, 02/01/2028		23	20,477

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 7.00%, 06/15/2023-08/01/2027	U.S.$	79	$79,640
Gulfport Energy Corp.
6.00%, 10/15/2024		54	32,371
6.375%, 05/15/2025-01/15/2026		274	161,712
Hess Midstream Operations LP 5.625%, 02/15/2026(e)		197	205,254
HighPoint Operating Corp. 7.00%, 10/15/2022		33	8,300
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(e)		110	103,196
Indigo Natural Resources LLC 6.875%, 02/15/2026(e)		67	68,503
Murphy Oil Corp. 6.375%, 12/01/2042(b)		51	43,599
Nabors Industries Ltd.
7.25%, 01/15/2026(e)		59	27,596
7.50%, 01/15/2028(e)		60	25,719
New Fortress Energy, Inc. 6.75%, 09/15/2025(e)		122	123,785
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		181	130,928
Occidental Petroleum Corp. 2.70%, 02/15/2023		69	66,477
2.90%, 08/15/2024		31	28,532
3.40%, 04/15/2026		10	8,868
3.50%, 06/15/2025		35	31,683
8.50%, 07/15/2027		26	28,744
8.875%, 07/15/2030		26	29,589
Parkland Corp./Canada 6.00%, 04/01/2026(e)		142	150,037
PDC Energy, Inc. 5.75%, 05/15/2026		217	221,833
QEP Resources, Inc. 5.25%, 05/01/2023		44	36,036
5.375%, 10/01/2022		81	71,249
Range Resources Corp. 5.00%, 08/15/2022-03/15/2023		145	144,672
5.875%, 07/01/2022		5	5,071
SandRidge Energy, Inc. 7.50%, 02/15/2023(a)(c)(d)		69	– 0	–
8.125%, 10/15/2022(a)(c)(d)		113	– 0	–
SM Energy Co. 5.00%, 01/15/2024		66	38,940
5.625%, 06/01/2025		4	2,034

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southwestern Energy Co. 8.375%, 09/15/2028	U.S.$	40	$41,198
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		104	107,189
5.875%, 03/15/2028		129	134,991
6.00%, 04/15/2027		4	4,255
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/2023		45	45,605
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(e)		98	90,652
Transocean Pontus Ltd. 6.125%, 08/01/2025(e)		51	45,360
Transocean Sentry Ltd. 5.375%, 05/15/2023(e)		150	120,056
Transocean, Inc. 6.80%, 03/15/2038		96	19,002
7.25%, 11/01/2025(e)		39	12,811
7.50%, 01/15/2026(e)		103	31,897
Vantage Drilling International 7.50%, 11/01/2019(a)(c)(d)(h)		111	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(e)		286	183,280
Western Midstream Operating LP 3.95%, 06/01/2025		24	24,014
4.00%, 07/01/2022		14	14,323
4.10%, 02/01/2025		48	47,829
4.50%, 03/01/2028		59	59,598
4.75%, 08/15/2028		29	29,386
5.05%, 02/01/2030		48	49,082
5.45%, 04/01/2044		19	17,590
Whiting Petroleum Corp. 6.25%, 04/01/2023(a)(l)		42	9,565
6.625%, 01/15/2026(a)(l)		54	12,714

			3,981,976

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(e)		96	98,759
5.875%, 05/15/2026(e)		55	57,586
H&E Equipment Services, Inc. 5.625%, 09/01/2025		58	60,264
IAA, Inc. 5.50%, 06/15/2027(e)		34	35,828
KAR Auction Services, Inc. 5.125%, 06/01/2025(e)		130	131,418

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Laureate Education, Inc. 8.25%, 05/01/2025(e)	U.S.$	134	$142,181

			526,036

Services – 0.3%
ADT Security Corp. (The) 6.25%, 10/15/2021		10	10,602
ANGI Group LLC 3.875%, 08/15/2028(e)		209	211,612
Aptim Corp. 7.75%, 06/15/2025(e)		122	62,174
APX Group, Inc. 6.75%, 02/15/2027(e)		35	36,744
7.875%, 12/01/2022		185	186,965
Aramark Services, Inc. 6.375%, 05/01/2025(e)		90	94,370
Carlson Travel, Inc. 11.50% (9.50% Cash and 2.00% PIK), 12/15/2026(e)(i)		200	113,000
Carriage Services, Inc. 6.625%, 06/01/2026(e)		87	92,597
Garda World Security Corp. 9.50%, 11/01/2027(e)		149	162,741
Gartner, Inc. 4.50%, 07/01/2028(e)		49	51,176
Korn Ferry 4.625%, 12/15/2027(e)		63	65,237
Monitronics International, Inc. 0.00%, 04/01/2020(a)(c)(d)(h)		120	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(e)		118	125,364
Refinitiv US Holdings, Inc. 6.25%, 05/15/2026(e)		70	75,226
Sabre GLBL, Inc. 5.25%, 11/15/2023(e)		75	74,606
5.375%, 04/15/2023(e)		105	106,528
9.25%, 04/15/2025(e)		41	45,578
Service Corp. International/US 3.375%, 08/15/2030		103	104,930
TripAdvisor, Inc. 7.00%, 07/15/2025(e)		41	43,339
Verscend Escrow Corp. 9.75%, 08/15/2026(e)		115	124,639

			1,787,428

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
Banff Merger Sub, Inc. 9.75%, 09/01/2026(e)	U.S.$	110	$117,166
Boxer Parent Co., Inc. 7.125%, 10/02/2025(e)		7	7,601
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		59	61,516
CommScope, Inc. 5.50%, 03/01/2024(e)		75	77,625
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/2024(e)		1	919
EMC Corp. 3.375%, 06/01/2023		55	56,771
Logan Merger Sub, Inc. 5.50%, 09/01/2027(e)		51	52,024
Microchip Technology, Inc. 4.25%, 09/01/2025(e)		58	60,324
NCR Corp. 5.75%, 09/01/2027(e)		40	42,146
6.125%, 09/01/2029(e)		28	30,174
8.125%, 04/15/2025(e)		28	31,265
Presidio Holdings, Inc. 4.875%, 02/01/2027(e)		12	12,309
8.25%, 02/01/2028(e)		18	18,898
Science Applications International Corp. 4.875%, 04/01/2028(e)		11	11,400
Sensata Technologies, Inc. 3.75%, 02/15/2031(e)		90	90,201
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(e)		119	124,721
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(e)		181	187,775

			982,835

Transportation - Services – 0.1%
Algeco Global Finance PLC 8.00%, 02/15/2023(e)		200	204,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(b)(e)		23	22,012
10.50%, 05/15/2025(b)(e)		64	74,563
XPO Logistics, Inc. 6.125%, 09/01/2023(e)		30	30,309
6.75%, 08/15/2024(e)		105	111,413

			442,297

			25,981,629

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.8%
Banking – 0.4%
Alliance Data Systems Corp. 4.75%, 12/15/2024(e)	U.S.$	115	$110,231
Allied Irish Banks PLC 7.375%, 12/03/2020(e)(m)	EUR	200	241,654
Ally Financial, Inc. 5.75%, 11/20/2025	U.S.$	55	61,618
Banco Bilbao Vizcaya Argentaria SA 5.875%, 09/24/2023(e)(m)	EUR	200	235,090
Banco Santander SA 6.75%, 04/25/2022(e)(m)		300	373,825
Citizens Financial Group, Inc. Series B 6.00%, 07/06/2023(m)	U.S.$	116	113,413
Credit Suisse Group AG 6.25%, 12/18/2024(e)(m)		200	217,714
7.50%, 07/17/2023(e)(m)		206	222,093
Discover Financial Services Series D 6.125%, 06/23/2025(m)		306	330,449
Societe Generale SA 8.00%, 09/29/2025(e)(m)		200	227,826
UniCredit SpA 9.25%, 06/03/2022(e)(m)	EUR	200	261,310

			2,395,223

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(a)(h)	U.S.$	1,030	12,355
LPL Holdings, Inc. 5.75%, 09/15/2025(e)		35	36,400
NFP Corp. 6.875%, 08/15/2028(e)		257	268,645
7.00%, 05/15/2025(e)		43	46,234

			363,634

Finance – 0.1%
CNG Holdings, Inc. 12.50%, 06/15/2024(e)		93	83,064
Curo Group Holdings Corp. 8.25%, 09/01/2025(e)		207	168,109
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(e)		190	181,030
goeasy Ltd. 5.375%, 12/01/2024(e)		74	76,590
Lincoln Financing SARL 3.625%, 04/01/2024(e)	EUR	103	121,241

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navient Corp. 5.50%, 01/25/2023	U.S.$	25	$25,770
5.875%, 03/25/2021		1	1,440
6.50%, 06/15/2022		31	32,371
7.25%, 01/25/2022		31	32,787
SLM Corp. 5.125%, 04/05/2022		30	31,244
Springleaf Finance Corp. 7.75%, 10/01/2021		55	58,044
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(e)		112	99,833

			911,523

Insurance – 0.0%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(e)		35	35,582
8.125%, 02/15/2024(e)		68	71,816
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(e)		91	96,454
Genworth Holdings, Inc. 7.625%, 09/24/2021(b)		19	19,521

			223,373

Other Finance – 0.1%
Intrum AB 2.75%, 07/15/2022(e)	EUR	13	15,591
3.00%, 09/15/2027(e)		100	109,937
4.875%, 08/15/2025(e)		100	121,631
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(e)	U.S.$	184	187,097

			434,256

REITS – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(e)		265	216,068
Diversified Healthcare Trust 6.75%, 12/15/2021		21	21,753
9.75%, 06/15/2025		90	100,534
GEO Group, Inc. (The) 6.00%, 04/15/2026		30	23,055
Iron Mountain, Inc. 4.875%, 09/15/2027(e)		3	3,114
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		90	97,368
5.75%, 02/01/2027		108	119,662

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(e)	U.S.$	204	$213,029

			794,583

			5,122,592

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 4.625%, 02/01/2029(e)		105	107,561
5.125%, 03/15/2028(e)		28	29,599
NRG Energy, Inc. 6.625%, 01/15/2027		3	3,211
Talen Energy Supply LLC 4.60%, 12/15/2021		1	712
6.50%, 06/01/2025		144	100,598
7.25%, 05/15/2027(e)		37	38,149
10.50%, 01/15/2026(e)		152	121,938
Texas Competitive/TCEH 11.50%, 10/01/2020(a)(c)(d)		142	– 0	–

			401,768

Total Corporates – Non-Investment Grade (cost $32,491,093)			31,505,989

CORPORATES – INVESTMENT GRADE – 2.6%
Financial Institutions – 1.4%
Banking – 0.9%
Ally Financial, Inc. 5.80%, 05/01/2025		82	94,738
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)		184	207,460
Bank of America Corp. Series AA 6.10%, 03/17/2025(m)		243	270,600
Series DD 6.30%, 03/10/2026(m)		114	131,571
Series Z 6.50%, 10/23/2024(m)		7	7,888
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(m)		17	18,454
Barclays Bank PLC 6.86%, 06/15/2032(e)(m)		35	44,234
Barclays PLC 7.25%, 03/15/2023(e)(m)	GBP	200	279,047

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 7.625%, 03/30/2021(e)(m)	U.S.$	32	$32,576
CIT Group, Inc. 3.929%, 06/19/2024		31	31,987
5.00%, 08/15/2022		80	83,694
Citigroup Capital XVIII 1.019% (Sterling LIBOR 3 Month + 0.89%), 06/28/2067(n)	GBP	185	226,573
Citigroup, Inc. 5.95%, 01/30/2023(m)	U.S.$	365	382,768
Series V 4.70%, 01/30/2025(m)		95	94,024
Comerica, Inc. 5.625%, 07/01/2025(b)(m)		205	221,574
Credit Agricole SA 8.125%, 12/23/2025(e)(m)		400	474,664
DNB Bank ASA 6.50%, 03/26/2022(e)(m)		201	210,555
Fifth Third Bancorp Series L 4.50%, 09/30/2025(m)		27	27,675
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025		50	55,446
Series O 5.30%, 11/10/2026(m)		23	24,727
Series P 5.00%, 11/10/2022(m)		185	179,972
HSBC Holdings PLC 6.00%, 09/29/2023(e)(m)	EUR	300	380,380
Lloyds Banking Group PLC 7.625%, 06/27/2023(e)(m)	GBP	260	369,107
Morgan Stanley 5.00%, 11/24/2025	U.S.$	211	249,628
Natwest Group PLC 8.625%, 08/15/2021(m)		320	337,229
Nordea Bank Abp 6.625%, 03/26/2026(e)(m)		350	391,209
Santander Holdings USA, Inc. 3.244%, 10/05/2026		68	72,342
4.40%, 07/13/2027		91	101,349
State Street Corp. 2.901%, 03/30/2026(e)		12	13,106
3.152%, 03/30/2031(e)		16	18,343
Swedbank AB Series NC5 5.625%, 09/17/2024(e)(m)		200	210,604
Truist Financial Corp. Series P 4.95%, 09/01/2025(m)		211	228,914
Series Q 5.10%, 03/01/2030(m)		56	61,450

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group AG 7.00%, 02/19/2025(e)(m)	U.S.$	400	$451,964

			5,985,852

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(m)		119	130,794

Finance – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.65%, 07/21/2027		242	224,232
3.875%, 01/23/2028		244	226,251
Aircastle Ltd. 5.25%, 08/11/2025(e)		164	160,556
Synchrony Financial 2.85%, 07/25/2022		50	51,712
4.25%, 08/15/2024		23	24,763
4.375%, 03/19/2024		31	33,390
4.50%, 07/23/2025		42	45,863

			766,767

Insurance – 0.3%
Allstate Corp. (The) 6.50%, 05/15/2057		191	243,560
Assicurazioni Generali SpA 5.50%, 10/27/2047(e)	EUR	185	262,745
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		200	294,075
Centene Corp. 5.375%, 08/15/2026(e)	U.S.$	81	85,654
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(e)		298	361,132
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		254	350,746
MetLife, Inc. 6.40%, 12/15/2036		47	58,689
Prudential Financial, Inc. 5.20%, 03/15/2044		44	46,652
5.625%, 06/15/2043		126	135,231
SCOR SE 3.00%, 06/08/2046(e)	EUR	100	133,751

			1,972,235

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	U.S.$	32	$34,664
5.375%, 04/15/2026		20	22,216
Healthpeak Properties, Inc. 4.25%, 11/15/2023		3	3,288
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		33	34,926
5.25%, 08/01/2026		96	101,291
5.50%, 05/01/2024		5	5,053
Sabra Health Care LP 4.80%, 06/01/2024		77	80,028
Spirit Realty LP 4.45%, 09/15/2026		13	13,944

			295,410

			9,151,058

Industrial – 1.2%
Basic – 0.2%
ArcelorMittal SA 7.00%, 03/01/2041		54	68,385
7.25%, 10/15/2039		53	67,884
Arconic Corp. 6.00%, 05/15/2025(e)		54	57,865
Equate Petrochemical BV 3.00%, 03/03/2022(e)		255	258,347
Fresnillo PLC 5.50%, 11/13/2023(e)		200	221,125
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(e)		11	13,637
GUSAP III LP 4.25%, 01/21/2030(e)		200	209,124
Industrias Penoles SAB de CV 5.65%, 09/12/2049(e)		201	236,301
Vale Overseas Ltd. 3.75%, 07/08/2030		16	16,780

			1,149,448

Capital Goods – 0.0%
General Electric Co. Series D 5.00%, 01/21/2021(m)		122	95,517

Communications - Media – 0.0%
Fox Corp. 3.05%, 04/07/2025		18	19,736

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Omnicom Group, Inc. 4.20%, 06/01/2030	U.S.$	24	$28,012
ViacomCBS, Inc. 4.75%, 05/15/2025		174	200,864

			248,612

Communications - Telecommunications – 0.1%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		55	60,169
Qwest Corp. 6.75%, 12/01/2021		133	140,419
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(e)		330	359,244

			559,832

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.20%, 04/01/2045		140	151,024
6.125%, 10/01/2025		15	17,616
6.25%, 10/02/2043		185	216,189
6.80%, 10/01/2027		18	22,026
General Motors Financial Co., Inc. 5.20%, 03/20/2023		14	15,284
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(e)		93	98,683
Lear Corp. 3.50%, 05/30/2030		27	27,379
3.80%, 09/15/2027		34	36,325
4.25%, 05/15/2029		24	25,322
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(e)		8	8,039
2.80%, 01/13/2022(e)		6	6,035
3.45%, 03/15/2023(e)		8	8,178
3.875%, 09/21/2023(e)		27	28,131

			660,231

Consumer Cyclical - Entertainment – 0.1%
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(e)		127	139,819
11.50%, 06/01/2025(e)		224	259,419
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(e)		213	213,976

			613,214

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Lennar Corp. 4.75%, 11/29/2027	U.S.$	3	$3,433
6.25%, 12/15/2021		55	57,226
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		29	32,598
MDC Holdings, Inc. 6.00%, 01/15/2043		195	227,070
PulteGroup, Inc. 6.00%, 02/15/2035		130	159,556
7.875%, 06/15/2032		151	204,841
Standard Industries, Inc./NJ 6.00%, 10/15/2025(e)		74	77,076
Toll Brothers Finance Corp. 4.875%, 03/15/2027		27	30,352
5.875%, 02/15/2022		86	89,924

			882,076

Consumer Cyclical - Retailers – 0.0%
TJX Cos., Inc. (The) 3.50%, 04/15/2025		53	59,146

Consumer Non-Cyclical – 0.1%
BAT Capital Corp. 4.70%, 04/02/2027		64	74,204
CVS Health Corp. 4.78%, 03/25/2038		265	325,285
Sysco Corp. 5.65%, 04/01/2025		16	18,929
5.95%, 04/01/2030		10	12,634
Universal Health Services, Inc. 4.75%, 08/01/2022(e)		151	151,107

			582,159

Energy – 0.2%
Cenovus Energy, Inc. 5.375%, 07/15/2025		63	64,129
6.75%, 11/15/2039		4	3,662
Ecopetrol SA 5.875%, 05/28/2045		36	40,853
6.875%, 04/29/2030		93	112,083
Energy Transfer Operating LP 4.25%, 03/15/2023		108	113,739
6.125%, 12/15/2045		135	137,557
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		95	101,590

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 4.70%, 05/01/2025	U.S.$	68	$77,532
ONEOK, Inc. 2.20%, 09/15/2025		35	34,663
2.75%, 09/01/2024		114	117,466
5.85%, 01/15/2026		84	97,122
Parsley Energy LLC/Parsley Finance Corp. 5.625%, 10/15/2027(e)		32	33,005
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(e)		95	104,532
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		19	19,805
4.50%, 12/15/2026		37	40,090
4.65%, 10/15/2025		99	107,773
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		13	13,607

			1,219,208

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(e)		25	27,429
7.00%, 05/01/2025(e)		116	125,799

			153,228

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025		250	268,040
Dell International LLC/EMC Corp. 5.85%, 07/15/2025(e)		61	71,572
6.02%, 06/15/2026(e)		20	23,479
Nokia Oyj 3.375%, 06/12/2022		15	15,468
6.625%, 05/15/2039		34	43,534
Western Digital Corp. 4.75%, 02/15/2026		10	10,812

			432,905

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(e)		97	106,199
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(e)		354	368,755

			474,954

Transportation - Services – 0.1%
Aviation Capital Group LLC 2.875%, 01/20/2022(e)		90	88,902

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.50%, 11/01/2027(e)	U.S.$	19	$16,889
3.875%, 05/01/2023(e)		55	54,414
4.125%, 08/01/2025(e)		39	37,616
4.375%, 01/30/2024(e)		20	19,872
4.875%, 10/01/2025(e)		30	29,535
5.50%, 12/15/2024(e)		65	67,138
United Rentals North America, Inc. 3.875%, 11/15/2027		60	62,764

			377,130

			7,507,660

Utility – 0.0%
Electric – 0.0%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(e)		200	225,000

Total Corporates – Investment Grade (cost $15,748,942)			16,883,718

GOVERNMENTS – TREASURIES – 2.1%
Colombia – 0.1%
Colombian TES Series B 10.00%, 07/24/2024	COP	1,391,900	453,467

Indonesia – 0.2%
Indonesia Treasury Bond Series FR56 8.375%, 09/15/2026	IDR	2,937,000	225,683
Series FR77 8.125%, 05/15/2024		15,146,000	1,136,795

			1,362,478

Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	9,211	467,243

Russia – 0.1%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028	RUB	23,770	346,093
Series 6217 7.50%, 08/18/2021		40,638	565,467

			911,560

United States – 1.6%
U.S. Treasury Bonds 1.25%, 05/15/2050(o)	U.S.$	204	193,800

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.625%, 08/15/2029(o)	U.S.$	2,329	$2,532,532
2.25%, 08/15/2027(o)		3,809	4,271,583
2.375%, 05/15/2029(o)		2,628	3,021,379

			10,019,294

Total Governments – Treasuries (cost $12,350,193)			13,214,042

EMERGING MARKETS – SOVEREIGNS – 1.7%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/2025(e)		386	355,603

Argentina – 0.1%
Argentine Republic Government International Bond 3.75%, 12/31/2038(a)(l)		52	21,998
5.625%, 01/26/2022(a)(l)		48	22,560
6.875%, 01/26/2027(a)(l)		1,184	525,030
7.50%, 04/22/2026(a)(l)		623	284,049
Series NY 8.75%, 01/11/2028(a)(l)		116	50,750

			904,387

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 09/20/2029(e)		200	225,188
7.00%, 10/12/2028(e)		200	227,687
7.375%, 05/14/2030(e)		200	232,875
CBB International Sukuk Programme Co. SPC 6.25%, 11/14/2024(e)		218	236,802

			922,552

Brazil – 0.0%
Brazilian Government International Bond 3.875%, 06/12/2030		260	266,890

Costa Rica – 0.0%
Costa Rica Government International Bond 6.125%, 02/19/2031(e)		335	312,388

Dominican Republic – 0.1%
Dominican Republic International Bond 4.50%, 01/30/2030(e)		300	295,781
8.625%, 04/20/2027(e)		425	495,789

			791,570

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(e)	U.S.$	48	$23,688
0.50%, 07/31/2030-07/31/2040(e)		802	504,195

			527,883

Egypt – 0.2%
Egypt Government International Bond 6.125%, 01/31/2022(e)		407	417,430
7.053%, 01/15/2032(e)		200	198,750
7.625%, 05/29/2032(e)		208	211,640
8.70%, 03/01/2049(e)		239	245,124
8.875%, 05/29/2050(e)		208	215,865

			1,288,809

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(e)		334	287,240
7.65%, 06/15/2035(e)		10	9,359

			296,599

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(e)		200	188,500
10.75%, 10/14/2030(e)		248	304,420

			492,920

Guatemala – 0.1%
Guatemala Government Bond 5.375%, 04/24/2032(e)		294	343,704

Honduras – 0.1%
Honduras Government International Bond 7.50%, 03/15/2024(e)		400	440,250

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 03/03/2028(e)		360	373,500

Kenya – 0.1%
Kenya Government International Bond 6.875%, 06/24/2024(e)		200	205,500
7.00%, 05/22/2027(e)		275	275,000

			480,500

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/2026(a)(e)(l)		189	29,295
6.65%, 04/22/2024(a)(e)(l)		45	7,256

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.85%, 03/23/2027(a)(e)(l)	U.S.$	46	$7,130

			43,681

Mongolia – 0.1%
Mongolia Government International Bond 5.125%, 12/05/2022(e)		270	274,556
10.875%, 04/06/2021(e)		200	207,438

			481,994

Nigeria – 0.1%
Nigeria Government International Bond 6.50%, 11/28/2027(e)		200	197,750
6.75%, 01/28/2021(e)		200	201,750
7.625%, 11/21/2025(e)		267	282,436

			681,936

Oman – 0.1%
Oman Government International Bond 4.125%, 01/17/2023(e)		400	393,750

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(e)		365	375,494

South Africa – 0.1%
Republic of South Africa Government International Bond 5.75%, 09/30/2049		247	220,833
5.875%, 09/16/2025		300	322,500

			543,333

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 05/11/2027(e)		220	179,369

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 09/01/2024(e)		285	302,011

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(l)		815	57,050

Total Emerging Markets – Sovereigns (cost $11,248,891)			10,856,173

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.525% (LIBOR 1 Month + 1.35%), 08/25/2028(e)(n)	U.S.$	58	$57,673
Series 2018-3A, Class M2 2.925% (LIBOR 1 Month + 2.75%), 10/25/2028(e)(n)		150	142,969
Series 2019-3A, Class M1C 2.125% (LIBOR 1 Month + 1.95%), 07/25/2029(e)(n)		164	154,284
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.525% (LIBOR 1 Month + 4.35%), 04/25/2031(e)(n)		51	48,491
Eagle Re Ltd. Series 2018-1, Class M2 3.175% (LIBOR 1 Month + 3.00%), 11/25/2028(e)(n)		150	142,901
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.225% (LIBOR 1 Month + 2.05%), 07/25/2049(e)(n)		16	15,930
Series 2020-DNA1, Class M2 1.875% (LIBOR 1 Month + 1.70%), 01/25/2050(e)(n)		338	329,415
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M3 4.875% (LIBOR 1 Month + 4.70%), 03/25/2028(n)		297	304,991
Series 2016-HQA2, Class M3 5.325% (LIBOR 1 Month + 5.15%), 11/25/2028(n)		348	361,987
Series 2016-HQA3, Class M3 4.025% (LIBOR 1 Month + 3.85%), 03/25/2029(n)		374	387,167
Series 2016-HQA4, Class M3 4.075% (LIBOR 1 Month + 3.90%), 04/25/2029(n)		410	425,345
Series 2017-HQA1, Class M2 3.725% (LIBOR 1 Month + 3.55%), 08/25/2029(n)		388	395,470

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 4.175% (LIBOR 1 Month + 4.00%), 05/25/2025(n)	U.S.$	153	$156,191
Series 2015-C02, Class 2M2 4.175% (LIBOR 1 Month + 4.00%), 05/25/2025(n)		101	102,401
Series 2015-C03, Class 1M2 5.175% (LIBOR 1 Month + 5.00%), 07/25/2025(n)		8	8,246
Series 2015-C03, Class 2M2 5.175% (LIBOR 1 Month + 5.00%), 07/25/2025(n)		143	145,516
Series 2015-C04, Class 2M2 5.725% (LIBOR 1 Month + 5.55%), 04/25/2028(n)		160	168,681
Series 2016-C01, Class 2M2 7.125% (LIBOR 1 Month + 6.95%), 08/25/2028(n)		100	105,829
Series 2016-C03, Class 2M2 6.075% (LIBOR 1 Month + 5.90%), 10/25/2028(n)		226	237,442
Series 2016-C05, Class 2M2 4.625% (LIBOR 1 Month + 4.45%), 01/25/2029(n)		257	265,873
Series 2016-C07, Class 2M2 4.525% (LIBOR 1 Month + 4.35%), 05/25/2029(n)		268	276,257
Series 2017-C01, Class 1B1 5.925% (LIBOR 1 Month + 5.75%), 07/25/2029(n)		27	27,570
Series 2017-C01, Class 1M2 3.725% (LIBOR 1 Month + 3.55%), 07/25/2029(n)		307	313,618
Series 2017-C02, Class 2M2 3.825% (LIBOR 1 Month + 3.65%), 09/25/2029(n)		203	206,161
Series 2017-C03, Class 1B1 5.025% (LIBOR 1 Month + 4.85%), 10/25/2029(n)		27	26,447
Series 2017-C05, Class 1B1 3.775% (LIBOR 1 Month + 3.60%), 01/25/2030(n)		27	25,362
Series 2017-C06, Class 1B1 4.325% (LIBOR 1 Month + 4.15%), 02/25/2030(n)		143	130,966

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C01, Class 1B1 3.725% (LIBOR 1 Month + 3.55%), 07/25/2030(n)	U.S.$	107	$98,771
Home Re Ltd. Series 2018-1, Class M2 3.175% (LIBOR 1 Month + 3.00%), 10/25/2028(e)(n)		235	212,997
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.075% (LIBOR 1 Month + 2.90%), 11/26/2029(e)(n)		365	311,455

			5,586,406

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.712%, 05/28/2035		96	88,813

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		11	8,537
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		13	8,847

			17,384

Total Collateralized Mortgage Obligations (cost $5,791,178)			5,692,603

BANK LOANS – 0.8%
Financial Institutions – 0.1%
Finance – 0.0%
Ellie Mae, Inc. 4.058% (LIBOR 3 Month + 3.75%), 04/17/2026(p)		114	113,604
Jefferies Finance LLC 3.438% (LIBOR 1 Month + 3.25%), 06/03/2026(p)		32	30,514

			144,118

Insurance – 0.1%
Hub International Limited 5.00% (LIBOR 1 Month + 4.00%), 04/25/2025(p)		124	123,740

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.156% (LIBOR 1 Month + 4.00%), 09/03/2026(p)	U.S.$	148		$145,774

				269,514

				413,632

Industrial – 0.7%
Basic – 0.0%
Illuminate Buyer, LLC 4.308% (LIBOR 3 Month + 4.00%), 06/30/2027(p)		60		59,640

Capital Goods – 0.1%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.75% (LIBOR 1 Month + 3.00%), 08/01/2025(p)		104		102,303
BWay Holding Company 3.523% (LIBOR 3 Month + 3.25%), 04/03/2024(p)		142		135,094
Granite US Holdings Corporation 6.322% (LIBOR 3 Month + 5.25%), 09/30/2026(c)(p)		165		158,989

				396,386

Communications - Media – 0.0%
Clear Channel Outdoor Holdings, Inc. 3.714% (LIBOR 2 Month + 3.50%), 08/21/2026(p)		0	**	80
3.761% (LIBOR 3 Month + 3.50%), 08/21/2026(p)		35		31,638
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.156% (LIBOR 1 Month + 3.00%), 05/01/2026(p)		40		37,696
LCPR Loan Financing LLC 5.162% (LIBOR 1 Month + 5.00%), 10/15/2026(p)		62		62,058
Nielsen Finance LLC 4.75% (LIBOR 1 Month + 3.75%), 06/04/2025(p)		50		50,000
Univision Communications Inc. 3.75% (LIBOR 1 Month + 2.75%), 03/15/2024(p)		97		93,382

				274,854

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.0%
Intrado Corporation 5.00% (LIBOR 3 Month + 4.00%), 10/10/2024(p)	U.S.$	146	$130,367

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 3.659% (LIBOR 1 Month + 3.50%), 04/30/2026(p)		60	58,303
Navistar, Inc. 3.66% (LIBOR 1 Month + 3.50%), 11/06/2024(p)		45	44,222

			102,525

Consumer Cyclical - Entertainment – 0.0%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.75% (LIBOR 1 Month + 3.00%), 04/01/2024(p)		59	55,235

Consumer Cyclical - Other – 0.1%
Caesars Resort Collection, LLC 2.906% (LIBOR 1 Month + 2.75%), 12/23/2024(p)		183	171,647
Flutter Entertainment PLC 3.808% (LIBOR 3 Month + 3.50%), 07/10/2025(p)		18	18,492
Playtika Holding Corp. 7.072% (LIBOR 3 Month + 6.00%), 12/10/2024(p)		326	328,018

			518,157

Consumer Cyclical - Restaurants – 0.0%
Whatabrands LLC 2.905% (LIBOR 1 Month + 2.75%), 07/31/2026(p)		42	40,889

Consumer Cyclical - Retailers – 0.0%
Bass Pro Group, LLC 6.072% (LIBOR 3 Month + 5.00%), 09/25/2024(p)		52	51,963
PetSmart, Inc. 5.00% (LIBOR 3 Month + 4.00%), 03/11/2022(p)		85	84,772
Serta Simmons Bedding, LLC 9.00% (LIBOR 3 Month + 8.00%), 11/08/2024(p)		69	10,432

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Specialty Building Products Holdings, LLC 5.906% (LIBOR 1 Month + 5.75%), 10/01/2025(p)	U.S.$	138	$137,395

			284,562

Consumer Non-Cyclical – 0.2%
Aldevron, LLC 5.25% (LIBOR 1 Month + 4.25%), 10/12/2026(c)(p)		87	86,871
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.906% (LIBOR 1 Month + 7.75%), 09/26/2025(p)		183	176,473
BI-LO, LLC 9.00% (LIBOR 3 Month + 8.00%), 05/31/2024(p)		243	241,908
Froneri International Limited 5.906% (LIBOR 1 Month + 5.75%), 01/31/2028(c)(p)		20	19,700
Global Medical Response, Inc. 4.25% (LIBOR 3 Month + 3.25%), 04/28/2022(p)		294	290,581
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.906% (LIBOR 1 Month + 3.75%), 11/16/2025(p)		111	108,254
U.S. Renal Care, Inc. 5.188% (LIBOR 1 Month + 5.00%), 06/26/2026(p)		169	164,436

			1,088,223

Energy – 0.0%
CITGO Petroleum Corporation 6.00% (LIBOR 3 Month + 5.00%), 03/28/2024(c)(p)		55	52,408
Triton Solar US Acquisition Co. 7.072% (LIBOR 3 Month + 6.00%), 10/29/2024(p)		221	188,865

			241,273

Other Industrial – 0.0%
American Tire Distributors, Inc. 8.50% (LIBOR 1 Month + 7.50%), 09/02/2024(p)		72	61,581
Dealer Tire, LLC 4.406% (LIBOR 1 Month + 4.25%), 12/12/2025(p)		40	38,838

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 4.558% (LIBOR 3 Month + 4.25%), 01/23/2027(p)	U.S.$	10	$9,443

			109,862

Services – 0.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.406% (LIBOR 1 Month + 4.25%), 07/10/2026(p)		33	32,303
Amentum Government Services Holdings LLC 4.156% (LIBOR 1 Month + 4.00%), 01/29/2027(p)		40	39,850
Garda World Security Corporation 4.93% (LIBOR 1 Month + 4.75%), 10/30/2026(p)		11	10,975
Parexel International Corporation 2.906% (LIBOR 1 Month + 2.75%), 09/27/2024(p)		27	26,253
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(p)		197	163,966
Verscend Holding Corp. 4.656% (LIBOR 1 Month + 4.50%), 08/27/2025(p)		89	88,555

			361,902

Technology – 0.2%
athenahealth, Inc. 4.818% (LIBOR 3 Month + 4.50%), 02/11/2026(c)(p)		214	212,424
Avaya Inc. 4.412% (LIBOR 1 Month + 4.25%), 12/15/2024(p)		100	96,967
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.406% (LIBOR 1 Month + 4.25%), 10/02/2025(p)		168	164,341
MTS Systems Corporation 4.00% (LIBOR 1 Month + 3.25%), 07/05/2023(c)(p)		24	24,108
Pitney Bowes Inc. 5.66% (LIBOR 1 Month + 5.50%), 01/07/2025(p)		120	116,008
Presidio Holdings Inc. 3.77% (LIBOR 3 Month + 3.50%), 01/22/2027(c)(p)		43	42,493

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Solera, LLC (Solera Finance, Inc.) 2.906% (LIBOR 1 Month + 2.75%), 03/03/2023(p)	U.S.$	0	**	$364
2.938% (LIBOR 2 Month + 2.75%), 03/03/2023(p)		141		138,907
Veritas US Inc. 6.50% (LIBOR 3 Month + 5.50%), 09/01/2025(p)		225		220,020

				1,015,632

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 5.75% (LIBOR 3 Month + 4.75%), 04/29/2023(p)		20		19,918

				4,699,425

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(p)		184		181,112
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(p)		34		33,307
6.000% (PRIME 3 Month + 2.75%), 11/09/2026(p)		2		1,872

				216,291

Total Bank Loans (cost $5,482,400)				5,329,348

EMERGING MARKETS – CORPORATE BONDS – 0.7%
Industrial – 0.6%
Basic – 0.2%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(e)		200		190,300
Consolidated Energy Finance SA 6.875%, 06/15/2025(e)		200		184,930
CSN Resources SA 7.625%, 02/13/2023(e)		200		203,937
Eldorado Gold Corp. 9.50%, 06/01/2024(e)		167		182,673
First Quantum Minerals Ltd. 7.25%, 05/15/2022-04/01/2023(e)		542		543,618

				1,305,458

Capital Goods – 0.1%
Cemex SAB de CV 7.375%, 06/05/2027(e)		300		324,890

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	90	$83,194
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(e)(l)		200	8,000

			416,084

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(e)		231	227,174

Communications - Telecommunications – 0.0%
Digicel Group 0.5 Ltd. 7.00%, 09/16/2020(i)(j)(m)		8	973
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(e)(i)		49	17,503
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(i)		132	99,845

			118,321

Consumer Cyclical - Other – 0.1%
MGM China Holdings Ltd. 5.375%, 05/15/2024(e)		277	287,128
Wynn Macau Ltd. 4.875%, 10/01/2024(e)		214	214,736
5.50%, 10/01/2027(e)		214	215,538

			717,402

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(i)(j)		38	14
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(i)(j)		18	16

			30

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(e)		211	216,209
Cosan Ltd. 5.50%, 09/20/2029(e)		388	397,094
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(c)(d)(i)(j)		5	154
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(h)(j)		434	4,338

			617,795

Energy – 0.1%
Leviathan Bond Ltd. 6.50%, 06/30/2027(e)		109	113,583

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Petrobras Global Finance BV 5.093%, 01/15/2030(e)	U.S.$	117		$121,771
5.60%, 01/03/2031		59		63,190
6.125%, 01/17/2022		0	**	342
8.75%, 05/23/2026(b)		208		262,912

				561,798

				3,964,062

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(e)		200		224,625
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(e)		393		412,282
Terraform Global Operating LLC 6.125%, 03/01/2026(j)		12		12,187

				649,094

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(e)(n)		18		18,133

Total Emerging Markets – Corporate Bonds (cost $4,658,397)				4,631,289

INFLATION-LINKED SECURITIES – 0.5%
Japan – 0.5%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027 (cost $2,851,137)	JPY	301,034		2,847,911

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.273% (LIBOR 3 Month + 2.00%), 04/17/2033(e)(n)	U.S.$	270		260,983
Dryden CLO Ltd. Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(e)(n)		250		245,145

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden Senior Loan Fund Series 2017-49A, Class E 6.572% (LIBOR 3 Month + 6.30%), 07/18/2030(e)(n)	U.S.$	250	$217,538
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.364% (LIBOR 3 Month + 3.10%), 01/24/2033(e)(n)		263	242,207
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 10/15/2029(e)(n)		306	288,031
THL Credit Wind River CLO Ltd. Series 2017-1A, Class AR 1.412% (LIBOR 3 Month + 1.14%), 04/18/2029(e)(n)		500	496,736
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(e)(n)		109	98,270

Total Collateralized Loan Obligations (cost $1,919,965)			1,848,910

EMERGING MARKETS – TREASURIES – 0.3%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/2026(a)(l)	ARS	1,161	5,616
18.20%, 10/03/2021(a)(l)		3,135	34,111

			39,727

Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	8,037	1,503,733

Total Emerging Markets – Treasuries (cost $2,314,023)			1,543,460

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(e)	U.S.$	125	125,753
SoFi Consumer Loan Program LLC Series 2017-6, Class C 4.02%, 11/25/2026(e)		360	362,698

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(e)	U.S.$	38	$40,676

			529,127

Autos - Fixed Rate – 0.1%
CPS Auto Trust Series 2018-C, Class D 4.40%, 06/17/2024(e)		120	123,409
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(e)		115	117,195

			240,604

Home Equity Loans - Fixed Rate – 0.0%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		109	110,263
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 03/25/2036		165	69,723
Lehman XS Trust Series 2007-6, Class 3A5 4.615%, 05/25/2037		29	28,281

			208,267

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.30% (LIBOR 1 Month + 1.13%), 12/25/2032(n)		26	25,229

Total Asset-Backed Securities (cost $1,002,051)			1,003,227

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031(e)		275	247,404
6.49%, 01/23/2027(e)		51	50,240
6.50%, 01/23/2029		41	39,102
6.75%, 09/21/2047		62	51,531
6.84%, 01/23/2030(e)		124	119,536
7.69%, 01/23/2050(e)		186	165,860

			673,673

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(e)	U.S.$	220	$230,381

Total Quasi-Sovereigns (cost $772,726)			904,054

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.635%, 07/10/2047(e)		35	31,030
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.155%, 01/10/2047(e)		71	57,351
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045(j)		298	185,777
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.054%, 01/15/2047(e)		71	61,227

			335,385

Non-Agency Floating Rate CMBS – 0.0%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.18% (LIBOR 1 Month + 3.02%), 12/19/2030(e)(n)		100	88,992
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.912% (LIBOR 1 Month + 4.75%), 05/15/2036(e)(n)		39	28,455

			117,447

Total Commercial Mortgage-Backed Securities (cost $591,184)			452,832

GOVERNMENTS – SOVEREIGN BONDS – 0.0%
Mexico – 0.0%
Mexico Government International Bond 4.75%, 04/27/2032 (cost $195,624)		200	228,938

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.0%
United States – 0.0%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	60		$110,032
7.95%, 03/01/2036		0	**	12
Tobacco Settlement Finance Authority Series 2007A 7.467%, 06/01/2047		45		47,472

Total Local Governments – US Municipal Bonds (cost $134,099)				157,516

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Consumer Cyclical Services – 0.0%
Hovnanian Enterprises, Inc. 7.625%(a)		1,190		7,152
WESCO International, Inc. Series A 10.625%(a)		3,350		93,029

				100,181

Utilities – 0.0%
Electric Utilities – 0.0%
SCE Trust III Series H 5.75%(a)		116		2,666

Total Preferred Stocks (cost $102,012)				102,847

WARRANTS – 0.0%
Communication Services – 0.0%
Media – 0.0%
iHeartMedia, Inc., expiring 05/01/2039(a)		2,165		17,515

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/2022(a)(c)		1,913		10,104

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(a)		4,686	$7,029

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp., expiring 10/08/2022(a)(c)		8	– 0	–
Battalion Oil Corp., expiring 10/08/2022(a)(b)(c)		10	– 0	–
Halcon Resources Corp., expiring 10/08/2022(a) (c)		6	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(a)		4,803	67
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(a)		2,019	45

			112

Total Warrants (cost $50,185)			34,760

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Nov 2020; Contracts: 237,000; Exercise Rate: 1.20%; Counterparty: JPMorgan Chase Bank, NA(a)	USD	237,000	6,545
IRS Swaption Expiration: Nov 2020; Contracts: 76,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(a)		76,000	1,653
IRS Swaption Expiration: Nov 2020; Contracts: 98,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(a)		98,000	2,232
IRS Swaption Expiration: Nov 2020; Contracts: 98,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(a)		98,000	2,232

Total Options Purchased – Puts (premiums paid $10,195)			12,662

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $124)	U.S.$	0	**	$131

		Shares
SHORT-TERM INVESTMENTS – 17.6%
Investment Companies – 17.3%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio –Class AB, 0.08%(g)(q)(r) (cost $110,385,163)		110,385,163		110,385,163

		Principal Amount (000)
U.S. Treasury Bills – 0.3%
United States – 0.3%
U.S. Treasury Bill Zero Coupon, 10/29/2020(o) (cost $1,999,742)	U.S.$	2,000		1,999,694

Total Short-Term Investments (cost $112,384,905)				112,384,857

Total Investments Before Security Lending Collateral for Securities Loaned – 96.8% (cost $545,678,331)				618,968,750

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.08%(g)(q)(r) (cost $7,426,123)		7,426,123		7,426,123

Total Investments – 98.0% (cost $553,104,454)				626,394,873
Other assets less liabilities – 2.0%				13,174,902

Net Assets – 100.0%				$639,569,775

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	166	September 2020	$18,055,060	$(36,981)
10 Yr Canadian Bond Futures	192	December 2020	22,218,331	(63,580)
10 Yr Japan Bond (OSE) Futures	30	September 2020	42,937,261	(117,260)
Euro Buxl 30 Yr Bond Futures	47	September 2020	12,166,491	261,361
Euro STOXX 50 Index Futures	104	September 2020	4,052,140	(6,944)
Euro-BOBL Futures	44	September 2020	7,069,072	15,797
Euro-BTP Futures	250	September 2020	43,619,932	1,972,951
Euro-Bund Futures	57	September 2020	11,941,760	54,639
Euro-Schatz Futures	147	September 2020	19,649,949	(8,941)
FTSE 100 Index Futures	43	September 2020	3,426,685	(33,699)
FTSE/JSE Top 40 Futures	51	September 2020	1,537,168	(32,705)
Hang Seng Index Futures	31	September 2020	5,014,871	(80,137)
Long Gilt Futures	351	December 2020	63,346,594	(563,429)
MSCI Emerging Markets Futures	520	September 2020	28,610,400	2,046,151
MSCI Singapore Index ETS Futures	185	September 2020	3,958,895	(36,426)
MSCI Taiwan Index Futures	79	September 2020	3,879,690	(57,852)
Russell 2000 E-Mini Futures	36	September 2020	2,810,340	373,582
S&P 500 E-Mini Futures	209	September 2020	36,563,505	4,207,602
S&P Mid 400 E-Mini Futures	62	September 2020	11,939,960	951,540
S&P/TSX 60 Index Futures	2	September 2020	303,293	(478)
TOPIX Index Futures	31	September 2020	4,729,831	164,696
U.S. Long Bond (CBT) Futures	2	December 2020	351,437	(3,948)
U.S. T-Note 2 Yr (CBT) Futures	77	December 2020	17,012,789	2,038
U.S. T-Note 5 Yr (CBT) Futures	317	December 2020	39,951,906	51,602
U.S. T-Note 10 Yr (CBT) Futures	302	December 2020	42,053,500	(33,464)
U.S. Ultra Bond (CBT) Futures	227	December 2020	50,145,719	(736,516)

Sold Contracts
10 Yr Canadian Bond Futures	84	December 2020	9,720,520	62,330
10 Yr Mini Japan Government Bond Futures	78	September 2020	11,158,533	39,266

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 1000 Futures	52	September 2020	$5,060,120	$(744,210)
Euro Buxl 30 Yr Bond Futures	20	September 2020	5,177,230	(96,517)
Euro STOXX 50 Futures	168	September 2020	6,545,764	(113,482)
Euro-Bund Futures	300	September 2020	62,851,367	(369,808)
FTSE 100 Index Futures	17	September 2020	1,354,736	52,298
Long Gilt Futures	24	December 2020	4,331,391	38,151
MSCI EAFE Futures	13	September 2020	1,235,065	(73,423)
OMXS 30 Index Futures	236	September 2020	4,815,603	16,988
Russell 2000 E-Mini Futures	3	September 2020	234,195	(2,356)
S&P 500 E-Mini Futures	4	September 2020	699,780	(35,996)
S&P/TSX 60 Index Futures	3	September 2020	454,939	(23,694)
SET 50 Futures	112	September 2020	605,946	30,103
SGX Nifty 50 Futures	240	September 2020	5,455,440	67,721
SPI 200 Futures	34	September 2020	3,780,313	(48,979)
TOPIX Index Futures	13	September 2020	1,983,477	(277)
U.S. T-Note 5 Yr (CBT) Futures	47	December 2020	5,923,469	(7,701)
U.S. T-Note 10 Yr (CBT) Futures	81	December 2020	11,279,250	4,630
U.S. Ultra Bond (CBT) Futures	26	December 2020	5,743,563	84,204

				$7,168,847

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	79,145	USD	1,105	09/14/2020	$38,985
Bank of America, NA	SEK	11,030	USD	1,259	10/16/2020	(17,135)
Bank of America, NA	USD	5,072	CAD	6,702	10/09/2020	66,802
Bank of America, NA	USD	625	CLP	490,096	09/17/2020	5,134
Bank of America, NA	USD	2,329	KRW	2,762,931	11/10/2020	(570)
Barclays Bank PLC	IDR	14,646,957	USD	984	10/15/2020	(16,724)
Barclays Bank PLC	TWD	183,009	USD	6,276	10/19/2020	24,550
Barclays Bank PLC	PHP	33,528	USD	683	11/10/2020	(6,288)
Barclays Bank PLC	CNY	22,063	USD	3,124	10/19/2020	(86,591)
Barclays Bank PLC	AUD	2,668	USD	1,914	09/16/2020	(53,703)
Barclays Bank PLC	GBP	2,569	USD	3,364	09/16/2020	(70,364)
Barclays Bank PLC	USD	1,916	CHF	1,726	09/16/2020	(5,651)
Barclays Bank PLC	USD	1,380	NZD	2,045	09/16/2020	(2,923)
Barclays Bank PLC	USD	5,165	EUR	4,350	09/16/2020	27,762
Barclays Bank PLC	USD	1,274	MYR	5,330	10/27/2020	7,692
Barclays Bank PLC	USD	2,757	CNY	19,268	11/18/2020	41,080
Barclays Bank PLC	USD	4,479	CNY	30,914	10/21/2020	19,282
Barclays Bank PLC	USD	1,302	NOK	11,464	10/16/2020	10,996
Barclays Bank PLC	USD	414	RUB	30,640	09/14/2020	(1,414)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,294	THB	72,412	10/27/2020	$32,534
Barclays Bank PLC	USD	3,175	TWD	92,186	10/19/2020	(25,760)
BNP Paribas SA	NZD	1,894	USD	1,245	10/27/2020	(31,078)
BNP Paribas SA	USD	1,900	CNY	13,227	10/21/2020	24,622
Citibank, NA	COP	3,404,199	USD	902	09/17/2020	(7,492)
Citibank, NA	CZK	27,880	USD	1,256	10/22/2020	(10,567)
Citibank, NA	ZAR	22,027	USD	1,271	09/03/2020	(28,410)
Citibank, NA	CNY	9,497	USD	1,359	10/21/2020	(22,699)
Citibank, NA	PEN	2,196	USD	623	09/17/2020	3,862
Citibank, NA	GBP	2,003	EUR	2,209	09/18/2020	(40,962)
Citibank, NA	USD	1,264	PLN	4,704	10/22/2020	13,626
Citibank, NA	USD	632	NOK	5,721	10/16/2020	23,324
Citibank, NA	USD	652	ZAR	10,921	09/03/2020	(7,923)
Citibank, NA	USD	2,530	SEK	22,837	10/16/2020	111,660
Citibank, NA	USD	643	RUB	47,092	09/14/2020	(8,397)
Citibank, NA	USD	2,519	CLP	1,972,994	09/17/2020	18,340
Citibank, NA	USD	1,885	COP	6,887,524	09/17/2020	(46,309)
Credit Suisse International	SEK	27,223	USD	3,100	09/16/2020	(47,660)
Credit Suisse International	CNY	21,484	USD	3,075	10/19/2020	(51,118)
Credit Suisse International	NOK	6,170	USD	709	09/16/2020	2,229
Credit Suisse International	PLN	3,460	USD	930	10/22/2020	(9,205)
Credit Suisse International	AUD	3,193	USD	2,358	09/16/2020	3,125
Credit Suisse International	USD	6,203	CNY	43,547	10/19/2020	134,322
Deutsche Bank AG	ZAR	10,921	USD	656	09/03/2020	11,543
Deutsche Bank AG	PEN	5,736	USD	1,631	09/17/2020	11,873
Deutsche Bank AG	PEN	3,306	USD	925	09/17/2020	(7,690)
Deutsche Bank AG	EUR	1,608	USD	1,897	09/18/2020	(22,592)
Deutsche Bank AG	GBP	554	USD	724	09/16/2020	(16,318)
Deutsche Bank AG	USD	643	CAD	854	10/09/2020	12,393
Deutsche Bank AG	USD	1,131	NZD	1,731	09/16/2020	35,554
Deutsche Bank AG	USD	621	PEN	2,196	09/17/2020	(1,499)
Deutsche Bank AG	USD	2,878	CAD	3,801	09/16/2020	35,984
Deutsche Bank AG	USD	877	ZAR	14,607	09/03/2020	(15,439)
Deutsche Bank AG	USD	979	JPY	103,867	09/16/2020	1,968
Goldman Sachs Bank USA	CLP	2,009,734	USD	2,572	09/17/2020	(13,113)
Goldman Sachs Bank USA	PHP	172,361	USD	3,501	11/10/2020	(42,239)
Goldman Sachs Bank USA	CZK	110,026	USD	4,938	10/22/2020	(62,354)
Goldman Sachs Bank USA	INR	95,022	USD	1,263	10/15/2020	(26,953)
Goldman Sachs Bank USA	RUB	72,415	USD	1,019	09/14/2020	43,509
Goldman Sachs Bank USA	BRL	33,679	USD	6,438	09/02/2020	290,576
Goldman Sachs Bank USA	CHF	9,169	USD	10,116	09/16/2020	(31,665)
Goldman Sachs Bank USA	AUD	7,646	USD	5,504	09/16/2020	(134,915)
Goldman Sachs Bank USA	EUR	1,677	USD	1,988	09/18/2020	(13,965)
Goldman Sachs Bank USA	EUR	1,207	USD	1,427	09/16/2020	(13,738)
Goldman Sachs Bank USA	EUR	1,090	USD	1,283	10/16/2020	(18,123)
Goldman Sachs Bank USA	USD	896	CAD	1,169	09/16/2020	(124)
Goldman Sachs Bank USA	USD	6,205	BRL	33,679	09/02/2020	(57,617)
Goldman Sachs Bank USA	USD	3,484	NZD	5,325	09/16/2020	102,830
Goldman Sachs Bank USA	USD	1,285	NOK	11,522	10/16/2020	34,338
Goldman Sachs Bank USA	USD	5,298	MXN	120,004	10/08/2020	162,600
Goldman Sachs Bank USA	USD	6,833	INR	518,642	10/15/2020	209,632
Goldman Sachs Bank USA	USD	3,273	CZK	72,936	10/22/2020	41,335

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	4,790	RUB	341,761	09/14/2020	$(187,620)
Goldman Sachs Bank USA	USD	3,431	HUF	1,008,813	10/22/2020	(46,355)
Goldman Sachs Bank USA	USD	711	CLP	544,237	09/17/2020	(10,596)
HSBC Bank USA	HKD	139,445	USD	17,989	10/21/2020	3,467
HSBC Bank USA	BRL	23,844	USD	4,358	09/02/2020	5,727
HSBC Bank USA	BRL	23,844	USD	4,286	10/02/2020	(61,750)
HSBC Bank USA	EUR	11,773	USD	13,841	10/15/2020	(221,346)
HSBC Bank USA	CAD	2,513	USD	1,904	10/09/2020	(22,665)
HSBC Bank USA	PLN	2,293	USD	613	10/22/2020	(9,357)
HSBC Bank USA	NZD	952	USD	628	10/27/2020	(13,117)
HSBC Bank USA	USD	1,304	PLN	4,874	10/22/2020	19,892
HSBC Bank USA	USD	4,291	BRL	23,844	09/02/2020	61,481
HSBC Bank USA	HUF	385,705	EUR	1,103	10/22/2020	24,057
JPMorgan Chase Bank, NA	IDR	16,760,491	USD	1,132	10/15/2020	(12,828)
JPMorgan Chase Bank, NA	COP	2,309,283	USD	627	09/17/2020	10,701
JPMorgan Chase Bank, NA	HUF	623,108	USD	2,118	10/22/2020	27,493
JPMorgan Chase Bank, NA	INR	91,931	USD	1,221	10/15/2020	(27,521)
JPMorgan Chase Bank, NA	NOK	41,751	USD	4,711	09/16/2020	(69,002)
JPMorgan Chase Bank, NA	CAD	5,456	USD	4,068	10/09/2020	(114,735)
JPMorgan Chase Bank, NA	BRL	4,811	USD	879	09/02/2020	1,156
JPMorgan Chase Bank, NA	USD	1,310	CAD	1,729	10/09/2020	15,972
JPMorgan Chase Bank, NA	NZD	1,929	AUD	1,774	10/29/2020	8,979
JPMorgan Chase Bank, NA	USD	893	BRL	4,811	09/02/2020	(14,552)
JPMorgan Chase Bank, NA	USD	6,860	CAD	9,069	09/16/2020	93,653
JPMorgan Chase Bank, NA	USD	762	ZAR	12,665	09/03/2020	(14,728)
JPMorgan Chase Bank, NA	USD	2,031	ZAR	35,413	09/03/2020	58,114
JPMorgan Chase Bank, NA	USD	5,767	SEK	50,129	09/16/2020	29,422
JPMorgan Chase Bank, NA	USD	5,649	IDR	83,651,872	10/15/2020	64,025
Morgan Stanley Capital Services, Inc.	COP	2,303,620	USD	625	09/17/2020	9,487
Morgan Stanley Capital Services, Inc.	JPY	508,592	USD	4,821	10/08/2020	16,931
Morgan Stanley Capital Services, Inc.	RUB	47,092	USD	639	09/14/2020	4,954
Morgan Stanley Capital Services, Inc.	ILS	21,215	USD	6,238	11/12/2020	(93,695)
Morgan Stanley Capital Services, Inc.	NOK	11,405	USD	1,281	10/16/2020	(24,648)
Morgan Stanley Capital Services, Inc.	TWD	10,173	USD	350	11/18/2020	1,089
Morgan Stanley Capital Services, Inc.	PEN	7,258	USD	2,057	09/17/2020	8,504
Morgan Stanley Capital Services, Inc.	GBP	2,719	USD	3,454	09/14/2020	(180,505)
Morgan Stanley Capital Services, Inc.	USD	3,461	GBP	2,719	09/14/2020	174,037
Morgan Stanley Capital Services, Inc.	USD	640	NOK	5,711	10/16/2020	14,001
Morgan Stanley Capital Services, Inc.	USD	2,521	MYR	10,715	10/27/2020	56,140
Morgan Stanley Capital Services, Inc.	USD	1,264	ZAR	22,027	09/03/2020	34,868

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	SEK	11,312	EUR	1,090	10/16/2020	$(6,871)
Morgan Stanley Capital Services, Inc.	USD	1,289	CLP	1,004,939	09/17/2020	3,754
Natwest Markets PLC	COP	6,294,528	USD	1,722	09/17/2020	41,269
Natwest Markets PLC	CLP	4,293,588	USD	5,527	09/17/2020	5,440
Natwest Markets PLC	JPY	270,519	USD	2,544	10/08/2020	(11,351)
Natwest Markets PLC	EUR	5,742	USD	6,538	09/14/2020	(315,864)
Natwest Markets PLC	EUR	554	USD	660	10/15/2020	(2,371)
Natwest Markets PLC	USD	2,167	CAD	2,872	10/09/2020	34,959
Natwest Markets PLC	USD	1,274	NZD	1,949	10/27/2020	39,336
Natwest Markets PLC	USD	2,232	TWD	65,630	11/10/2020	15,396
Natwest Markets PLC	USD	1,290	CLP	1,027,625	09/17/2020	31,154
Standard Chartered Bank	KRW	1,550,560	USD	1,311	11/10/2020	4,252
Standard Chartered Bank	JPY	133,807	USD	1,269	10/08/2020	4,775
Standard Chartered Bank	GBP	981	EUR	1,077	09/18/2020	(25,969)
State Street Bank & Trust Co.	THB	59,049	USD	1,869	10/27/2020	(27,566)
State Street Bank & Trust Co.	JPY	41,168	USD	390	10/08/2020	1,600
State Street Bank & Trust Co.	NOK	11,549	USD	1,254	10/16/2020	(68,120)
State Street Bank & Trust Co.	MXN	8,119	USD	358	10/08/2020	(11,024)
State Street Bank & Trust Co.	SEK	14,240	USD	1,536	09/14/2020	(110,734)
State Street Bank & Trust Co.	GBP	3,400	USD	4,291	09/18/2020	(254,250)
State Street Bank & Trust Co.	CNY	1,512	USD	216	10/21/2020	(3,563)
State Street Bank & Trust Co.	SEK	2,924	USD	337	12/11/2020	(1,736)
State Street Bank & Trust Co.	CAD	538	USD	400	09/14/2020	(11,797)
State Street Bank & Trust Co.	EUR	2,922	USD	3,261	09/14/2020	(226,921)
State Street Bank & Trust Co.	CAD	211	USD	157	10/09/2020	(4,491)
State Street Bank & Trust Co.	EUR	570	USD	676	12/11/2020	(5,240)
State Street Bank & Trust Co.	EUR	256	USD	302	10/15/2020	(3,367)
State Street Bank & Trust Co.	EUR	118	USD	141	12/11/2020	377
State Street Bank & Trust Co.	USD	708	EUR	597	10/15/2020	4,808
State Street Bank & Trust Co.	USD	4,595	EUR	3,948	09/14/2020	117,433
State Street Bank & Trust Co.	USD	65	CAD	88	09/14/2020	2,618
State Street Bank & Trust Co.	USD	274	CHF	249	11/19/2020	2,161
State Street Bank & Trust Co.	USD	297	CAD	399	10/09/2020	8,506
State Street Bank & Trust Co.	USD	306	SEK	2,689	09/14/2020	5,158
State Street Bank & Trust Co.	USD	623	AUD	870	10/29/2020	18,389
State Street Bank & Trust Co.	USD	3,836	SGD	5,248	10/27/2020	21,969
State Street Bank & Trust Co.	USD	1,579	NOK	14,791	10/16/2020	114,605
State Street Bank & Trust Co.	USD	2,780	SEK	25,386	10/16/2020	156,846
UBS AG	TWD	65,630	USD	2,235	11/10/2020	(12,602)
UBS AG	NOK	14,791	USD	1,611	10/16/2020	(82,862)
UBS AG	SEK	9,017	USD	1,045	09/16/2020	2,686
UBS AG	BRL	5,024	USD	929	09/02/2020	11,753
UBS AG	EUR	2,173	USD	2,571	10/15/2020	(25,570)
UBS AG	GBP	745	USD	997	09/16/2020	891
UBS AG	USD	918	BRL	5,024	09/02/2020	(1,207)
UBS AG	USD	635	TWD	18,398	10/19/2020	(6,451)

						$(423,887)

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	14,040	06/04/2022	3 Month LIBOR	0.248%	Quarterly/ Semi-Annual	$3,955	$—	$3,955
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/ Quarterly	(35,872)	—	(35,872)
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/ Quarterly	(73,654)	—	(73,654)
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/ Quarterly	(59,265)	—	(59,265)
SEK	4,260	04/16/2030	3 Month STIBOR	0.476%	Quarterly/ Annual	4,940	—	4,940
CHF	1,700	05/05/2030	6 Month LIBOR	(0.335)%	Semi-Annual/ Annual	(16,728)	(1)	(16,727)
CHF	3,670	06/02/2030	6 Month LIBOR	(0.337)%	Semi-Annual/ Annual	(38,307)	(19)	(38,288)
USD	2,800	06/04/2030	0.671%	3 Month LIBOR	Semi-Annual/ Quarterly	4,132	—	4,132
SEK	3,530	06/23/2030	3 Month STIBOR	0.354%	Quarterly/ Annual	(1,447)	—	(1,447)
NOK	32,370	07/10/2030	6 Month NIBOR	0.900%	Semi-Annual/ Annual	(57,844)	—	(57,844)
SEK	65,980	07/10/2030	3 Month STIBOR	0.303%	Quarterly/ Annual	(67,249)	—	(67,249)
SEK	3,340	08/03/2030	3 Month STIBOR	0.275%	Quarterly/ Annual	(4,725)	—	(4,725)
CHF	2,060	08/03/2030	6 Month LIBOR	(0.382)%	Semi-Annual/ Annual	(34,049)	—	(34,049)
NOK	57,460	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/ Annual	(153,810)	—	(153,810)
CHF	4,240	08/11/2030	6 Month LIBOR	(0.343)%	Semi-Annual/ Annual	(53,726)	—	(53,726)
SEK	4,990	08/11/2030	3 Month STIBOR	0.280%	Quarterly/ Annual	(6,862)	—	(6,862)
NZD	8,060	08/27/2030	0.565%	3 Month BKBM	Semi-Annual/ Quarterly	22,035	—	22,035

						$(568,476)	$(20)	$(568,456)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)%	Quarterly	2.83%	USD	4	$(254)	$(175)	$(79)
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	(5.00)	Quarterly	3.15	USD	1,128	(76,084)	(68,448)	(7,636)

Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	5.00	Quarterly	2.83	USD	4	254	188	66
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	5.00	Quarterly	3.15	USD	1,128	76,084	29,329	46,755
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.55	USD	7,598	505,035	(682,748)	1,187,783
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.65	USD	2,862	193,509	104,196	89,313
CDX-NAIG Series 28, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.76	USD	62,370	396,070	532,641	(136,571)
CDX-NAIG Series 32, 5 Year Index, 06/20/2024*	1.00	Quarterly	0.60	USD	1,090	18,621	18,420	201
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	10,940	201,662	(157,111)	358,773
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	3,740	68,899	3,490	65,409
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	8,580	158,159	29,373	128,786
Federative Republic of Brazil 4.250%, 01/07/2025, 06/20/2025*	1.00	Quarterly	2.12	USD	346	(17,132)	(25,778)	8,646

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx -Xover Series 33, 5 Year Index, 06/20/2025*	5.00%	Quarterly	3.22%	EUR	4,802	$495,992	$(60,439)	$556,431
iTraxxx Europe Series 27, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.20	EUR	30,780	612,354	410,354	202,000
iTraxxx Europe Series 31, 5 Year Index, 06/20/2024*	1.00	Quarterly	0.44	EUR	970	27,337	20,538	6,799
iTraxxx Europe Series 31, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.54	EUR	4,650	132,854	(33,722)	166,576
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2025*	1.00	Quarterly	2.87	USD	297	(24,331)	(37,917)	13,586

						$2,769,029	$82,191	$2,686,838

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	25.00%	USD	865	$417,560	$282,423	$135,137
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	23.08	USD	950	301,071	160,352	140,719

Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	4,553	(1,442,922)	(443,044)	(999,878)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	26	(12,558)	(12,923)	365
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,955	(943,733)	(337,621)	(606,112)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	2,500	$(1,206,819)	$(440,944)	$(765,875)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	4.90	USD	50	607	2,131	(1,524)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5	(2,415)	(2,482)	67
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5	(2,415)	(2,482)	67
JPMorgan Chase Bank, NA
Rolls-Royce PLC, 2.125%, 06/18/2021, 06/20/2025*	1.00	Quarterly	4.08	EUR	72	(11,100)	(13,853)	2,753
Rolls-Royce PLC, 2.125%, 06/18/2021, 06/20/2025*	1.00	Quarterly	4.08	EUR	68	(10,484)	(13,010)	2,526
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	31	(14,973)	(13,136)	(1,837)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	32	(15,456)	(13,401)	(2,055)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	30	(14,490)	(12,638)	(1,852)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	33	(15,939)	(13,738)	(2,201)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	31	(14,973)	(14,212)	(761)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	10	(4,830)	(4,858)	28

						$(2,993,869)	$(893,436)	$(2,100,433)

*	Termination date

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	8,460	03/20/2025	CPI#	0.388%	Maturity	$(525,172)	$—	$(525,172)
JPMorgan Chase Bank, NA	USD	14,680	03/12/2025	CPI#	0.750%	Maturity	(642,458)	—	(642,458)

							$(1,167,630)	$—	$(1,167,630)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABCOVL	LIBOR Plus 0.02%	Quarterly	USD	593	08/16/2021	$899
MSCI China A Net Return Index USD	LIBOR Minus 7.35%	Quarterly	USD	22,830	12/15/2020	5,127,500
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.0015%	Maturity	USD	135,821	11/01/2020	1,501,712
Citibank, NA
CGABROEB	LIBOR Plus 0.20%	Quarterly	USD	2,364	05/17/2021	58,826
CGABROEB	LIBOR Plus 0.20%	Quarterly	USD	790	05/17/2021	21,084
CGABROEB	LIBOR Plus 0.20%	Quarterly	USD	45	05/17/2021	1,116
Goldman Sachs & Co.
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	78	01/05/2021	575
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	55	01/05/2021	476
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	40	01/05/2021	299
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	93	01/05/2021	225
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	24	01/05/2021	210
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	20	01/05/2021	182
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	17	01/05/2021	124
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	15	01/05/2021	119
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	8	01/05/2021	72

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	181	01/05/2021	$(154)
Goldman Sachs International
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	3 Month EURIBOR	Maturity	EUR	840	12/20/2020	232,228
Russell 2000 Total Return Index	LIBOR Plus 0.05%	Quarterly	USD	9,126	05/17/2021	(135,725)
JPMorgan Chase Bank, NA
JPQABACP(1)	0.00%	Quarterly	USD	13,785	07/15/2021	(1,702,773)
JPQABEUV	EURIBOR Plus 0.15%	Quarterly	EUR	968	06/15/2021	33,619
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.00%	Monthly	KRW	968	09/10/2020	(38,638)
Sunrise Communications Group AG	LIBOR	Monthly	CHF	546	01/27/2021	(3,560)
Sunrise Communications Group AG	LIBOR	Monthly	CHF	353	01/27/2021	(4,160)
Sunrise Communications Group AG	LIBOR	Monthly	CHF	711	01/27/2021	(9,018)

Pay Total Return on Reference Obligation
Goldman Sachs & Co.
Analog Devices, Inc.	LIBOR Plus 0.35%	Monthly	USD	2,282	01/05/2021	(1,911)
Builders FirstSource, Inc.	LIBOR Minus 0.29%	Monthly	USD	23	01/05/2021	(546)
Charles Schwab Corp. (The)	LIBOR Plus 0.35%	Monthly	USD	1,875	01/05/2021	(125,509)
Sunrun, Inc.	LIBOR Minus 0.28%	Monthly	USD	9	01/05/2021	(1,766)
Sunrun, Inc.	LIBOR Plus 0.35%	Monthly	USD	173	01/05/2021	(30,635)
Teladoc Health, Inc.	LIBOR Minus 0.28%	Monthly	USD	116	01/05/2021	(11,605)
Teladoc Health, Inc.	LIBOR Minus 0.28%	Monthly	USD	55	01/05/2021	(6,355)
Teladoc Health, Inc.	LIBOR Plus 0.35%	Monthly	USD	1,457	01/05/2021	(21,034)
Teladoc Health, Inc.	LIBOR Minus 0.28%	Monthly	USD	434	01/05/2021	(46,323)
Goldman Sachs International
S&P 500 Total Return Index	LIBOR Plus 0.08%	Quarterly	USD	113,069	05/17/2021	(3,884,725)
JPMorgan Chase Bank, NA
Borgwarner, Inc.	LIBOR Minus 0.30%	Annual	USD	1	08/12/2022	(169)
Borgwarner, Inc.	LIBOR Minus 0.30%	Annual	USD	2	08/12/2022	(237)
Borgwarner, Inc.	LIBOR Minus 1.58%	Annual	USD	103	08/12/2022	(23,615)
Borgwarner, Inc.	LIBOR Minus 0.30%	Annual	USD	483	08/12/2022	(70,308)
Borgwarner, Inc.	LIBOR Minus 0.31%	Monthly	USD	863	08/12/2022	(101,083)

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
JPQABHYS	LIBOR Minus 0.14%	Quarterly	USD	344	05/17/2021	$6,076
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	1,505	08/12/2022	52,125
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	48	08/12/2022	(3,679)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	64	08/12/2022	(4,381)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	379	08/12/2022	(17,481)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	158	08/12/2022	(39,531)
Morgan Stanley	LIBOR Minus 0.32%	Annual	USD	224	08/12/2022	(47,883)
Peugeot SA	EURIBOR Minus 0.20%	Annual	EUR	260	08/12/2022	93,885
Peugeot SA	EURIBOR Minus 0.20%	Annual	EUR	274	08/12/2022	92,835
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	144	08/12/2022	2,677
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	115	08/12/2022	1,706
Peugeot SA	EURIBOR	Annual	EUR	72	08/12/2022	1,023
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	1	08/12/2022	154
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	6	08/12/2022	(1,111)
Peugeot SA	EURIBOR	Monthly	EUR	12	08/12/2022	(1,157)
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	40	08/12/2022	(8,452)
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	113	08/12/2022	(10,453)
Peugeot SA	EURIBOR	Annual	EUR	267	08/12/2022	(23,371)
Peugeot SA	EURIBOR	Annual	EUR	146	08/12/2022	(28,854)
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	409	08/12/2022	(96,973)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	224	08/12/2022	1,355
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	1	08/12/2022	(37)
Wordline SA/France	EURIBOR	Annual	EUR	2	08/12/2022	(134)
Wordline SA/France	EURIBOR	Annual	EUR	6	08/12/2022	(116)
Wordline SA/France	EURIBOR	Annual	EUR	4	08/12/2022	(205)
Wordline SA/France	EURIBOR	Monthly	EUR	7	08/12/2022	(221)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	26	08/12/2022	658
Wordline SA/France	EURIBOR	Monthly	EUR	15	08/12/2022	(810)
Wordline SA/France	EURIBOR	Monthly	EUR	18	08/12/2022	(1,074)
Wordline SA/France	EURIBOR Minus 0.30%	Monthly	EUR	128	08/12/2022	(1,785)
Wordline SA/France	EURIBOR Minus 0.30%	Monthly	EUR	66	08/12/2022	(1,768)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	10	08/12/2022	$(1,828)
Wordline SA/France	EURIBOR	Annual	EUR	16	08/12/2022	(3,185)
Wordline SA/France	EURIBOR	Annual	EUR	40	08/12/2022	(6,716)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	199	08/12/2022	(39,783)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	221	08/12/2022	(41,709)
Wordline SA/France	EURIBOR Minus 0.20%	Annual	EUR	787	08/12/2022	(81,366)
Wordline SA/France	EURIBOR	Monthly	EUR	124	08/12/2022	1,005
Morgan Stanley Capital Services LLC
AON PLC	LIBOR Minus 0.25%	Monthly	USD	61	01/27/2021	(9,443)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	172	01/27/2021	(14,363)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	80	01/27/2021	(14,900)
AON PLC	LIBOR Minus 0.30%	Monthly	USD	76	01/27/2021	(16,645)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	101	01/27/2021	(17,492)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	258	01/27/2021	(29,250)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	268	01/27/2021	(46,166)
AON PLC	LIBOR Minus 1.10%	Monthly	USD	496	01/27/2021	(108,181)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	853	01/27/2021	(152,531)
Bloomberg Commodity Index	0.00%	Quarterly	USD	50,227	09/15/2020	6,401,430
iBovespa Futures	0.00%	Monthly	BRL	765	10/14/2020	26,986
Chevron Corp.	LIBOR Minus 0.28%	Monthly	USD	343	01/27/2021	15,345
Chevron Corp.	LIBOR Minus 0.28%	Monthly	USD	205	01/27/2021	7,054
Chevron Corp.	LIBOR Minus 0.29%	Monthly	USD	83	01/27/2021	941
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	223	01/27/2021	14,402
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	32	01/27/2021	1,675
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	3	01/27/2021	165
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	1	01/27/2021	32
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	9	01/27/2021	(66)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	6	01/27/2021	(375)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	8	01/27/2021	(902)

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	68	01/27/2021	$(1,651)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	140	01/27/2021	(1,926)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	48	01/27/2021	(3,554)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	30	01/27/2021	(3,127)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	43	01/27/2021	(3,508)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	187	01/27/2021	(20,505)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	216	01/27/2021	(21,287)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	234	01/27/2021	(33,554)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	443	01/27/2021	(52,069)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	190	01/27/2021	12,863
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	202	01/27/2021	12,337
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	185	01/27/2021	10,237
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	103	01/27/2021	7,663
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	85	01/27/2021	6,521
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	184	01/27/2021	6,489
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	140	01/27/2021	5,061
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	67	01/27/2021	4,689
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	171	01/27/2021	4,536
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	61	01/27/2021	4,298
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	49	01/27/2021	3,057
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	53	01/27/2021	2,133
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	15	01/27/2021	1,087
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	146	01/27/2021	680
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	10	01/27/2021	619
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	17	01/27/2021	464
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	17	01/27/2021	289

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	23	01/27/2021	$439
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	4	01/27/2021	124
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	10	01/27/2021	118
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	120	01/27/2021	(1,585)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	340	01/27/2021	(2,864)
MSABHOWN	LIBOR Minus 0.30%	Quarterly	USD	1,691	05/17/2021	(35,954)
Swiss Marketing Index Future	0.00%	Monthly	CHF	784	09/18/2020	(10,712)

						$6,497,977

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 11/20/2020*	27.20%	Maturity	GBP	301	$(21,316)	$—	$(21,316)
Goldman Sachs International
Russell 2000 Index 10/16/2020*	40.75	Maturity	USD	916	(405,855)	—	(405,855)
JPMorgan Chase Bank, NA
Nikkei 225 Index 11/13/2020*	26.99	Maturity	JPY	53,495	(993)	—	(993)
Russell 2000 Index 09/18/2020*	46.10	Maturity	USD	1,107	(893,470)	—	(893,470)
S&P/ASX 200 Index 10/15/2020*	28.29	Maturity	AUD	439	(173,188)	—	(173,188)
USD/CAD 10/26/2020*	6.40	Maturity	USD	602	(9,773)	—	(9,773)
UBS AG
Euro STOXX 50 Price EUR Index 11/20/2020*	28.80	Maturity	EUR	524	(11,054)	—	(11,054)
Nikkei 225 Index 09/11/2020*	33.00	Maturity	JPY	37,950	(251,047)	—	(251,047)
S&P/ASX 200 Index 09/17/2020*	30.30	Maturity	AUD	1,302	(680,428)	—	(680,428)
S&P/ASX 200 Index 11/19/2020*	25.95	Maturity	AUD	879	(48,628)	—	(48,628)

Sale Contracts
Goldman Sachs International
FTSE 100 Index 09/18/2020*	24.00	Maturity	GBP	202	75,852	—	75,852
Nikkei 225 Index 09/11/2020*	25.21	Maturity	JPY	21,085	105,385	—	105,385

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
S&P/ASX 200 Index 09/17/2020*	25.01%	Maturity	AUD	886	$374,353	$—	$374,353
UBS AG
Euro STOXX 50 Price EUR Index 09/18/2020*	23.60	Maturity	EUR	143	(299)	—	(299)
Nasdaq 100 Stock Index 09/18/2020*	28.90	Maturity	USD	881	80,333	—	80,333
Russell 2000 Index 09/18/2020*	38.05	Maturity	USD	762	545,795	—	545,795
Russell 2000 Index 09/18/2020*	29.20	Maturity	USD	466	131,204	—	131,204
Russell 2000 Index 10/16/2020*	32.00	Maturity	USD	565	54,929	—	54,929
S&P 500 Index 09/18/2020*	22.45	Maturity	USD	161	18,065	—	18,065
S&P/ASX 200 Index 10/15/2020*	21.26	Maturity	AUD	251	32,535	—	32,535

					$(1,077,600)	$—	$(1,077,600)

*	Termination date

**	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate market value of these securities amounted to $52,793,139 or 8.3% of net assets.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	04/26/2017	$34,109	$119	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020	04/26/2017	160,191	23,771	0.00%

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Defaulted matured security.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2020.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of August 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Digicel Group 0.5 Ltd. 7.00%, 09/16/2020	06/19/2020	$649	$973		0.00%
Exide International Holdings LP (Superpriority Lien) 10.75%, 10/31/2021	06/18/2019	109,426	103,224		0.02%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	06/21/2019	61,543	3,596		0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967	– 0	–	0.00%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045	03/30/2017	294,859	185,777		0.03%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	17,921	14		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	19,129	16		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15	– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	12,000	12,187		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,624	154		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	04/26/2017	33,435	4,338		0.00%

(k)	Convertible security.

(l)	Defaulted.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2020.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at August 31, 2020.

(q)	Affiliated investments.

(r)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

90 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IRS – Interest Rate Swaption

JSE – Johannesburg Stock Exchange

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 91

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPQABACP as of August 31, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
MSCI AC World Index	(18,200)	$(35,376,283)	(256.6)%
Royal Dutch Shell PLC	1,355	1,922,043	13.9%
Agnico Eagle Mines, Ltd.	20,024	1,590,081	11.5%
Chevron Corp.	16,118	1,352,932	9.8%
TOTAL SE	34,329	1,270,601	9.2%
BP PLC	2,597	937,741	6.8%
Exxon Mobil Corp.	22,258	936,618	6.8%
Boliden AB	29,296	797,061	5.8%
EOG Resources, Inc.	13,072	612,404	4.4%
Polyus PJSC	5,261	602,427	4.4%
Glencore PLC	2,580	591,272	4.3%
Vale SA	49,360	574,545	4.2%
Antofagasta PLC	394	531,768	3.9%
PetroChina Co., Ltd.	1,474,461	511,767	3.7%
LUKOIL PJSC	7,240	493,036	3.6%
MMC Norilsk Nickel PJSC	18,104	475,602	3.5%
First Quantum Minerals, Ltd.	55,612	469,969	3.4%
Rio Tinto PLC	75	454,549	3.3%
Kirkland Lake Gold, Ltd.	8,295	453,007	3.3%
Repsol SA	55,387	430,958	3.1%
Newcrest Mining, Ltd.	14,731	371,654	2.7%
Mosaic Co./The	27,293	367,640	2.7%
Lundin Mining Corp.	59,905	335,414	2.4%
Alcoa Corp.	24,883	323,473	2.3%
Yamato Kogyo Co., Ltd.	14,059	285,086	2.1%
Halliburton Co.	19,894	285,081	2.1%
ENEOS Holdings, Inc.	80,619	279,991	2.0%
Motor Oil (Hellas) Corinth Refineries SA	19,278	260,783	1.9%
Origin Energy, Ltd.	65,186	251,038	1.8%
Cosan SA	14,440	250,753	1.8%
OZ Minerals, Ltd.	25,599	250,220	1.8%
Sumitomo Metal Mining Co., Ltd.	7,405	219,493	1.6%
Aker BP ASA	10,308	192,953	1.4%
Johnson Matthey PLC	65	189,711	1.4%
Norsk Hydro ASA	64,698	181,008	1.3%
Industrias Penoles SAB de CV	11,774	176,198	1.3%
Continental Resources Inc./OK	9,500	164,255	1.2%
S-Oil Corp.	2,758	141,231	1.0%
Tupras Turkiye Petrol Rafineri	137,444	137,444	1.0%
APERAM SA	4,689	133,282	1.0%
Inpex Corp.	23,497	133,142	1.0%
Concho Resources, Inc.	2,195	115,300	0.8%
NexTier Oilfield Solutions, Inc.	39,929	100,620	0.7%
Petroleo Brasileiro SA	10,078	85,965	0.6%
Incitec Pivot, Ltd.	63,449	83,952	0.6%
TMK PJSC	20,636	62,115	0.5%
Sasol, Ltd.	73	58,595	0.4%
Occidental Petroleum Corp.	3,504	55,155	0.4%
Orocobre, Ltd.	23,354	49,743	0.4%
Petroleo Brasileiro SA	9,963	42,489	0.3%
Other Long	255,637	133,493	1.0%

See notes to consolidated financial statements.

92 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $435,293,168)	$508,583,587	(a)
Affiliated issuers (cost $117,811,286—including investment of cash collateral for securities loaned of $7,426,123)	117,811,286
Cash	109,780
Cash collateral due from broker	21,635,852
Foreign currencies, at value (cost $5,750,096)	5,750,971
Unrealized appreciation on total return swaps	13,784,499
Receivable for investment securities sold and foreign currency transactions	7,149,648
Unrealized appreciation on forward currency exchange contracts	2,998,347
Unaffiliated interest and dividends receivable	2,012,906
Unrealized appreciation on variance swaps	1,418,451
Market value on credit default swaps (net premiums paid $444,906)	719,238
Receivable for shares of beneficial interest sold	135,436
Receivable for variation margin on centrally cleared swaps	81,426
Receivable for terminated total return swaps	81,423
Affiliated dividends receivable	8,715
Receivable for terminated centrally cleared interest rate swaps	1,789
Other assets	13,091

Total assets	682,296,445

Liabilities
Cash collateral due to broker	9,139,470
Payable for collateral received on securities loaned	7,426,123
Unrealized depreciation on total return swaps	7,286,522
Payable for investment securities purchased and foreign currency transactions	6,799,301
Market value on credit default swaps (net premiums received $1,338,342)	3,713,107
Unrealized depreciation on forward currency exchange contracts	3,422,234
Unrealized depreciation on variance swaps	2,496,051
Unrealized depreciation on inflation swaps	1,167,630
Payable for shares of beneficial interest redeemed	378,719
Advisory fee payable	268,007
Distribution fee payable	125,476
Payable for variation margin on futures	62,438
Payable for terminated total return swaps	45,661
Transfer Agent fee payable	21,185
Trustees’ fees payable	6,269
Accrued expenses and other liabilities	368,477

Total liabilities	42,726,670

Net Assets	$639,569,775

Composition of Net Assets
Shares of beneficial interest, at par	$414
Additional paid-in capital	598,547,960
Distributable earnings	41,021,401

	$639,569,775

(a)	Includes securities on loan with a value of $21,991,551 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$530,167,481	34,342,760	$15.44	*

C	$23,155,844	1,523,085	$15.20

Advisor	$75,493,273	4,839,998	$15.60

R	$3,086,886	201,907	$15.29

K	$7,395,262	481,302	$15.37

I	$271,029	17,196	$15.76

*	The maximum offering price per share for Class A shares was $16.13 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $296,895)	$9,192,662
Affiliated issuers	519,917
Interest (net of foreign taxes withheld of $50,241)	5,123,623
Securities lending income	169,545
Other income	5,117	$15,010,864

Expenses
Advisory fee (see Note B)	3,642,224
Distribution fee—Class A	1,352,184
Distribution fee—Class B	8,116
Distribution fee—Class C	300,194
Distribution fee—Class R	15,989
Distribution fee—Class K	22,976
Transfer agency—Class A	538,269
Transfer agency—Class B	1,029
Transfer agency—Class C	31,499
Transfer agency—Advisor Class	77,522
Transfer agency—Class R	8,373
Transfer agency—Class K	18,548
Transfer agency—Class I	311
Custody and accounting	449,795
Audit and tax	137,651
Printing	111,361
Registration fees	93,246
Legal	44,274
Trustees’ fees	24,370
Miscellaneous	89,392

Total expenses	6,967,323
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(74,646)

Net expenses		6,892,677

Net investment income		8,118,187

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$8,632,989
Forward currency exchange contracts	3,036,129
Futures	5,589,037
Options written	(218,132)
Swaps	(56,172,487)
Foreign currency transactions	(601,638)
Net change in unrealized appreciation/depreciation of:
Investments(b)	29,917,229
Forward currency exchange contracts	1,329,983
Futures	3,055,676
Options written	(195,280)
Swaps	3,684,147
Foreign currency denominated assets and liabilities	759,593

Net loss on investment and foreign currency transactions	(1,182,754)

Contributions from Affiliates (see Note B)	13,090

Net Increase in Net Assets from Operations	$6,948,523

(a)	Net of foreign capital gains taxes of $84,409.

(b)	Net of increase in accrued foreign capital gains taxes of $12,059.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,118,187	$10,350,423
Net realized gain (loss) on investment transactions	(39,734,102)	15,134,273
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	38,551,348	13,318,182
Contributions from Affiliates (see Note B)	13,090	9,807

Net increase in net assets from operations	6,948,523	38,812,685
Distributions to Shareholders
Class A	(16,836,692)	– 0	–
Class C	(679,299)	– 0	–
Advisor Class	(2,608,100)	– 0	–
Class R	(83,171)	– 0	–
Class K	(296,351)	– 0	–
Class I	(8,115)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(65,423,089)	(110,299,884)
Proceeds from third party vendor (see Note F)	13,089	– 0	–

Total decrease	(78,973,205)	(71,487,199)
Net Assets
Beginning of period	718,542,980	790,030,179

End of period	$639,569,775	$718,542,980

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2020

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2020, net assets of the Fund were $639,569,775, of which $13,892,221, or approximately 2%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2020:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$79,641,685		$15,752,059		$8,185		$95,401,929
Health Care	48,825,818		13,608,244		0	(a)	62,434,062
Consumer Discretionary	35,781,180		14,579,580		41,309		50,402,069
Financials	25,810,500		15,558,112		– 0	–	41,368,612
Industrials	26,911,032		10,325,110		0	(a)	37,236,142
Communication Services	26,371,582		9,110,998		– 0	–	35,482,580
Consumer Staples	8,945,876		11,100,686		128,832		20,175,394
Materials	8,989,321		2,159,824		0	(a)	11,149,145
Utilities	3,521,739		2,521,783		– 0	–	6,043,522
Energy	3,107,652		840,744		5,422	(a)	3,953,818
Real Estate	2,002,011		1,895,821		– 0	–	3,897,832
Investment Companies	41,788,378		– 0	–	– 0	–	41,788,378
Corporates – Non-Investment Grade	– 0	–	31,388,833		117,156	(a)	31,505,989
Corporates – Investment Grade	– 0	–	16,883,718		– 0	–	16,883,718
Governments – Treasuries	– 0	–	13,214,042		– 0	–	13,214,042
Emerging Markets – Sovereigns	– 0	–	10,856,173		– 0	–	10,856,173
Collateralized Mortgage Obligations	– 0	–	5,692,603		– 0	–	5,692,603
Bank Loans	– 0	–	4,732,355		596,993		5,329,348
Emerging Markets – Corporate Bonds	– 0	–	4,631,135		154		4,631,289
Inflation-Linked Securities	– 0	–	2,847,911		– 0	–	2,847,911
Collateralized Loan Obligations	– 0	–	1,848,910		– 0	–	1,848,910
Emerging Markets – Treasuries	– 0	–	1,543,460		– 0	–	1,543,460
Asset-Backed Securities	– 0	–	1,003,227		– 0	–	1,003,227
Quasi-Sovereigns	– 0	–	904,054		– 0	–	904,054
Commercial Mortgage-Backed Securities	– 0	–	452,832		– 0	–	452,832
Governments – Sovereign Bonds	– 0	–	228,938		– 0	–	228,938
Local Governments – US Municipal Bonds	– 0	–	157,516		– 0	–	157,516
Preferred Stocks	102,847		– 0	–	– 0	–	102,847
Warrants	24,656		– 0	–	10,104	(a)	34,760
Options Purchased – Puts	– 0	–	12,662		– 0	–	12,662
Mortgage Pass-Throughs	– 0	–	131		– 0	–	131
Short-Term Investments:
Investment Companies	110,385,163		– 0	–	– 0	–	110,385,163
U.S. Treasury Bills	– 0	–	1,999,694		– 0	–	1,999,694
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,426,123		– 0	–	– 0	–	7,426,123

Total Investments in Securities	429,635,563		195,851,155		908,155		626,394,873

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$10,195,947		$301,703	$	– 0	–	$10,497,650	(c)
Forward Currency Exchange Contracts	– 0	–	2,998,347		– 0	–	2,998,347
Centrally Cleared Interest Rate Swaps	– 0	–	35,062		– 0	–	35,062	(c)
Centrally Cleared Credit Default Swaps	– 0	–	2,886,830		– 0	–	2,886,830	(c)
Credit Default Swaps	– 0	–	719,238		– 0	–	719,238
Total Return Swaps	– 0	–	13,784,499		– 0	–	13,784,499
Variance Swaps	– 0	–	1,418,451		– 0	–	1,418,451
Liabilities:
Futures	(2,951,007)		(377,796)		– 0	–	(3,328,803	)(c)
Forward Currency Exchange Contracts	– 0	–	(3,422,234)		– 0	–	(3,422,234)
Centrally Cleared Interest Rate Swaps	– 0	–	(603,538)		– 0	–	(603,538	)(c)
Centrally Cleared Credit Default Swaps	– 0	–	(117,801)		– 0	–	(117,801	)(c)
Credit Default Swaps	– 0	–	(3,713,107)		– 0	–	(3,713,107)
Inflation (CPI) Swaps	– 0	–	(1,167,630)		– 0	–	(1,167,630)
Total Return Swaps	– 0	–	(7,286,522)		– 0	–	(7,286,522)
Variance Swaps	– 0	–	(2,496,051)		– 0	–	(2,496,051)

Total	$436,880,503		$198,810,606		$908,155		$636,599,264

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $226,382 for the year ended August 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,838 from the sale of Class A shares and received $3,053 and $1,605 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2020.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2020, such waiver amounted to $72,141.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2020 is as follows:

Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$44,674	$523,732	$458,021	$110,385	$484
Government Money Market Portfolio*	8,911	128,026	129,511	7,426	36

Total				$117,811	$520

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2020 and the year ended August 31, 2019, the Adviser reimbursed the Fund $13,090 and $9,807, respectively, for trading losses incurred due to a trade entry error.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2020, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $ 315,379 and $0, respectively, with realized gain of $0.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest

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in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual

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expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$379,776,507	$458,063,721
U.S. government securities	5,244,721	7,936,276

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$563,192,828

Gross unrealized appreciation	$113,858,531
Gross unrealized depreciation	(52,664,226)

Net unrealized appreciation	$61,194,305

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract

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and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium

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received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2020, the Fund held written options for hedging and non-hedging purposes.

During the year ended August 31, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks

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may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the year ended August 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to

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enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

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default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,586,969	*	Receivable/Payable for variation margin on futures	$2,038,145	*
Equity contracts	Receivable/Payable for variation margin on futures	7,910,681	*	Receivable/Payable for variation margin on futures	1,290,658	*
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,831,124	*	Receivable/Payable for variation margin on centrally cleared swaps	144,286	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	35,062	*	Receivable/Payable for variation margin on centrally cleared swaps	603,518	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,998,347		Unrealized depreciation on forward currency exchange contracts	3,422,234
Interest rate contracts	Investments in securities, at value	12,662
Interest rate contracts				Unrealized depreciation on inflation swaps	1,167,630

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Market value on credit default swaps	$719,238	Market value on credit default swaps	$3,713,107

Interest contracts	Unrealized appreciation on total return swaps	1,501,712

Credit contracts	Unrealized appreciation on total return swaps	232,228

Commodity contracts	Unrealized appreciation on total return swaps	6,401,430

Equity contracts	Unrealized appreciation on total return swaps	5,649,129	Unrealized depreciation on total return swaps	7,286,522

Foreign currency contracts			Unrealized depreciation on variance swaps	9,773

Equity contracts	Unrealized appreciation on variance swaps	1,418,451	Unrealized depreciation on variance swaps	2,486,278

Total		$32,297,033		$22,162,151

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$13,381,736	$(4,435,112)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(8,668,907)	$7,490,788

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	876,208	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	3,036,129	1,329,983

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(16,282)	2,467

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	451,125	(205,506)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(218,132)	(195,280)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,645,018	(3,060,758)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,964,785)	7,043,402

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$535,069	$(9,773)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,632,275)	(277,499)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(57,755,514)	(11,225)

Total		$(47,330,610)	$7,671,487

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2020:

Futures:
Average notional amount of buy contracts	$488,267,002
Average notional amount of sale contracts	$137,961,851
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$316,480,880
Average principal amount of sale contracts	$422,138,265
Purchased Options:
Average notional amount	$13,456,259	(a)
Purchased Swaptions:
Average notional amount	$2,587,250	(b)
Options Written:
Average notional amount	$24,209,591	(c)
Inflation Swaps:
Average notional amount	$14,933,846
Centrally Cleared Interest Rate Swaps:
Average notional amount	$69,334,548
Credit Default Swaps:
Average notional amount of buy contracts	$1,815,000	(d)
Average notional amount of sale contracts	$9,930,252
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$21,183,268
Average notional amount of sale contracts	$151,770,040
Total Return Swaps:
Average notional amount	$419,031,194
Variance Swaps:
Average notional amount	$10,226,431

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(a)	Positions were open for five months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for ten months during the year.

(d)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$5,239,320	$(564,193)	$(1,088,000)		$	– 0	–	$3,587,127
Barclays Bank PLC	1,665,608	(269,418)	(1,267,470)			– 0	–	128,720
BNP Paribas SA	24,622	(24,622)	– 0	–		– 0	–	– 0	–
Citibank, NA	251,838	(172,759)	– 0	–		– 0	–	79,079
Credit Suisse International	139,676	(139,676)	– 0	–		– 0	–	– 0	–
Deutsche Bank AG	109,315	(109,315)	– 0	–		– 0	–	– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	1,724,851	(1,724,851)	– 0	–		– 0	–	– 0	–
HSBC Bank USA	114,624	(114,624)	– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,278,602	(1,278,602)	– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	474,069	(474,069)	– 0	–		– 0	–	– 0	–
Natwest Markets PLC	167,554	(167,554)	– 0	–		– 0	–	– 0	–
Standard Chartered Bank	9,027	(9,027)	– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	454,470	(454,470)	– 0	–		– 0	–	– 0	–
UBS AG	878,191	(878,191)	– 0	–		– 0	–	– 0	–

Total	$12,531,767	$(6,381,371)	$(2,355,470)		$	– 0	–	$3,794,926

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$564,193	$(564,193)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	269,418	(269,418)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	31,078	(24,622)	– 0	–	– 0	–	6,456
Citibank, NA	172,759	(172,759)	– 0	–	– 0	–	– 0	–
Citigroup Global Markets, Inc.	956,291	– 0	–	– 0	–	(835,528)	120,763
Credit Suisse International	1,550,905	(139,676)	(330,000)	(1,075,273)	5,956
Deutsche Bank AG	1,270,357	(109,315)	– 0	–	(1,161,042)	– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	5,336,350	(1,724,851)	– 0	–	(3,611,499)	– 0	–
HSBC Bank USA	328,235	(114,624)	– 0	–	– 0	–	213,611
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	4,357,080	(1,278,602)	– 0	–	(3,078,478)	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,044,366	(474,069)	(480,000)	– 0	–	90,297
Natwest Markets PLC	329,586	(167,554)	– 0	–	– 0	–	162,032
Standard Chartered Bank	25,969	(9,027)	– 0	–	– 0	–	16,942
State Street Bank & Trust Co.	728,809	(454,470)	– 0	–	– 0	–	274,339
UBS AG	1,120,148	(878,191)	(236,000)	– 0	–	5,957

Total	$18,085,544	$(6,381,371)	$(1,046,000)	$(9,761,820)	$896,353	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC	$6,401,430	$	– 0	–	$6,217,000	$	– 0	–	$184,430

Total	$6,401,430	$	– 0	–	$6,217,000	$	– 0	–	$184,430	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently

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invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$21,991,551	$7,426,123	$15,583,169	$169,545	$35,838	$2,505

*	As of August 31, 2020.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019		Year Ended August 31, 2020	Year Ended August 31, 2019

Class A
Shares sold	622,360	754,606		$9,358,148	$10,993,967

Shares issued in reinvestment of dividends	967,561	– 0	–	15,229,411	– 0	–

Shares converted from Class B	283,623	87,389		4,520,626	1,293,882

Shares converted from Class C	630,784	998,633		9,440,569	14,854,998

Shares redeemed	(5,154,462)	(6,827,578)		(76,766,552)	(100,255,434)

Net decrease	(2,650,134)	(4,986,950)		$(38,217,798)	$(73,112,587)

Class B
Shares sold	4,704	12,397		$73,542	$181,418

Shares converted to Class A	(285,587)	(87,575)		(4,520,626)	(1,293,882)

Shares redeemed	(5,416)	(43,392)		(85,024)	(643,135)

Net decrease	(286,299)	(118,570)		$(4,532,108)	$(1,755,599)

Class C
Shares sold	90,051	63,736		$1,347,759	$917,960

Shares issued in reinvestment of dividends	38,020	– 0	–	592,745	– 0	–

Shares converted to Class A	(639,837)	(1,012,075)		(9,440,569)	(14,854,998)

Shares redeemed	(410,112)	(803,893)		(5,953,201)	(11,628,893)

Net decrease	(921,878)	(1,752,232)		$(13,453,266)	$(25,565,931)

Advisor Class
Shares sold	716,344	943,849		$10,900,093	$14,010,777

Shares issued in reinvestment of dividends	136,144	– 0	–	2,161,969	– 0	–

Shares redeemed	(1,256,049)	(1,222,656)		(18,567,221)	(18,161,766)

Net decrease	(403,561)	(278,807)		$(5,505,159)	$(4,150,989)

Class R
Shares sold	21,684	122,979		$323,497	$1,751,806

Shares issued in reinvestment of dividends	5,318	– 0	–	83,171	– 0	–

Shares redeemed	(91,412)	(157,136)		(1,393,994)	(2,253,718)

Net decrease	(64,410)	(34,157)		$(987,326)	$(501,912)

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	Shares			Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019		Year Ended August 31, 2020	Year Ended August 31, 2019

Class K
Shares sold	67,213	112,395		$1,005,825	$1,622,694

Shares issued in reinvestment of dividends	18,900	– 0	–	296,349	– 0	–

Shares redeemed	(265,800)	(471,773)		(4,049,331)	(6,845,454)

Net decrease	(179,687)	(359,378)		$(2,747,157)	$(5,222,760)

Class I
Shares sold	918	721		$14,197	$10,827

Shares issued in reinvestment of dividends	409	– 0	–	6,558	– 0	–

Shares redeemed	(66)	(62)		(1,030)	(933)

Net increase	1,261	659		$19,725	$9,894

During the year ended August 31, 2020, a third party vendor reimbursed the Fund $13,089 for losses incurred due to a trade entry error. This amount is presented in the Fund’s consolidated statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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Short Sales Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$16,217,686	$	– 0	–
Net long-term capital gains	4,294,042		– 0	–

Total taxable distributions paid	$20,511,728	$	– 0	–

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$337,946
Accumulated capital and other losses	(29,123,439	)(a)
Unrealized appreciation/(depreciation)	61,540,309	(b)

Total accumulated earnings/(deficit)	$32,754,816	(c)

(a)	As of August 31, 2020, the Fund had a net capital loss carryforward of $28,482,558. As of August 31, 2020, the cumulative deferred loss on straddles was $640,881.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had a net short-term capital loss carryforward of $28,482,558, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s consolidated net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.65	$ 14.78		$ 14.71		$ 13.85		$ 13.49

Income From Investment Operations

Net investment income(a)(b)	.19	.21		.20		.44		.38

Net realized and unrealized gain on investment transactions	.07 (c)	.66		.05		.85		.29

Contributions from Affiliates	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital Contributions	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.26	.87		.25		1.29		.67

Less: Dividends and Distributions

Dividends from net investment income	(.34)	– 0	–	(.18)		(.43)		(.31)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	– 0	–	(.18)		(.43)		(.31)

Net asset value, end of period	$ 15.44	$ 15.65		$ 14.78		$ 14.71		$ 13.85

Total Return

Total investment return based on net asset value(e)*	1.44%	5.88%		1.79%		9.61%		5.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$530,168	$578,919		$620,635		$688,485		$684,917

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.03%	.96%		.84%		.83%		.86%

Expenses, before waivers/reimbursements(f)‡	1.04%	1.03%		1.03%		.97%		.94%

Net investment income(b)	1.23%	1.45%		1.38%		3.14%		2.89%

Portfolio turnover rate	76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.38	$ 14.64		$ 14.53		$ 13.68		$ 13.32

Income From Investment Operations

Net investment income(a)(b)	.08	.10		.09		.38		.29

Net realized and unrealized gain on investment transactions	.05 (c)	.64		.06		.79		.27

Contributions from Affiliates	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital Contributions	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.13	.74		.15		1.17		.56

Less: Dividends and Distributions

Dividends from net investment income	(.18)	– 0	–	(.04)		(.32)		(.20)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	– 0	–	(.04)		(.32)		(.20)

Net asset value, end of period	$ 15.20	$ 15.38		$ 14.64		$ 14.53		$ 13.68

Total Return

Total investment return based on net asset value(e)*	.67%	5.05%		1.01%		8.84%		4.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,156	$37,609		$61,466		$102,696		$198,792

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.79%	1.71%		1.58%		1.59%		1.61%

Expenses, before waivers/reimbursements(f)‡	1.80%	1.78%		1.78%		1.71%		1.69%

Net investment income(b)	.52%	.71%		.63%		2.73%		2.17%

Portfolio turnover rate	76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.81	$ 14.90		$ 14.80		$ 13.93		$ 13.58

Income From Investment Operations

Net investment income(a)(b)	.23	.25		.24		.48		.42

Net realized and unrealized gain on investment transactions	.07 (c)	.66		.07		.86		.28

Contributions from Affiliates	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital Contributions	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.30	.91		.31		1.34		.70

Less: Dividends and Distributions

Dividends from net investment income	(.38)	– 0	–	(.21)		(.47)		(.35)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)	– 0	–	(.21)		(.47)		(.35)

Net asset value, end of period	$ 15.60	$ 15.81		$ 14.90		$ 14.80		$ 13.93

Total Return

Total investment return based on net asset value(e)*	1.68%	6.17%		2.02%		9.99%		5.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,493	$82,885		$82,258		$90,911		$88,863

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.78%	.71%		.59%		.59%		.61%

Expenses, before waivers/reimbursements(f)‡	.79%	.78%		.78%		.72%		.69%

Net investment income(b)	1.48%	1.70%		1.63%		3.40%		3.16%

Portfolio turnover rate	76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.48	$ 14.69		$ 14.63		$ 13.77		$ 13.39

Income From Investment Operations

Net investment income(a)(b)	.13	.15		.14		.38		.36

Net realized and unrealized gain on investment transactions	.06 (c)	.64		.06		.85		.25

Contributions from Affiliates	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital Contributions	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.19	.79		.20		1.23		.61

Less: Dividends and Distributions

Dividends from net investment income	(.25)	– 0	–	(.14)		(.37)		(.23)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	– 0	–	(.14)		(.37)		(.23)

Net asset value, end of period	$ 15.29	$ 15.48		$ 14.69		$ 14.63		$ 13.77

Total Return

Total investment return based on net asset value(e)*	1.05%	5.45%		1.34%		9.17%		4.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,087	$4,124		$4,414		$6,196		$6,381

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.44%	1.38%		1.25%		1.25%		1.27%

Expenses, before waivers/reimbursements(f)‡	1.45%	1.44%		1.44%		1.38%		1.35%

Net investment income(b)	.86%	1.04%		.97%		2.69%		2.70%

Portfolio turnover rate	76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.58	$ 14.73		$ 14.66		$ 13.80		$ 13.44

Income From Investment Operations

Net investment income(a)(b)	.17	.20		.19		.41		.38

Net realized and unrealized gain on investment transactions	.07 (c)	.65		.06		.86		.28

Contributions from Affiliates	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital Contributions	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.24	.85		.25		1.27		.66

Less: Dividends and Distributions

Dividends from net investment income	(.32)	– 0	–	(.18)		(.41)		(.30)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	– 0	–	(.18)		(.41)		(.30)

Net asset value, end of period	$ 15.37	$ 15.58		$ 14.73		$ 14.66		$ 13.80

Total Return

Total investment return based on net asset value(e)*	1.35%	5.84%		1.60%		9.56%		5.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,395	$10,298		$15,032		$23,344		$27,129

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.13%	1.06%		.94%		.94%		.95%

Expenses, before waivers/reimbursements(f)‡	1.14%	1.13%		1.13%		1.07%		1.03%

Net investment income(b)	1.15%	1.36%		1.28%		2.95%		2.85%

Portfolio turnover rate	76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.97	$ 15.05		$ 14.76		$ 13.89		$ 13.54

Income From Investment Operations

Net investment income(a)(b)	.22	.25		.24		.47		.42

Net realized and unrealized gain on investment transactions	.07 (c)	.67		.05		.87		.27

Contributions from Affiliates	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital Contributions	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.29	.92		.29		1.34		.69

Less: Dividends and Distributions

Dividends from net investment income	(.37)	– 0	–	– 0	–	(.47)		(.34)

Distributions from net realized gain on investment transactions	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.50)	– 0	–	– 0	–	(.47)		(.34)

Net asset value, end of period	$ 15.76	$ 15.97		$ 15.05		$ 14.76		$ 13.89

Total Return

Total investment return based on net asset value(e)*	1.64%	6.18%		1.97%		9.92%		5.28%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$271	$254		$230		$214		$11,299

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.80%	.74%		.62%		.61%		.63%

Expenses, before waivers/reimbursements(f)‡	.82%	.80%		.81%		.74%		.71%

Net investment income(b)	1.44%	1.68%		1.60%		3.33%		3.14%

Portfolio turnover rate.	76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.02%	.07%		.20%		.31%		.31%
See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .01%, .07%, .19% and .13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

†	Consolidated (see Note A).

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB All Market Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Total Return Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights (consolidated for 2017, 2018, 2019 and 2020) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its financial highlights (consolidated for 2017, 2018, 2019, and 2020) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2020. For individual shareholders, the Fund designates 68.36% of dividends paid as qualified dividend income. For corporate shareholders, 43.65% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 20.82% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi- Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations	77	None
	and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Alexander Barenboym 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 64	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency

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transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed

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with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors

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believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 157

NOTES

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NOTES

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NOTES

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AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0820

AUG    08.31.20

ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

ANNUAL REPORT

October 8, 2020

This report provides management’s discussion of fund performance for AB Conservative Wealth Strategy for the annual reporting period ended August 31, 2020.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2020 (unaudited)

	6 Months	12 Months

AB CONSERVATIVE WEALTH STRATEGY

Class A Shares	1.64%	1.77%

Class C Shares	1.32%	0.97%

Advisor Class Shares[1]	1.80%	2.02%

Class R Shares[1]	1.48%	1.36%

Class K Shares[1]	1.56%	1.58%

Class I Shares[1]	1.78%	2.02%

Primary Benchmark: Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.18%	3.28%

MSCI ACWI (net)	15.22%	16.52%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2020.

All share classes of the Fund underperformed the primary benchmark and the MSCI ACWI (net) for the 12-month period, before sales charges. Overall allocation to diversifiers and equities detracted from absolute performance, while fixed-income assets contributed. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related derivatives, real estate-related securities and inflation-linked securities. Security selection within equities and fixed income also detracted, while selection within diversifiers contributed.

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During the six-month period, all share classes of the Fund outperformed the primary benchmark, but underperformed the MSCI ACWI (net), before sales charges. Overall asset class allocation was negative, led by allocation to diversifiers. Security selection within diversifiers contributed to performance, while selection within equities and fixed income detracted.

The Fund utilized derivatives for hedging and investment purposes. For both periods, futures, forwards, written options, variance swaps, inflation swaps, interest rate swaps, credit default swaps and total return swaps detracted from returns on an absolute basis, while purchased options and written swaptions contributed.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets, led by a strong US rally, recorded positive returns for the 12-month period ended August 31, 2020. US equities erased losses from March when the COVID-19 pandemic triggered a decline from all-time highs as global economies were shuttered amid stay-at-home mandates. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. Despite the widespread rebound, headwinds from a resurgence of US-China tensions, persistently high rates of COVID-19 cases in many countries and an unprecedented contraction of economic growth threatened to temper the acceleration of economic activity. In the US, growth stocks consistently outperformed value stocks in all categories. Small-cap stocks continued to rally, outperforming large-caps at times; however, overall, large-cap stocks have performed significantly better.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade and high-yield corporate bonds led gains as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign and local bonds also ended the period with positive returns. The US dollar fell against all major developed-market currencies and was mixed against emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) uses a global, multi-asset strategy focusing on moderate growth and defensively managing market volatility. The Team’s dedicated multi-asset investment professionals utilize a rigorous quantitative research toolset in collaboration with fundamental expertise across all regions and markets.

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INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities. Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical

(continued on next page)

4 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor. In order to gain exposure to real estate-related securities, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio, an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

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DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2010 TO 8/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/2010 to 8/31/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.77%	-2.57%

5 Years	3.62%	2.73%

10 Years	4.05%	3.60%

CLASS C SHARES

1 Year	0.97%	-0.01%

5 Years	2.84%	2.84%

10 Years	3.28%	3.28%

ADVISOR CLASS SHARES[1]

1 Year	2.02%	2.02%

5 Years	3.89%	3.89%

10 Years	4.33%	4.33%

CLASS R SHARES[1]

1 Year	1.36%	1.36%

5 Years	3.21%	3.21%

10 Years	3.65%	3.65%

CLASS K SHARES[1]

1 Year	1.58%	1.58%

5 Years	3.52%	3.52%

10 Years	3.96%	3.96%

CLASS I SHARES[1]

1 Year	2.02%	2.02%

5 Years	3.85%	3.85%

10 Years	4.30%	4.30%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.18%, 1.17%, 1.83%, 1.52% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.25%, 2.00%, 1.00%, 1.66%, 1.35% and 1.06% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.40%

5 Years	2.67%

10 Years	3.10%

CLASS C SHARES

1 Year	-1.86%

5 Years	2.78%

10 Years	2.79%

ADVISOR CLASS SHARES[1]

1 Year	0.08%

5 Years	3.82%

10 Years	3.84%

CLASS R SHARES[1]

1 Year	-0.58%

5 Years	3.13%

10 Years	3.15%

CLASS K SHARES[1]

1 Year	-0.29%

5 Years	3.45%

10 Years	3.47%

CLASS I SHARES[1]

1 Year	0.10%

5 Years	3.78%

10 Years	3.80%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,016.40	$6.03	1.19%	$6.84	1.35%
Hypothetical**	$1,000	$1,019.15	$6.04	1.19%	$6.85	1.35%
Class C
Actual	$1,000	$1,013.20	$9.82	1.94%	$10.63	2.10%
Hypothetical**	$1,000	$1,015.38	$9.83	1.94%	$10.63	2.10%
Advisor Class
Actual	$1,000	$1,018.00	$4.77	0.94%	$5.58	1.10%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%	$5.58	1.10%
Class R
Actual	$1,000	$1,014.80	$7.95	1.57%	$8.76	1.73%
Hypothetical**	$1,000	$1,017.24	$7.96	1.57%	$8.77	1.73%
Class K
Actual	$1,000	$1,015.60	$6.54	1.29%	$7.35	1.45%
Hypothetical**	$1,000	$1,018.65	$6.55	1.29%	$7.35	1.45%
Class I
Actual	$1,000	$1,017.80	$4.82	0.95%	$5.63	1.11%
Hypothetical**	$1,000	$1,020.36	$4.82	0.95%	$5.63	1.11%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

PORTFOLIO SUMMARY

August 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $155.5

1

All data are as of August 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.3% weightings in the following security types: Corporates–Non-Investment Grade, Local Governments–Provincial Bonds, Local Governments–Regional Bonds and Supranationals.

14 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 44.3%
Information Technology – 11.5%
Communications Equipment – 0.4%
Acacia Communications, Inc.(a)	5,787	$390,507
Accton Technology Corp.	4,000	31,899
Motorola Solutions, Inc.	580	89,755
Telefonaktiebolaget LM Ericsson – Class B	3,894	45,403

		557,564

Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp. – Class A	9,406	1,032,779
Arrow Electronics, Inc.(a)	180	14,141
CDW Corp./DE	5,984	680,081
Fitbit, Inc. – Class A(a)	36,070	229,405
Ingenico Group SA(b)	2,390	408,078
IPG Photonics Corp.(a)	757	122,430
LG Innotek Co., Ltd.	274	33,336
Synnex Technology International Corp.	11,000	16,374

		2,536,624

Internet Software & Services – 0.2%
Grubhub, Inc.(a)	5,354	387,362

IT Services – 3.2%
Afterpay Ltd.(a)	183	12,347
Amadeus IT Group SA – Class A	1,660	93,254
Atos SE(a)	390	33,801
Automatic Data Processing, Inc.	7,254	1,008,959
Booz Allen Hamilton Holding Corp.	2,346	206,589
Capgemini SE	1,065	147,735
Cognizant Technology Solutions Corp. – Class A	8,721	583,086
EPAM Systems, Inc.(a)	100	32,710
Fidelity National Information Services, Inc.	1,150	173,477
International Business Machines Corp.	590	72,753
Mastercard, Inc. – Class A	5,051	1,809,217
Paychex, Inc.	1,690	129,234
PayPal Holdings, Inc.(a)	40	8,166
Shopify, Inc. – Class A(a)	70	74,770
Visa, Inc. – Class A	2,574	545,662

		4,931,760

Semiconductors & Semiconductor Equipment – 0.9%
Applied Materials, Inc.	304	18,727
ASML Holding NV	210	78,478
Intel Corp.	1,643	83,711
KLA Corp.	150	30,771
Maxim Integrated Products, Inc.	5,650	386,686

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Novatek Microelectronics Corp.	7,000	$57,271
NVIDIA Corp.	20	10,700
QUALCOMM, Inc.	690	82,179
Realtek Semiconductor Corp.	4,000	51,828
STMicroelectronics NV	1,980	59,885
Taiwan Semiconductor Manufacturing Co., Ltd.	1,000	14,575
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,480	117,290
Texas Instruments, Inc.	1,922	273,212
Xilinx, Inc.	1,856	193,321

		1,458,634

Software – 4.1%
Adobe, Inc.(a)	192	98,571
Cadence Design Systems, Inc.(a)	90	9,982
Check Point Software Technologies Ltd.(a)	1,920	242,419
Citrix Systems, Inc.	1,930	280,236
Constellation Software, Inc./Canada	211	244,266
Fair Isaac Corp.(a)	130	54,703
Microsoft Corp.	14,679	3,310,555
Nice Ltd.(a)	955	219,280
NortonLifeLock, Inc.	2,418	56,871
Nuance Communications, Inc.(a)	3,380	101,265
Oracle Corp.	7,297	417,534
Oracle Corp. Japan	2,200	257,827
SAP SE	2,158	356,814
ServiceNow, Inc.(a)	152	73,267
Synopsys, Inc.(a)	280	61,964
Trend Micro, Inc./Japan	6,600	408,442
VMware, Inc. – Class A(a)	1,095	158,162

		6,352,158

Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.	7,808	1,007,544
Hewlett Packard Enterprise Co.	4,950	47,866
Logitech International SA	1,140	84,434
Pegatron Corp.	26,000	55,304
Samsung Electronics Co., Ltd.	9,289	421,778
Wiwynn Corp.	2,000	53,350

		1,670,276

		17,894,378

Health Care – 7.6%
Biotechnology – 0.3%
AbbVie, Inc.	670	64,166
Amgen, Inc.	256	64,850

16 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chongqing Zhifei Biological Products Co., Ltd. – Class A	1,800	$35,464
Momenta Pharmaceuticals, Inc.(a)	5,632	293,821
Vertex Pharmaceuticals, Inc.(a)	22	6,141
Zai Lab Ltd. (ADR)(a)	360	28,573

		493,015

Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	11,777	1,289,228
AK Medical Holdings Ltd.(b)(c)	15,660	39,919
Avantor, Inc.(a)	1,840	41,529
Cochlear Ltd.(b)	128	18,088
Fisher & Paykel Healthcare Corp., Ltd.	2,405	59,564
Hologic, Inc.(a)	880	52,554
Koninklijke Philips NV	10,206	482,959
Medtronic PLC	4,860	522,305
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	24,000	55,922
Varian Medical Systems, Inc.(a)	2,176	377,906
Wright Medical Group NV(a)(b)	13,699	414,121

		3,354,095

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	546	52,978
Anthem, Inc.	3,383	952,383
Centene Corp.(a)	960	58,867
Galenica AG(c)	1,090	78,266
Henry Schein, Inc.(a)	3,608	239,716
Humana, Inc.	115	47,745
Molina Healthcare, Inc.(a)	290	53,641
Principia Biopharma, Inc.(a)	1,977	197,720
UnitedHealth Group, Inc.	956	298,797

		1,980,113

Health Care Technology – 0.3%
Cerner Corp.	811	59,503
Livongo Health, Inc.(a)	2,943	404,074

		463,577

Life Sciences Tools & Services – 1.1%
Agilent Technologies, Inc.	42	4,218
Bio-Rad Laboratories, Inc. – Class A(a)	114	57,979
Eurofins Scientific SE(a)	20	16,093
IQVIA Holdings, Inc.(a)	9,086	1,487,833
PerkinElmer, Inc.	490	57,683
Sartorius Stedim Biotech	155	55,454

		1,679,260

Pharmaceuticals – 2.4%
Astellas Pharma, Inc.	6,600	103,542

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

AstraZeneca PLC	620	$68,820
Bristol-Myers Squibb Co.	1,110	69,042
Eli Lilly & Co.	530	78,647
GlaxoSmithKline PLC	8,990	175,604
Johnson & Johnson	2,929	449,338
Livzon Pharmaceutical Group, Inc. – Class A	6,400	49,887
Merck & Co., Inc.	3,348	285,484
Novo Nordisk A/S – Class B	3,990	263,792
Pfizer, Inc.	2,470	93,341
Progenic Pharmaceuticals, Inc.(d)(e)	24,977	– 0	–
Roche Holding AG	2,095	732,871
Sanofi	3,266	330,809
Shandong Buchang Pharmaceuticals Co., Ltd. –Class A	11,300	45,699
Zoetis, Inc.	6,402	1,024,960

		3,771,836

		11,741,896

Consumer Discretionary – 6.1%
Auto Components – 0.7%
Aptiv PLC	8,188	705,151
Delphi Technologies PLC(a)	15,144	263,051
Faurecia SE(a)	1,396	61,122

		1,029,324

Automobiles – 0.3%
BAIC Motor Corp., Ltd.(c)	52,500	25,164
Fiat Chrysler Automobiles NV	34,403	381,303
Tesla, Inc.(a)	25	12,458

		418,925

Diversified Consumer Services – 0.3%
China Yuhua Education Corp. Ltd.(c)	35,250	33,792
Service Corp. International/US	10,422	475,764
TAL Education Group (ADR)(a)	653	48,198

		557,754

Hotels, Restaurants & Leisure – 0.7%
Aristocrat Leisure Ltd.	10,430	217,279
Compass Group PLC	11,902	192,597
La Francaise des Jeux SAEM(c)	1,460	53,996
McDonald’s Corp.	610	130,247
NetEnt AB(a)	31,494	303,476
Starbucks Corp.	1,263	106,686
Transat AT, Inc.(a)(b)	14,103	56,548

		1,060,829

Household Durables – 0.1%
Electrolux AB – Class B	390	8,467
Persimmon PLC	1,640	56,987

18 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Whirlpool Corp.	320	$56,870

		122,324

Internet & Direct Marketing Retail – 1.3%
Alibaba Group Holding Ltd. (ADR)(a)	1,047	300,520
Amazon.com, Inc.(a)	221	762,662
eBay, Inc.	1,100	60,258
JD.com, Inc. (ADR)(a)	694	54,576
Naspers Ltd. – Class N	2,651	483,370
Prosus NV(a)	2,594	260,002
Zalando SE(a)(c)	660	57,822

		1,979,210

Leisure Products – 0.0%
Polaris, Inc.	540	54,562

Multiline Retail – 0.2%
Dollar General Corp.	1,670	337,139
Next PLC	715	57,291

		394,430

Specialty Retail – 1.8%
AutoZone, Inc.(a)	240	287,114
GrandVision NV(a)(c)	10,979	314,874
Home Depot, Inc. (The)	1,540	438,962
Lowe’s Cos., Inc.	160	26,350
O’Reilly Automotive, Inc.(a)	130	60,532
Tiffany & Co.	2,887	353,658
TJX Cos., Inc. (The)	14,877	815,111
Ulta Beauty, Inc.(a)	1,842	427,676
Zhongsheng Group Holdings Ltd.	3,000	18,709

		2,742,986

Textiles, Apparel & Luxury Goods – 0.7%
adidas AG(a)	350	106,504
Deckers Outdoor Corp.(a)	640	130,477
NIKE, Inc. – Class B	6,693	748,879
Pandora A/S	796	58,105

		1,043,965

		9,404,309

Financials – 4.9%
Banks – 0.9%
Absa Group Ltd.	4,230	19,159
Bank Leumi Le-Israel BM	23,640	120,956
China Minsheng Banking Corp., Ltd. – Class H	62,500	38,045
Danske Bank A/S	3,670	56,786
DBS Group Holdings Ltd.	21,000	321,824
FinecoBank Banca Fineco SpA	3,780	57,224
ING Groep NV	7,820	63,827

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JPMorgan Chase & Co.	603	$60,415
Jyske Bank A/S(a)(b)	7,448	221,904
Mebuki Financial Group, Inc.	21,400	51,880
Royal Bank of Canada	1,760	134,029
Signature Bank/New York NY	600	58,218
Wells Fargo & Co.	9,059	218,775

		1,423,042

Capital Markets – 2.4%
Ameriprise Financial, Inc.	370	58,016
BlackRock, Inc. – Class A	170	101,012
Charles Schwab Corp. (The)	22,176	787,914
China Cinda Asset Management Co., Ltd. – Class H	32,000	6,105
CME Group, Inc. – Class A	1,791	314,983
E*TRADE Financial Corp.	7,956	430,420
FactSet Research Systems, Inc.	157	55,013
Goldman Sachs Group, Inc. (The)	806	165,125
Hong Kong Exchanges & Clearing Ltd.	800	40,336
Julius Baer Group Ltd.	11,068	530,673
Moody’s Corp.	530	156,159
Partners Group Holding AG	206	209,854
S&P Global, Inc.	560	205,195
Singapore Exchange Ltd.	44,300	280,133
TD Ameritrade Holding Corp.	8,879	340,776

		3,681,714

Diversified Financial Services – 0.6%
Berkshire Hathaway, Inc. – Class B(a)	2,464	537,251
Far East Horizon Ltd.	67,000	59,294
Groupe Bruxelles Lambert SA	1,664	153,544
Jefferies Financial Group, Inc.	3,108	54,514
Kinnevik AB – Class B	1,480	57,406
M&G PLC	24,681	57,037

		919,046

Insurance – 1.0%
Admiral Group PLC	2,730	95,254
Athene Holding Ltd. – Class A(a)	980	35,829
Aviva PLC	6,010	22,652
CNP Assurances	3,760	50,411
iA Financial Corp., Inc.	1,379	49,637
Japan Post Insurance Co., Ltd.	3,400	54,333
Legal & General Group PLC	3,764	10,819
MetLife, Inc.	790	30,383
National General Holdings Corp.	8,388	285,611
PICC Property & Casualty Co., Ltd. – Class H	112,000	86,369
Principal Financial Group, Inc.	787	33,141
Progressive Corp. (The)	1,045	99,317

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

RenaissanceRe Holdings Ltd.	810	$148,829
Sampo Oyj – Class A	4,140	166,774
Willis Towers Watson PLC	1,997	410,444
Zurich Insurance Group AG	206	76,168

		1,655,971

		7,679,773

Industrials – 4.5%
Aerospace & Defense – 0.2%
AVIC Electromechanical Systems Co., Ltd.	10,800	16,237
AVIC Shenyang Aircraft Co., Ltd. – Class A	500	4,308
L3Harris Technologies, Inc.	1,350	243,999

		264,544

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	1,250	122,875
SG Holdings Co., Ltd.	2,200	101,240
United Parcel Service, Inc. – Class B	480	78,538
Yamato Holdings Co., Ltd.	900	23,540
ZTO Express Cayman, Inc. (ADR)	1,780	59,683

		385,876

Building Products – 0.8%
Allegion PLC	5,383	556,548
Carrier Global Corp.	1,100	32,835
Masco Corp.	2,470	144,001
Otis Worldwide Corp.	8,455	531,820

		1,265,204

Commercial Services & Supplies – 1.3%
A-Living Services Co., Ltd. – Class H(c)	750	3,865
Advanced Disposal Services, Inc.(a)	11,993	361,349
Secom Co., Ltd.	6,300	596,216
Stericycle, Inc.(a)	16,523	1,059,289

		2,020,719

Electrical Equipment – 0.1%
Acuity Brands, Inc.	510	55,738
Prysmian SpA	2,210	61,762
Vestas Wind Systems A/S	401	60,628
Vivint Solar, Inc.(a)	1,069	33,011

		211,139

Industrial Conglomerates – 0.3%
3M Co.	2,923	476,507

Machinery – 0.3%
Dover Corp.	2,269	249,227
IHI Corp.	3,600	53,277
Mitsubishi Heavy Industries Ltd.	2,200	54,618

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Snap-on, Inc.	390	$57,825
Techtronic Industries Co., Ltd.	4,500	56,989

		471,936

Professional Services – 1.2%
Experian PLC	4,120	153,934
Intertrust NV	4,550	81,662
RELX PLC	19,254	432,927
Verisk Analytics, Inc. – Class A	5,110	953,884
Wolters Kluwer NV	2,830	232,154

		1,854,561

Trading Companies & Distributors – 0.0%
BMC Stock Holdings, Inc.(a)	103	4,112

		6,954,598

Communication Services – 4.3%
Diversified Telecommunication Services – 0.5%
Comcast Corp. – Class A	10,668	478,033
HKT Trust & HKT Ltd. – Class SS	92,000	131,461
Nippon Telegraph & Telephone Corp.	6,900	157,014
United Internet AG	430	21,165
Verizon Communications, Inc.	111	6,579

		794,252

Entertainment – 0.5%
Activision Blizzard, Inc.	1,400	116,928
Electronic Arts, Inc.(a)	1,340	186,889
G-bits Network Technology Xiamen Co., Ltd. –Class A	200	18,054
NCSoft Corp.	17	11,794
Netflix, Inc.(a)	180	95,321
Nintendo Co., Ltd.	500	269,154
Take-Two Interactive Software, Inc.(a)	20	3,424
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. – Class A	8,600	57,097

		758,661

Interactive Media & Services – 2.8%
Alphabet, Inc. – Class A(a)	83	135,251
Alphabet, Inc. – Class C(a)	1,244	2,032,919
Auto Trader Group PLC	31,540	235,789
Facebook, Inc. – Class A(a)	6,176	1,810,804
Meet Group, Inc. (The)(a)	18,102	114,043
Tencent Holdings Ltd.	400	27,327

		4,356,133

Wireless Telecommunication Services – 0.5%
China Mobile Ltd.	32,000	223,933
Globe Telecom, Inc.	430	18,501

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SoftBank Group Corp.	9,100	$562,892

		805,326

		6,714,372

Consumer Staples – 2.4%
Beverages – 0.4%
Asahi Group Holdings Ltd.	5,100	178,238
Coca-Cola Co. (The)	4,492	222,489
PepsiCo, Inc.	1,240	173,675

		574,402

Food & Staples Retailing – 0.5%
J Sainsbury PLC	2,490	6,118
Koninklijke Ahold Delhaize NV	10,790	324,626
Kroger Co. (The)	1,670	59,585
Walmart, Inc.	2,920	405,442

		795,771

Food Products – 0.7%
a2 Milk Co., Ltd. (The)(a)	1,640	20,468
CJ CheilJedang Corp.	20	6,841
Danone SA	4,388	288,540
Heilongjiang Agriculture Co., Ltd.	18,500	54,359
Henan Shuanghui Investment & Development Co., Ltd. – Class A	6,700	62,039
Ingredion, Inc.	558	44,886
Morinaga & Co., Ltd./Japan	2,600	95,287
Nestle SA	2,450	295,095
Salmar ASA	4,370	236,425
Tingyi Cayman Islands Holding Corp.	28,000	52,547

		1,156,487

Household Products – 0.4%
Procter & Gamble Co. (The)	4,176	577,666

Personal Products – 0.0%
Unilever PLC	1,140	67,399

Tobacco – 0.4%
British American Tobacco PLC	3,300	111,227
Philip Morris International, Inc.	2,591	206,736
Swedish Match AB	3,760	285,571

		603,534

		3,775,259

Materials – 1.3%
Chemicals – 1.0%
Clariant AG	2,350	49,070
International Flavors & Fragrances, Inc.	10,905	1,349,930
Kumho Petrochemical Co., Ltd.	440	37,135

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lomon Billions Group Co., Ltd. – Class A	3,700	$12,664
Orbia Advance Corp. SAB de CV	2,460	3,953
RPM International, Inc.	665	56,372
Sumitomo Chemical Co., Ltd.	6,600	21,406
Umicore SA	1,070	49,113

		1,579,643

Construction Materials – 0.0%
China National Building Material Co., Ltd. – Class H	10,000	14,036

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	730	25,850

Metals & Mining – 0.2%
BHP Group PLC	970	22,079
Evraz PLC	2,143	9,168
Fortescue Metals Group Ltd.	4,453	56,916
Kinross Gold Corp.(a)	2,150	19,088
Kumba Iron Ore Ltd.	1,800	56,385
Southern Copper Corp.	1,200	57,720
Steel Dynamics, Inc.	2,020	59,631
Yamana Gold, Inc.	9,290	57,548

		338,535

Paper & Forest Products – 0.1%
Mondi PLC	4,983	98,047

		2,056,111

Utilities – 0.7%
Electric Utilities – 0.5%
American Electric Power Co., Inc.	2,880	227,030
EDP – Energias de Portugal SA	26,463	134,527
Enel SpA	29,910	270,841
NextEra Energy, Inc.	600	167,502
NRG Energy, Inc.	430	14,796

		814,696

Gas Utilities – 0.1%
AltaGas Ltd.(b)	1,056	13,658
Tokyo Gas Co., Ltd.	3,800	84,613

		98,271

Multi-Utilities – 0.1%
Ameren Corp.	2,330	184,326
Sempra Energy	480	59,352

		243,678

		1,156,645

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 0.5%
Equity Real Estate Investment Trusts (REITs) – 0.2%
Nippon Building Fund, Inc.	29	$174,627
Stockland	6,540	19,070
Taubman Centers, Inc.	3,292	126,084
VICI Properties, Inc.	1,880	41,999

		361,780

Real Estate Management & Development – 0.3%
CBRE Group, Inc. – Class A(a)	4,345	204,345
Tokyu Fudosan Holdings Corp.	6,500	27,875
Vonovia SE	1,970	140,985

		373,205

		734,985

Energy – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Canadian Natural Resources Ltd.	810	15,972
Exxon Mobil Corp.	90	3,595
LUKOIL PJSC (Sponsored ADR)	2,381	160,075
Marathon Petroleum Corp.	5,691	201,803
Noble Energy, Inc.	11,510	114,524
Parkland Corp./Canada(b)	1,262	35,770
Royal Dutch Shell PLC – Class B	9,150	128,729
Valero Energy Corp.	540	28,398
Yanzhou Coal Mining Co., Ltd. – Class H	48,000	36,902

		725,768

Total Common Stocks (cost $55,192,776)		68,838,094

INVESTMENT COMPANIES – 25.0%
Funds and Investment Trusts – 25.0%(f)
AB All Market Real Return Portfolio – Class Z(g)	2,355,651	19,080,776
AB High Income Fund, Inc. – Class Z(g)	2,253,559	17,239,725
Financial Select Sector SPDR Fund(b)	8,313	208,324
iShares Core U.S. Aggregate Bond ETF	5,212	616,944
iShares iBoxx High Yield Corporate Bond ETF	2,374	201,861
iShares JP Morgan USD Emerging Markets Bond ETF	1,090	123,802
iShares MSCI ACWI ETF	1,566	128,960
iShares MSCI Global Min Vol Factor ETF	3,900	362,934
iShares US Technology ETF(b)	1,484	473,663
ROBO Global Robotics and Automation Index ETF(b)	5,944	287,095
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	4,449	140,144

Total Investment Companies (cost $40,758,308)		38,864,228

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 9.9%
Australia – 0.7%
Australia Government Bond Series 144 3.75%, 04/21/2037(c)	AUD	275	$271,207
Series 145 2.75%, 06/21/2035(c)		321	282,075
Series 150 3.00%, 03/21/2047(c)		605	556,055

			1,109,337

Austria – 0.5%
Republic of Austria Government Bond 0.50%, 02/20/2029(c)	EUR	359	457,926
1.20%, 10/20/2025(c)		285	371,037

			828,963

Belgium – 0.1%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(c)		95	145,058

Canada – 0.2%
Canadian Government Bond 1.25%, 06/01/2030	CAD	475	385,153

China – 1.0%
China Government Bond Series 1916 3.12%, 12/05/2026	CNY	7,590	1,108,508
Series INBK 3.39%, 03/16/2050		2,860	390,770

			1,499,278

Finland – 0.4%
Finland Government Bond 0.50%, 09/15/2027-09/15/2028(c)	EUR	477	608,359

France – 0.1%
French Republic Government Bond OAT 1.50%, 05/25/2050(c)		95	142,067

Germany – 0.2%
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/2050(c)		45	52,725
Series 3 4.75%, 07/04/2034(c)		110	224,958

			277,683

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ireland – 0.2%
Ireland Government Bond 1.00%, 05/15/2026(c)	EUR	194	$250,460

Italy – 1.4%
Italy Buoni Poliennali Del Tesoro 0.35%, 02/01/2025(c)		102	121,391
1.75%, 07/01/2024(c)		115	144,735
1.85%, 05/15/2024-07/01/2025(c)		940	1,190,243
2.45%, 09/01/2033(c)		220	296,746
3.25%, 09/01/2046(c)		14	21,029
3.85%, 09/01/2049(c)		121	201,730
Series CAC 2.45%, 09/01/2050(c)		146	189,544

			2,165,418

Japan – 1.8%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	101,550	964,234
Series 359 0.10%, 06/20/2030		75,050	712,392
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		13,700	126,529
Series 63 0.40%, 06/20/2049		3,550	31,812
Series 65 0.40%, 12/20/2049		39,650	354,134
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		27,400	304,149
Series 171 0.30%, 12/20/2039		26,000	240,357

			2,733,607

Malaysia – 0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	670	184,990

Mexico – 0.0%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	1,065	54,358

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Korea – 0.4%
Korea Treasury Bond Series 2503 1.50%, 03/10/2025	KRW	820,400	$698,943

Spain – 0.4%
Spain Government Bond 1.20%, 10/31/2040(c)	EUR	165	204,647
1.25%, 10/31/2030(c)		140	181,060
2.35%, 07/30/2033(c)		168	244,238
4.20%, 01/31/2037(c)		40	73,059

			703,004

United Kingdom – 1.1%
United Kingdom Gilt 0.625%, 10/22/2050(c)	GBP	105	130,280
1.50%, 07/22/2047(c)		31	47,511
1.75%, 09/07/2037-01/22/2049(c)		918	1,459,949

			1,637,740

United States – 1.3%
U.S. Treasury Bonds 2.375%, 11/15/2049	U.S.$	415	507,467
3.00%, 02/15/2049(h)		795	1,087,908
4.625%, 02/15/2040		165	265,238
U.S. Treasury Notes 2.25%, 02/15/2027		105	117,173

			1,977,786

Total Governments – Treasuries (cost $14,680,287)			15,402,204

CORPORATES – INVESTMENT GRADE – 6.2%
Industrial – 3.4%
Basic – 0.3%
Anglo American Capital PLC 1.625%, 09/18/2025(c)	EUR	100	124,896
Glencore Funding LLC 1.625%, 09/01/2025(c)	U.S.$	35	34,939
4.00%, 03/27/2027(c)		62	68,024
SABIC Capital II BV 4.00%, 10/10/2023(c)		200	214,638

			442,497

Capital Goods – 0.1%
General Electric Co. 3.45%, 05/01/2027		72	76,043

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

John Deere Cash Management SA 1.375%, 04/02/2024(c)	EUR	100	$125,685
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	U.S.$	16	17,415

			219,143

Communications - Media – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		4	4,581
5.375%, 05/01/2047		65	78,090
Comcast Corp. 0.75%, 02/20/2032	EUR	165	198,419
4.60%, 08/15/2045	U.S.$	45	58,787
ViacomCBS, Inc. 3.375%, 02/15/2028		28	30,817
3.70%, 06/01/2028		12	13,217
4.95%, 01/15/2031		5	5,970
5.50%, 05/15/2033		40	47,365

			437,246

Communications - Telecommunications – 0.2%
AT&T, Inc. 1.60%, 05/19/2028	EUR	105	132,707
4.55%, 03/09/2049	U.S.$	60	71,003
Bell Canada, Inc. 4.70%, 09/11/2023	CAD	52	43,881
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	75	122,023

			369,614

Consumer Cyclical - Automotive – 0.5%
American Honda Finance Corp. 1.95%, 10/18/2024	EUR	100	127,737
BMW US Capital LLC 3.90%, 04/09/2025(c)	U.S.$	55	61,793
Daimler International Finance BV 0.25%, 11/06/2023(c)	EUR	80	94,971
General Motors Financial Co., Inc. 2.20%, 04/01/2024(c)		100	122,614
5.10%, 01/17/2024	U.S.$	41	45,045
Harley-Davidson Financial Services, Inc. 4.05%, 02/04/2022(c)		230	238,538
Volkswagen Leasing GmbH 2.625%, 01/15/2024(c)	EUR	60	76,135

			766,833

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.20%, 08/08/2024	U.S.$	115	$116,747
3.50%, 08/18/2026		44	44,894

			161,641

Consumer Cyclical - Restaurants – 0.0%
Starbucks Corp. 4.45%, 08/15/2049		50	60,575

Consumer Cyclical - Retailers – 0.0%
Ralph Lauren Corp. 2.95%, 06/15/2030		45	46,673

Consumer Non-Cyclical – 0.8%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	140	188,604
4.80%, 02/14/2029	U.S.$	20	23,918
Amgen, Inc. 4.663%, 06/15/2051		65	85,804
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		45	60,483
BAT Capital Corp. 4.906%, 04/02/2030		25	29,781
BAT Netherlands Finance BV 3.125%, 04/07/2028(c)	EUR	100	136,266
Baxter International, Inc. 0.40%, 05/15/2024		125	151,278
DH Europe Finance II SARL 0.45%, 03/18/2028		170	201,667
Gilead Sciences, Inc. 4.80%, 04/01/2044	U.S.$	45	60,146
Medtronic Global Holdings SCA 1.125%, 03/07/2027	EUR	120	151,370
Royalty Pharma PLC 1.75%, 09/02/2027(c)	U.S.$	9	9,004
Takeda Pharmaceutical Co., Ltd. 0.75%, 07/09/2027	EUR	110	133,618

			1,231,939

Energy – 0.3%
BP Capital Markets PLC 1.573%, 02/16/2027(c)		100	128,008
Energy Transfer Operating LP 4.20%, 04/15/2027	U.S.$	18	18,806
5.50%, 06/01/2027		120	133,934
Husky Energy, Inc. 4.40%, 04/15/2029		115	122,325

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	U.S.$	9	$8,949
3.60%, 11/01/2024		50	52,120
4.50%, 12/15/2026		6	6,501
Valero Energy Corp. 6.625%, 06/15/2037		20	26,942

			497,585

Technology – 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 01/15/2027		54	59,840
Broadcom, Inc. 4.11%, 09/15/2028		25	28,075
4.25%, 04/15/2026		23	26,099
Fidelity National Information Services, Inc. 0.625%, 12/03/2025	EUR	100	121,570
1.00%, 12/03/2028		100	122,188
Fiserv, Inc. 1.125%, 07/01/2027		105	129,421
International Business Machines Corp. 0.875%, 01/31/2025		165	204,832
Leidos, Inc. 4.375%, 05/15/2030(c)	U.S.$	53	62,174
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(c)		5	5,332
3.15%, 05/01/2027(c)		18	19,665
3.875%, 06/18/2026(c)		27	30,443
Oracle Corp. 3.85%, 04/01/2060		44	51,030
QUALCOMM, Inc. 4.80%, 05/20/2045(b)		45	61,292

			921,961

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025		87	94,748

Transportation - Services – 0.1%
Heathrow Funding Ltd. 6.75%, 12/03/2026(c)	GBP	60	100,571

			5,351,026

Financial Institutions – 2.5%
Banking – 1.6%
AIB Group PLC 4.263%, 04/10/2025(c)	U.S.$	200	216,800

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander SA 3.25%, 04/04/2026(c)	EUR	100	$131,708
Bank of America Corp. 1.379%, 02/07/2025(c)		105	130,415
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(i)	U.S.$	28	30,395
BNP Paribas SA 2.219%, 06/09/2026(c)		200	208,724
Capital One Financial Corp. 1.65%, 06/12/2029	EUR	140	170,223
Citigroup, Inc. 1.50%, 07/24/2026(c)		110	137,438
4.45%, 09/29/2027	U.S.$	60	69,669
Credit Suisse Group AG 2.193%, 06/05/2026(c)		250	258,805
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(c)	EUR	125	153,602
ING Groep NV 3.00%, 02/18/2026(c)	GBP	100	145,991
JPMorgan Chase & Co. 1.09%, 03/11/2027(c)	EUR	100	123,163
Mitsubishi UFJ Financial Group, Inc. 0.872%, 09/07/2024(c)		100	122,722
Morgan Stanley Series G 1.375%, 10/27/2026		100	126,687
Santander Holdings USA, Inc. 4.40%, 07/13/2027	U.S.$	32	35,639
UniCredit SpA 3.75%, 04/12/2022(b)(c)		200	206,870
US Bancorp Series J 5.30%, 04/15/2027(i)		46	49,923
Wells Fargo & Co. 0.625%, 08/14/2030(c)	EUR	125	142,983

			2,461,757

Brokerage – 0.1%
SURA Asset Management SA 4.875%, 04/17/2024(c)	U.S.$	107	116,761

Finance – 0.1%
Synchrony Financial 3.95%, 12/01/2027		15	15,842
4.50%, 07/23/2025		93	101,553

			117,395

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.7%
Alleghany Corp. 3.625%, 05/15/2030	U.S.$	79	$88,771
Aon PLC 2.875%, 05/14/2026	EUR	135	181,633
Chubb INA Holdings, Inc. 0.875%, 06/15/2027		125	153,181
1.55%, 03/15/2028		100	128,140
CNP Assurances 4.50%, 06/10/2047(c)		100	140,833
Credit Agricole Assurances SA 4.25%, 01/13/2025(c)(i)		100	131,567
Massachusetts Mutual Life Insurance Co. 3.375%, 04/15/2050(c)	U.S.$	23	23,899
3.729%, 10/15/2070(c)		33	35,312
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		41	66,857
Prudential Financial, Inc. 5.625%, 06/15/2043		98	105,126
Swiss Re America Holding Corp. 7.00%, 02/15/2026		77	98,708
UnitedHealth Group, Inc. 4.75%, 07/15/2045		40	54,477

			1,208,504

			3,904,417

Utility – 0.3%
Electric – 0.1%
Enel Finance International NV 2.65%, 09/10/2024(c)		200	211,474

Other Utility – 0.2%
Severn Trent Utilities Finance PLC 3.625%, 01/16/2026(c)	GBP	150	229,426

			440,900

Total Corporates – Investment Grade (cost $8,989,782)			9,696,343

MORTGAGE PASS-THROUGHS – 2.8%
Agency Fixed Rate 30-Year – 2.6%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-10/01/2049	U.S.$	332	357,197
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 07/01/2035		24	27,936
Series 2018 4.00%, 12/01/2048		139	150,254

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2004 5.50%, 04/01/2034	U.S.$	3	$3,059
Series 2018 3.50%, 03/01/2048-04/01/2048		874	941,261
4.00%, 09/01/2048		335	363,224
4.50%, 09/01/2048		228	250,529
Series 2020 2.50%, 07/01/2050		208	226,405
Government National Mortgage Association Series 2020 3.00%, 09/01/2050, TBA		224	235,882
Uniform Mortgage-Backed Security Series 2020 2.50%, 09/01/2050, TBA		950	999,875
4.50%, 09/01/2050, TBA		129	139,320
5.00%, 09/01/2050, TBA		280	306,862

			4,001,804

Other Agency Fixed Rate Programs – 0.2%
Canadian Mortgage Pools 6.125%, 12/15/2024	CAD	262	235,871

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2011 3.247% (LIBOR 12 Month + 1.76%), 05/01/2038(j)	U.S.$	28	29,660
Federal National Mortgage Association Series 2003 3.843% (LIBOR 12 Month + 1.81%), 12/01/2033(j)		19	20,101

			49,761

Total Mortgage Pass-Throughs (cost $4,135,956)			4,287,436

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
China – 0.7%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	2,100	330,340
Series 2003 3.23%, 01/10/2025		5,020	722,235

			1,052,575

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.2%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027(c)	U.S.$	200	$218,250

Mexico – 0.0%
Petroleos Mexicanos 6.75%, 09/21/2047		75	62,336

Total Quasi-Sovereigns (cost $1,324,542)			1,333,161

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Floating Rate CMBS – 0.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.162% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(j)		100	94,263
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.162% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(j)		105	100,405
Colony Mortgage Capital Ltd. Series 2019-IKPR, Class C 1.838% (LIBOR 1 Month + 1.68%), 11/15/2038(c)(j)		131	117,557
Great Wolf Trust Series 2019-WOLF, Class C 1.795% (LIBOR 1 Month + 1.63%), 12/15/2036(c)(j)		210	193,300
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class C 1.862% (LIBOR 1 Month + 1.70%), 08/15/2032(c)(j)		160	147,357
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.662% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(j)		105	103,699

			756,581

Non-Agency Fixed Rate CMBS – 0.2%
Commercial Mortgage Trust Series 2014-UBS4, Class C 4.801%, 08/10/2047		135	133,261

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(c)	U.S.$	40	$40,378
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)		134	132,091

			305,730

Total Commercial Mortgage-Backed Securities (cost $1,120,334)			1,062,311

INFLATION-LINKED SECURITIES – 0.6%
Japan – 0.4%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	74,215	702,106

United States – 0.2%
U.S. Treasury Inflation Index 2.125%, 02/15/2040 (TIPS)	U.S.$	197	304,833

Total Inflation-Linked Securities (cost $996,327)			1,006,939

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Risk Share Floating Rate – 0.5%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.525% (LIBOR 1 Month + 1.35%), 08/25/2028(c)(j)		34	34,086
Connecticut Avenue Securities Trust Series 2020-R02, Class 2M1 0.925% (LIBOR 1 Month + 0.75%), 01/25/2040(c)(j)		42	42,241
Eagle RE Ltd. Series 2018-1, Class M1 1.875% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(j)		60	59,240
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.375% (LIBOR 1 Month + 2.20%), 02/25/2024(j)		41	41,171
Series 2017-DNA2, Class M1 1.375% (LIBOR 1 Month + 1.20%), 10/25/2029(j)		43	43,287

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.075% (LIBOR 1 Month + 4.90%), 11/25/2024(j)	U.S.$	87	$89,300
Series 2014-C04, Class 2M2 5.175% (LIBOR 1 Month + 5.00%), 11/25/2024(j)		66	67,712
Series 2015-C01, Class 2M2 4.725% (LIBOR 1 Month + 4.55%), 02/25/2025(j)		15	15,054
Series 2016-C01, Class 2M2 7.125% (LIBOR 1 Month + 6.95%), 08/25/2028(j)		26	27,186
Series 2016-C02, Class 1M2 6.175% (LIBOR 1 Month + 6.00%), 09/25/2028(j)		32	33,824
Series 2016-C06, Class 1M2 4.425% (LIBOR 1 Month + 4.25%), 04/25/2029(j)		186	190,609
Series 2017-C01, Class 1M2 3.725% (LIBOR 1 Month + 3.55%), 07/25/2029(j)		68	69,570
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.17% (LIBOR 1 Month + 2.00%), 03/27/2024(j)(k)		119	104,806

			818,086

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.712%, 05/28/2035		33	30,190

Total Collateralized Mortgage Obligations (cost $873,911)			848,276

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 2.072% (LIBOR 3 Month + 1.80%), 07/21/2031(c)(j)		250	242,158
Neuberger Berman Loan Advisers CLO Ltd. Series 2018-29A, Class B1 1.972% (LIBOR 3 Month + 1.70%), 10/19/2031(c)(j)		250	247,862

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TIAA CLO I Ltd. Series 2016-1A, Class AR 1.472% (LIBOR 3 Month + 1.20%), 07/20/2031(c)(j)	U.S.$	250	$246,804

Total Collateralized Loan Obligations (cost $748,400)			736,824

COVERED BONDS – 0.4%
BPCE SFH SA 0.375%, 02/21/2024(c)	EUR	100	122,475
Caisse Francaise de Financement Local Series 06 0.20%, 04/27/2023(c)		100	121,229
Danske Bank A/S 0.125%, 02/14/2022(c)		120	144,354
Nationwide Building Society 4.375%, 02/28/2022(c)		150	191,706
UBS AG/London 4.00%, 04/08/2022(c)		84	107,240

Total Covered Bonds (cost $636,354)			687,004

ASSET-BACKED SECURITIES – 0.4%
Autos - Fixed Rate – 0.3%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class C 4.95%, 03/20/2025(c)	U.S.$	120	125,008
Flagship Credit Auto Trust Series 2018-3, Class D 4.15%, 12/16/2024(c)		78	81,084
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(c)		73	73,278
Series 2019-1A, Class B 4.10%, 03/25/2023(c)		165	164,974

			444,344

Other ABS - Fixed Rate – 0.1%
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(c)		85	89,602
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(c)		7	7,165
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(c)		115	118,332

			215,099

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.30% (LIBOR 1 Month + 1.13%), 12/25/2032(j)	U.S.$	9	$8,576

Total Asset-Backed Securities (cost $650,554)			668,019

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Chile – 0.1%
Chile Government International Bond 1.625%, 01/30/2025	EUR	120	151,257

France – 0.2%
Dexia Credit Local SA 0.25%, 06/01/2023(c)		300	364,023

Peru – 0.1%
Peruvian Government International Bond 2.392%, 01/23/2026	U.S.$	86	90,558

Total Governments – Sovereign Bonds (cost $563,607)			605,838

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.3%
Canada – 0.3%
Province of Ontario Canada 6.50%, 03/08/2029 (cost $455,055)	CAD	445	483,483

SUPRANATIONALS – 0.1%
Supranational – 0.1%
European Investment Bank 4.75%, 08/07/2024(c) (cost $87,972)	AUD	114	97,832

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Sweden – 0.1%
Kommuninvest I Sverige AB Series 2410 1.00%, 10/02/2024(c) (cost $78,059)	SEK	710	84,894

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Consumer Cyclical - Entertainment – 0.0%
Carnival PLC 1.00%, 10/28/2029 (cost $116,617)	EUR	105	$69,658

		Shares
SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.08%(f)(g)(l) (cost $6,037,885)		6,037,885	6,037,885

Total Investments Before Security Lending Collateral for Securities Loaned – 97.0% (cost $137,446,726)			150,810,429

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.08%(f)(g)(l) (cost $1,820,691)		1,820,691	1,820,691

Total Investments – 98.2% (cost $139,267,417)			152,631,120
Other assets less liabilities – 1.8%			2,884,819

Net Assets – 100.0%			$155,515,939

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	9	September 2020	$776,275	$(456)
10 Yr Australian Bond Futures	13	September 2020	1,413,950	(8,055)
10 Yr Canadian Bond Futures	10	December 2020	1,157,205	(3,313)
Euro-BTP Futures	49	September 2020	8,549,507	386,398
Euro-Schatz Futures	4	September 2020	534,692	(243)
FTSE 100 Index Futures	5	September 2020	398,452	(2,874)
FTSE/JSE Top 40 Futures	9	September 2020	271,265	(5,505)
Hang Seng Index Futures	5	September 2020	808,850	(12,925)

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Long Gilt Futures	39	December 2020	$7,038,510	$(59,235)
MSCI Emerging Markets Futures	83	September 2020	4,566,660	288,031
MSCI Singapore Index ETS Futures	27	September 2020	577,785	(5,316)
MSCI Taiwan Index Futures	16	September 2020	785,760	(11,717)
Russell 2000 E-Mini Futures	26	September 2020	2,029,690	269,809
S&P Mid 400 E-Mini Futures	12	September 2020	2,310,960	190,233
TOPIX Index Futures	3	September 2020	457,726	13,576
U.S. T-Note 5 Yr (CBT) Futures	66	December 2020	8,318,062	10,744
U.S. T-Note 10 Yr (CBT) Futures	8	December 2020	1,114,000	(1,113)
U.S. Ultra Bond (CBT) Futures	51	December 2020	11,266,219	(165,841)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	19	September 2020	2,718,104	8,964
E-Mini Russell 1000 Futures	13	September 2020	1,265,030	(186,052)
Euro Buxl 30 Yr Bond Futures	5	September 2020	1,294,308	(26,737)
Euro STOXX 50 Futures	12	September 2020	467,555	(7,874)
Euro-BOBL Futures	2	September 2020	321,321	1,024
Euro-Bund Futures	59	September 2020	12,360,769	(57,397)
MSCI EAFE Futures	32	September 2020	3,040,160	(144,876)
OMXS30 Index Futures	41	September 2020	836,609	2,915
S&P 500 E-Mini Futures	119	September 2020	20,818,455	(2,815,186)
S&P/TSX 60 Index Futures	1	September 2020	151,646	(7,898)
SGX Nifty 50 Futures	41	September 2020	931,971	11,569
SPI 200 Futures	5	September 2020	555,928	(7,350)
U.S. 10 Yr Ultra Futures	3	December 2020	478,313	160
U.S. Long Bond (CBT) Futures	1	December 2020	175,719	1,959

				$(2,344,581)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	533	USD	78	10/21/2020	$24
Bank of America, NA	KRW	835,085	USD	704	11/10/2020	172
Bank of America, NA	RUB	11,757	USD	164	09/14/2020	5,791
Bank of America, NA	USD	743	CAD	982	10/09/2020	9,785
Bank of America, NA	USD	92	CLP	72,119	09/17/2020	755
Bank of America, NA	USD	340	KRW	403,997	11/10/2020	(83)
Barclays Bank PLC	IDR	1,425,877	USD	96	10/15/2020	(1,628)
Barclays Bank PLC	TWD	26,817	USD	920	10/19/2020	3,598
Barclays Bank PLC	CNY	3,238	USD	458	10/19/2020	(12,706)
Barclays Bank PLC	GBP	434	USD	569	09/16/2020	(11,891)
Barclays Bank PLC	USD	902	EUR	760	09/16/2020	4,850
Barclays Bank PLC	USD	187	MYR	783	10/27/2020	1,130
Barclays Bank PLC	USD	375	CNY	2,620	11/18/2020	5,492
Barclays Bank PLC	USD	654	CNY	4,513	10/21/2020	2,814
Barclays Bank PLC	USD	270	THB	8,524	10/27/2020	3,830
Barclays Bank PLC	USD	118	RUB	8,726	09/14/2020	(403)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	466	TWD	13,539	10/19/2020	$(3,783)
BNP Paribas SA	USD	278	CNY	1,938	10/21/2020	3,608
Citibank, NA	COP	613,737	USD	163	09/17/2020	(1,351)
Citibank, NA	CNY	20,046	USD	2,869	10/21/2020	(47,911)
Citibank, NA	PEN	323	USD	92	09/17/2020	568
Citibank, NA	USD	850	CHF	767	11/19/2020	(165)
Citibank, NA	USD	94	RUB	6,889	09/14/2020	(1,228)
Citibank, NA	USD	369	CLP	289,305	09/17/2020	2,688
Citibank, NA	USD	275	COP	1,006,133	09/17/2020	(6,765)
Credit Suisse International	SEK	4,480	USD	510	09/16/2020	(7,843)
Credit Suisse International	CNY	3,144	USD	450	10/19/2020	(7,480)
Credit Suisse International	USD	909	CNY	6,381	10/19/2020	19,683
Deutsche Bank AG	PEN	838	USD	238	09/17/2020	1,735
Deutsche Bank AG	PEN	499	USD	140	09/17/2020	(1,161)
Deutsche Bank AG	USD	91	PEN	323	09/17/2020	(221)
Deutsche Bank AG	USD	510	CAD	673	09/16/2020	6,370
Goldman Sachs Bank USA	CLP	295,146	USD	378	09/17/2020	(1,926)
Goldman Sachs Bank USA	PHP	30,692	USD	623	11/10/2020	(7,521)
Goldman Sachs Bank USA	CZK	18,105	USD	812	10/22/2020	(10,260)
Goldman Sachs Bank USA	INR	13,929	USD	185	10/15/2020	(3,951)
Goldman Sachs Bank USA	BRL	3,935	USD	751	09/02/2020	32,471
Goldman Sachs Bank USA	CHF	1,650	USD	1,821	09/16/2020	(5,699)
Goldman Sachs Bank USA	AUD	1,316	USD	947	09/16/2020	(23,220)
Goldman Sachs Bank USA	MYR	781	USD	184	10/27/2020	(3,767)
Goldman Sachs Bank USA	USD	726	BRL	3,935	09/02/2020	(8,207)
Goldman Sachs Bank USA	USD	584	NZD	893	09/16/2020	17,247
Goldman Sachs Bank USA	USD	370	MYR	1,569	10/27/2020	7,570
Goldman Sachs Bank USA	USD	1,118	INR	84,888	10/15/2020	34,322
Goldman Sachs Bank USA	USD	620	MXN	14,054	10/08/2020	19,042
Goldman Sachs Bank USA	USD	820	RUB	58,465	09/14/2020	(32,236)
Goldman Sachs Bank USA	USD	104	CLP	79,842	09/17/2020	(1,555)
HSBC Bank USA	HKD	20,963	USD	2,704	10/21/2020	508
HSBC Bank USA	EUR	8,441	USD	9,924	10/15/2020	(158,695)
HSBC Bank USA	BRL	3,198	USD	585	09/02/2020	768
HSBC Bank USA	BRL	3,198	USD	575	10/02/2020	(8,282)
HSBC Bank USA	USD	839	EUR	714	10/15/2020	13,420
HSBC Bank USA	USD	575	BRL	3,198	09/02/2020	8,246
JPMorgan Chase Bank, NA	COP	334,632	USD	91	09/17/2020	1,551
JPMorgan Chase Bank, NA	INR	13,507	USD	179	10/15/2020	(4,044)
JPMorgan Chase Bank, NA	NOK	6,549	USD	739	09/16/2020	(10,823)
JPMorgan Chase Bank, NA	EUR	1,045	USD	1,188	09/14/2020	(59,255)
JPMorgan Chase Bank, NA	CAD	1,645	USD	1,227	10/09/2020	(34,602)
JPMorgan Chase Bank, NA	USD	1,152	CAD	1,523	09/16/2020	15,728
JPMorgan Chase Bank, NA	USD	972	SEK	8,451	09/16/2020	4,960
JPMorgan Chase Bank, NA	USD	103	CLP	78,128	09/17/2020	(2,834)
JPMorgan Chase Bank, NA	USD	965	IDR	14,295,843	10/15/2020	10,942
Morgan Stanley Capital Services, Inc.	COP	338,029	USD	92	09/17/2020	1,392
Morgan Stanley Capital Services, Inc.	JPY	401,128	USD	3,802	10/08/2020	13,354
Morgan Stanley Capital Services, Inc.	RUB	6,889	USD	93	09/14/2020	725

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	PEN	1,321	USD	374	09/17/2020	$1,548
Morgan Stanley Capital Services, Inc.	GBP	496	USD	630	09/14/2020	(32,928)
Morgan Stanley Capital Services, Inc.	USD	188	CLP	146,742	09/17/2020	548
Natwest Markets PLC	CLP	801,312	USD	1,032	09/17/2020	1,015
Natwest Markets PLC	COP	671,068	USD	183	09/17/2020	4,281
Natwest Markets PLC	USD	330	TWD	9,698	11/10/2020	2,275
Natwest Markets PLC	USD	188	CLP	149,955	09/17/2020	4,546
Standard Chartered Bank	KRW	226,966	USD	192	11/10/2020	622
State Street Bank & Trust Co.	HUF	94,455	USD	321	10/22/2020	4,059
State Street Bank & Trust Co.	JPY	93,526	USD	887	10/08/2020	3,170
State Street Bank & Trust Co.	JPY	103,376	USD	972	10/08/2020	(4,262)
State Street Bank & Trust Co.	NOK	19,979	USD	2,162	10/16/2020	(125,945)
State Street Bank & Trust Co.	THB	8,669	USD	274	10/27/2020	(4,047)
State Street Bank & Trust Co.	CZK	4,093	USD	184	10/22/2020	(1,508)
State Street Bank & Trust Co.	ZAR	3,232	USD	186	09/03/2020	(4,207)
State Street Bank & Trust Co.	ILS	3,092	USD	909	11/12/2020	(13,451)
State Street Bank & Trust Co.	SEK	10,835	USD	1,225	10/16/2020	(28,601)
State Street Bank & Trust Co.	SEK	1,608	USD	186	09/16/2020	495
State Street Bank & Trust Co.	NOK	1,605	USD	185	09/16/2020	793
State Street Bank & Trust Co.	ZAR	1,549	USD	93	09/03/2020	1,775
State Street Bank & Trust Co.	GBP	2,142	USD	2,737	09/18/2020	(126,403)
State Street Bank & Trust Co.	MXN	1,232	USD	54	10/08/2020	(1,673)
State Street Bank & Trust Co.	AUD	2,780	USD	1,996	10/29/2020	(55,137)
State Street Bank & Trust Co.	CHF	834	USD	917	11/19/2020	(7,246)
State Street Bank & Trust Co.	PLN	1,020	USD	274	10/22/2020	(3,123)
State Street Bank & Trust Co.	SEK	2,597	USD	280	09/14/2020	(20,194)
State Street Bank & Trust Co.	AUD	543	USD	401	09/16/2020	803
State Street Bank & Trust Co.	AUD	439	USD	315	09/16/2020	(8,892)
State Street Bank & Trust Co.	NZD	1,087	USD	714	10/27/2020	(17,768)
State Street Bank & Trust Co.	CAD	1,027	USD	779	10/09/2020	(8,625)
State Street Bank & Trust Co.	CNY	331	USD	47	10/21/2020	(780)
State Street Bank & Trust Co.	EUR	932	USD	1,100	10/15/2020	(12,785)
State Street Bank & Trust Co.	EUR	479	USD	566	09/18/2020	(5,345)
State Street Bank & Trust Co.	GBP	224	USD	300	09/16/2020	321
State Street Bank & Trust Co.	EUR	217	USD	257	09/16/2020	(2,511)
State Street Bank & Trust Co.	SEK	519	USD	60	12/11/2020	(311)
State Street Bank & Trust Co.	EUR	160	USD	188	10/16/2020	(2,669)
State Street Bank & Trust Co.	EUR	103	USD	124	10/15/2020	10
State Street Bank & Trust Co.	CAD	98	USD	73	09/14/2020	(2,157)
State Street Bank & Trust Co.	EUR	533	USD	594	09/14/2020	(41,501)
State Street Bank & Trust Co.	EUR	103	USD	122	12/11/2020	(947)
State Street Bank & Trust Co.	EUR	21	USD	25	12/11/2020	67
State Street Bank & Trust Co.	USD	1,224	EUR	1,037	10/15/2020	14,692
State Street Bank & Trust Co.	USD	834	EUR	717	09/14/2020	21,684
State Street Bank & Trust Co.	USD	12	CAD	17	09/14/2020	542
State Street Bank & Trust Co.	USD	118	CHF	107	11/19/2020	468
State Street Bank & Trust Co.	USD	786	GBP	602	09/18/2020	18,822
State Street Bank & Trust Co.	USD	307	AUD	426	10/29/2020	7,041
State Street Bank & Trust Co.	USD	1,253	CAD	1,663	10/09/2020	21,620

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	GBP	435	EUR	478	09/18/2020	$(9,739)
State Street Bank & Trust Co.	USD	56	SEK	496	09/14/2020	959
State Street Bank & Trust Co.	USD	715	NZD	1,086	10/27/2020	16,234
State Street Bank & Trust Co.	USD	631	GBP	496	09/14/2020	32,000
State Street Bank & Trust Co.	USD	148	CAD	193	09/16/2020	(57)
State Street Bank & Trust Co.	NZD	283	AUD	260	10/29/2020	1,327
State Street Bank & Trust Co.	USD	201	NZD	307	09/16/2020	6,307
State Street Bank & Trust Co.	USD	235	NZD	348	09/16/2020	(623)
State Street Bank & Trust Co.	USD	427	CHF	384	09/16/2020	(1,641)
State Street Bank & Trust Co.	USD	60	CNY	418	10/21/2020	323
State Street Bank & Trust Co.	USD	1,649	SEK	14,915	10/16/2020	76,118
State Street Bank & Trust Co.	USD	2,524	NOK	22,891	10/16/2020	97,349
State Street Bank & Trust Co.	USD	377	PLN	1,405	10/22/2020	4,881
State Street Bank & Trust Co.	USD	558	SGD	764	10/27/2020	3,196
State Street Bank & Trust Co.	USD	177	SEK	1,529	10/16/2020	(98)
State Street Bank & Trust Co.	USD	361	ZAR	6,012	09/03/2020	(6,392)
State Street Bank & Trust Co.	USD	520	ZAR	9,072	09/03/2020	14,641
State Street Bank & Trust Co.	SEK	1,661	EUR	160	10/16/2020	(1,001)
State Street Bank & Trust Co.	USD	304	MXN	6,880	10/08/2020	9,341
State Street Bank & Trust Co.	USD	481	CZK	10,712	10/22/2020	6,116
State Street Bank & Trust Co.	USD	470	JPY	49,997	10/08/2020	1,971
State Street Bank & Trust Co.	USD	616	JPY	64,980	10/08/2020	(1,710)
State Street Bank & Trust Co.	USD	163	JPY	17,295	09/16/2020	464
State Street Bank & Trust Co.	HUF	56,558	EUR	162	10/22/2020	3,617
State Street Bank & Trust Co.	USD	514	HUF	151,013	10/22/2020	(7,038)
UBS AG	TWD	9,698	USD	330	11/10/2020	(1,862)
UBS AG	BRL	737	USD	136	09/02/2020	1,723
UBS AG	USD	135	BRL	737	09/02/2020	(177)
UBS AG	USD	93	TWD	2,699	10/19/2020	(946)

						$(402,893)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call – IRS Swaption	6 Month EURIBOR	Bank of America, NA	0.12%	09/28/2020	EUR	240	$6,197	$(6,513)
Call – IRS Swaption	6 Month LIBOR	JPMorgan Chase Bank, NA	0.58	09/21/2020	GBP	240	5,755	(2,609)

							$11,952	$(9,122)

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Australia Series 33, 5 Year Index, 06/20/2025*	(1.00)%	Quarterly	0.64%	USD	264	$(4,940)	$(2,369)	$(2,571)

Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.76	USD	11,880	75,442	86,544	(11,102)
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	265	4,885	1,997	2,888
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	920	16,949	729	16,220
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	940	17,328	3,218	14,110
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.65	USD	1,980	36,498	(28,435)	64,933
iTraxxx Europe Series 27, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.20	EUR	5,600	111,409	54,369	57,040
iTraxxx Europe Series 29, 5 Year Index, 06/20/2023*	1.00	Quarterly	0.36	EUR	240	5,786	3,652	2,134
iTraxxx Europe Series 31, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.54	EUR	830	23,714	(6,019)	29,733

						$287,071	$113,686	$173,385

*	Termination date

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,500	06/04/2022	3 Month LIBOR	0.248%	Quarterly/ Semi-Annual	$986	$—	$986
CAD	1,960	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	78,481	1	78,480
CNY	6,550	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/ Quarterly	(6,480)	—	(6,480)
CNY	19,495	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/ Quarterly	(13,306)	—	(13,306)
CNY	19,785	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/ Quarterly	(10,707)	—	(10,707)
SEK	2,340	03/30/2030	3 Month STIBOR	0.519%	Quarterly/ Annual	3,980	—	3,980
SEK	1,770	04/16/2030	3 Month STIBOR	0.476%	Quarterly/ Annual	2,101	—	2,101
CHF	380	05/05/2030	6 Month LIBOR	(0.335)%	Semi-Annual/ Annual	(3,733)	—	(3,733)
CHF	680	06/02/2030	6 Month LIBOR	(0.337)%	Semi-Annual/ Annual	(7,094)	—	(7,094)
USD	700	06/04/2030	0.671%	3 Month LIBOR	Semi-Annual/ Quarterly	1,033	—	1,033
SEK	650	06/23/2030	3 Month STIBOR	0.354%	Quarterly/ Annual	(267)	—	(267)
SEK	9,780	07/02/2030	3 Month STIBOR	0.287%	Quarterly/ Annual	(11,662)	—	(11,662)
NOK	5,770	07/10/2030	6 Month NIBOR	0.900%	Semi-Annual/ Annual	(10,310)	—	(10,310)
CHF	210	08/03/2030	6 Month LIBOR	(0.382)%	Semi-Annual/ Annual	(3,471)	—	(3,471)
NOK	9,350	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/ Annual	(25,028)	—	(25,028)
CHF	790	08/11/2030	6 Month LIBOR	(0.343)%	Semi-Annual/ Annual	(10,010)	—	(10,010)
NZD	1,290	08/27/2030	0.565%	3 Month BKBM	Semi-Annual/ Quarterly	3,527	—	3,527

						$(11,960)	$1	$(11,961)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	8.23%	USD	271	$(30,207)	$(5,041)	$(25,166)

*	Termination date

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	15,560	07/18/2022	1.937%	CPI	#	Maturity	$(170,406)	$—	$(170,406)
Citibank, NA	USD	2,880	06/08/2025	1.242%	CPI	#	Maturity	82,617	—	82,617
Goldman Sachs International	USD	1,230	01/18/2023	2.206%	CPI	#	Maturity	(35,643)	—	(35,643)

								$(123,432)	$—	$(123,432)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABCOVL	LIBOR Plus 0.02%	Quarterly	USD	145	08/16/2021	$220
MSCI China A Net Return Index USD	LIBOR Minus 7.35%	Quarterly	USD	4,480	12/15/2020	1,006,082
Citibank, NA
CGABROEB	LIBOR Plus 0.20%	Quarterly	USD	362	05/17/2021	9,007
CGABROEB	LIBOR Plus 0.20%	Quarterly	USD	239	05/17/2021	5,948
CGABROEB	LIBOR Plus 0.20%	Quarterly	USD	183	05/17/2021	4,562
Goldman Sachs & Co.
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	14	01/05/2021	105
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	10	01/05/2021	87
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	7	01/05/2021	54
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	17	01/05/2021	41
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	4	01/05/2021	38
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	4	01/05/2021	33
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	3	01/05/2021	23
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	3	01/05/2021	22
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	1	01/05/2021	13
Highland Gold Mining, Ltd.	LIBOR Plus 0.35%	Monthly	GBP	33	01/05/2021	(28)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
JPQABEUV	EURIBOR Plus 0.15%	Quarterly	EUR	241		06/15/2021	$8,367
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	– 0 –	Monthly	KRW	194		09/10/2020	(7,730)
Sunrise Communications Group AG	LIBOR	Monthly	CHF	100		01/27/2021	(649)
Sunrise Communications Group AG	LIBOR	Monthly	CHF	64		01/27/2021	(759)
Sunrise Communications Group AG	LIBOR	Monthly	CHF	130		01/27/2021	(1,644)

Pay Total Return on Reference Obligation
Goldman Sachs & Co.
Analog Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	416		01/05/2021	(498)
Builders FirstSource, Inc.	LIBOR Minus 0.29%	Monthly	USD	4		01/05/2021	(99)
Charles Schwab Corp. (The)	LIBOR Minus 0.30%	Monthly	USD	342		01/05/2021	(22,996)
Sunrun, Inc.	LIBOR Minus 0.28%	Monthly	USD	2		01/05/2021	(317)
Sunrun, Inc.	LIBOR Minus 0.30%	Monthly	USD	32		01/05/2021	(5,594)
Teladoc Health, Inc.	LIBOR Minus 0.28%	Monthly	USD	21		01/05/2021	(2,116)
Teladoc Health, Inc.	LIBOR Minus 0.28%	Monthly	USD	10		01/05/2021	(1,162)
Teladoc Health, Inc.	LIBOR Plus 0.35%	Monthly	USD	266		01/05/2021	(3,832)
Teladoc Health, Inc.	LIBOR Minus 0.28%	Monthly	USD	79		01/05/2021	(8,446)
JPMorgan Chase Bank, NA
Borgwarner, Inc.	LIBOR Minus 0.30%	Annual	USD	0	**	08/12/2022	(32)
Borgwarner, Inc.	LIBOR Minus 0.30%	Annual	USD	0	**	08/12/2022	(45)
Borgwarner, Inc.	LIBOR Minus 1.58%	Annual	USD	19		08/12/2022	(4,242)
Borgwarner, Inc.	LIBOR Minus 0.30%	Annual	USD	88		08/12/2022	(12,592)
Borgwarner, Inc.	LIBOR Minus 0.31%	Annual	USD	157		08/12/2022	(17,845)
JPQABHYS	LIBOR Minus 0.14%	Quarterly	USD	87		05/17/2021	1,538
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	9		08/12/2022	(667)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	12		08/12/2022	(794)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	69		08/12/2022	(2,780)

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	29		08/12/2022	$(7,150)
Morgan Stanley	LIBOR Minus 0.32%	Annual	USD	41		08/12/2022	(8,648)
Morgan Stanley	LIBOR Minus 0.30%	Annual	USD	275		08/12/2022	10,885
Peugeot SA	EURIBOR Minus 0.20%	Annual	EUR	47		08/12/2022	17,306
Peugeot SA	EURIBOR Minus 0.20%	Annual	EUR	50		08/12/2022	17,124
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	26		08/12/2022	549
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	21		08/12/2022	360
Peugeot SA	EURIBOR	Annual	EUR	13		08/12/2022	194
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	0	**	08/12/2022	28
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	1		08/12/2022	(204)
Peugeot SA	EURIBOR	Annual	EUR	2		08/12/2022	(206)
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	7		08/12/2022	(1,532)
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	21		08/12/2022	(1,861)
Peugeot SA	EURIBOR	Annual	EUR	49		08/12/2022	(4,200)
Peugeot SA	EURIBOR	Annual	EUR	27		08/12/2022	(5,231)
Peugeot SA	EURIBOR Minus 0.30%	Annual	EUR	75		08/12/2022	(17,588)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	41		08/12/2022	283
Wordline SA/France	EURIBOR	Monthly	EUR	23		08/12/2022	205
Wordline SA/France	EURIBOR	Annual	EUR	1		08/12/2022	(20)
Wordline SA/France	EURIBOR	Monthly	EUR	1		08/12/2022	(42)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	5		08/12/2022	(117)
Wordline SA/France	EURIBOR	Monthly	EUR	3		08/12/2022	(152)
Wordline SA/France	EURIBOR	Monthly	EUR	3		08/12/2022	(201)
Wordline SA/France	EURIBOR Minus 0.30%	Monthly	EUR	24		08/12/2022	(327)
Wordline SA/France	EURIBOR Minus 0.30%	Monthly	EUR	12		08/12/2022	(329)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	2		08/12/2022	(334)
Wordline SA/France	EURIBOR	Annual	EUR	3		08/12/2022	(569)
Wordline SA/France	EURIBOR	Annual	EUR	7		08/12/2022	(1,193)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	36		08/12/2022	(7,217)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Wordline SA/France	EURIBOR Minus 0.30%	Annual	EUR	40		08/12/2022	$(7,577)
Wordline SA/France	EURIBOR Minus 0.20%	Annual	EUR	143		08/12/2022	(14,527)
Morgan Stanley Capital Services LLC
AON PLC	LIBOR Minus 0.25%	Monthly	USD	11		01/27/2021	(1,722)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	31		01/27/2021	(2,625)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	15		01/27/2021	(2,749)
AON PLC	LIBOR Minus 0.30%	Monthly	USD	14		01/27/2021	(3,022)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	19		01/27/2021	(3,209)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	47		01/27/2021	(5,320)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	49		01/27/2021	(8,412)
AON PLC	LIBOR Minus 1.10%	Monthly	USD	90		01/27/2021	(19,564)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	155		01/27/2021	(27,782)
Chevron Corp.	LIBOR Minus 0.28%	Monthly	USD	63		01/27/2021	2,801
Chevron Corp.	LIBOR Minus 0.28%	Monthly	USD	37		01/27/2021	1,285
Chevron Corp.	LIBOR Minus 0.29%	Monthly	USD	15		01/27/2021	171
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	41		01/27/2021	2,629
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	6		01/27/2021	305
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	1		01/27/2021	29
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	0	**	01/27/2021	6
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	2		01/27/2021	(12)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	1		01/27/2021	(68)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	1		01/27/2021	(165)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	12		01/27/2021	(286)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	26		01/27/2021	(344)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	9		01/27/2021	(499)

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	5	01/27/2021	$(570)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	8	01/27/2021	(642)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	34	01/27/2021	(3,730)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	39	01/27/2021	(3,884)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	43	01/27/2021	(6,113)
Evolution Gaming Group	STIBOR Minus 0.40%	Monthly	SEK	81	01/27/2021	(9,493)
iBovespa Futures	1.00%	Monthly	BRL	146	10/14/2020	5,140
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	35	01/27/2021	2,363
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	37	01/27/2021	2,253
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	34	01/27/2021	1,868
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	19	01/27/2021	1,406
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	15	01/27/2021	1,191
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	33	01/27/2021	1,187
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	26	01/27/2021	928
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	12	01/27/2021	861
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	31	01/27/2021	840
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	11	01/27/2021	801
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	9	01/27/2021	558
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	10	01/27/2021	401
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	3	01/27/2021	198
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	27	01/27/2021	124
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	2	01/27/2021	113
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	3	01/27/2021	84
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	3	01/27/2021	53
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	4	01/27/2021	48
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	1	01/27/2021	23

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	2	01/27/2021	$22
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	22	01/27/2021	(279)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	62	01/27/2021	(492)
MSABHOWN	LIBOR Minus 0.30%	Quarterly	USD	415	05/17/2021	(8,826)
Swiss Marketing Index Future	1.00%	Monthly	CHF	112	09/18/2020	(1,530)

						$825,332

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 11/20/2020*	27.20%	Maturity	GBP	53	$(3,727)	$—	$(3,727)
Goldman Sachs International
Russell 2000 Index 10/16/2020*	40.75	Maturity	USD	160	(70,948)	—	(70,948)
JPMorgan Chase Bank, NA
Nikkei 225 Index 11/13/2020*	26.99	Maturity	JPY	9,533	(177)	—	(177)
Russell 2000 Index 09/18/2020*	46.10	Maturity	USD	194	(156,185)	—	(156,185)
S&P/ASX 200 Index 10/15/2020*	28.29	Maturity	AUD	77	(30,211)	—	(30,211)
USD/CAD 10/26/2020*	6.40	Maturity	USD	90	(1,456)	—	(1,456)
UBS AG
Euro STOXX 50 Price EUR Index 11/20/2020*	28.80	Maturity	EUR	91	(1,911)	—	(1,911)
Nikkei 225 Index 09/11/2020*	33.00	Maturity	JPY	6,634	(43,880)	—	(43,880)
S&P/ASX 200 Index 09/17/2020*	30.30	Maturity	AUD	228	(118,950)	—	(118,950)
S&P/ASX 200 Index 11/19/2020*	25.95	Maturity	AUD	157	(8,666)	—	(8,666)

Sale Contracts
Goldman Sachs International
FTSE 100 Index 09/18/2020*	24.00	Maturity	GBP	36	13,515	—	13,515
Nikkei 225 Index 09/11/2020*	25.21	Maturity	JPY	3,686	18,421	—	18,421
JPMorgan Chase Bank, NA
S&P/ASX 200 Index 09/17/2020*	25.01	Maturity	AUD	155	65,442	—	65,442

52 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received	Unrealized Appreciation/ (Depreciation)
UBS AG
Euro STOXX 50 Price EUR Index 09/18/2020*	23.60%	Maturity	EUR	26	$(53)	$—	$(53)
Nasdaq 100 Stock Index 09/18/2020*	28.90	Maturity	USD	157	14,317	—	14,317
Russell 2000 Index 09/18/2020*	38.05	Maturity	USD	132	94,365	—	94,365
Russell 2000 Index 09/18/2020*	29.20	Maturity	USD	83	23,383	—	23,383
Russell 2000 Index 10/16/2020*	32.00	Maturity	USD	99	9,602	—	9,602
S&P 500 Index 09/18/2020*	22.45	Maturity	USD	29	3,220	—	3,220
S&P/ASX 200 Index 10/15/2020*	21.26	Maturity	AUD	44	5,675	—	5,675

					$(188,224)	$—	$(188,224)

*	Termination date

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate market value of these securities amounted to $16,390,505 or 10.5% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2020.

(k)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of August 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.17%, 03/27/2024	03/21/2019	$118,924	$104,806	0.07%

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

ASX – Australian Stock Exchange

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IRS – Interest Rate Swaption

JSE – Johannesburg Stock Exchange

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OMXS – Stockholm Stock Exchange

PJSC – Public Joint Stock Company

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,881,472)	$108,452,043	(a)
Affiliated issuers (cost $46,385,945—including investment of cash collateral for securities loaned of $1,820,691)	44,179,077
Cash collateral due from broker	5,211,045
Foreign currencies, at value (cost $1,505,545)	1,507,717
Receivable for investment securities sold and foreign currency transactions	1,441,858
Unrealized appreciation on total return swaps	1,110,762
Unrealized appreciation on forward currency exchange contracts	642,903
Unaffiliated interest and dividends receivable	382,113
Unrealized appreciation on variance swaps	247,940
Affiliated dividends receivable	98,426
Unrealized appreciation on inflation swaps	82,617
Receivable for variation margin on futures	62,593
Receivable for shares of beneficial interest sold	9,380
Receivable for variation margin on centrally cleared swaps	5,457
Receivable for terminated centrally cleared interest rate swaps	319
Other assets	5,143

Total assets	163,439,393

Liabilities
Swaptions written, at value (premiums received $11,952)	9,122
Payable for investment securities purchased and foreign currency transactions	3,441,925
Payable for collateral received on securities loaned	1,820,691
Unrealized depreciation on forward currency exchange contracts	1,045,796
Unrealized depreciation on variance swaps	436,164
Unrealized depreciation on total return swaps	285,430
Cash collateral due to broker	276,000
Unrealized depreciation on inflation swaps	206,049
Payable for shares of beneficial interest redeemed	93,070
Advisory fee payable	49,324
Distribution fee payable	36,837
Market value on credit default swaps (net premiums received $5,041)	30,207
Payable for terminated total return swaps	13,202
Transfer Agent fee payable	4,904
Trustees’ fees payable	4,428
Payable for terminated credit default swaps	3,271
Accrued expenses and other liabilities	167,034

Total liabilities	7,923,454

Net Assets	$155,515,939

Composition of Net Assets
Shares of beneficial interest, at par	$126
Additional paid-in capital	148,138,840
Distributable earnings	7,376,973

	$155,515,939

(a)	Includes securities on loan with a value of $2,147,687 (see Note E).

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$132,657,349	10,719,686	$12.38	*

C	$10,667,171	865,639	$12.32

Advisor	$5,418,544	435,568	$12.44

R	$4,278,190	345,739	$12.37

K	$2,455,928	198,898	$12.35

I	$38,757	3,082	$12.58

*	The maximum offering price per share for Class A shares was $12.93 which reflects a sales charge of 4.25%.

See notes to financial statements.

56 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $56,194)	$1,469,204
Affiliated issuers	1,424,488
Interest (net of foreign taxes withheld of $1,170)	806,538
Securities lending income	29,579
Other income	148	$3,729,957

Expenses
Advisory fee (see Note B)	900,314
Distribution fee—Class A	338,719
Distribution fee—Class B	1,262
Distribution fee—Class C	130,608
Distribution fee—Class R	20,924
Distribution fee—Class K	12,162
Transfer agency—Class A	140,067
Transfer agency—Class B	172
Transfer agency—Class C	14,023
Transfer agency—Advisor Class	6,150
Transfer agency—Class R	10,265
Transfer agency—Class K	9,729
Transfer agency—Class I	41
Custody and accounting	295,072
Audit and tax	98,087
Registration fees	87,048
Printing	50,055
Legal	32,274
Trustees’ fees	18,795
Miscellaneous	47,345

Total expenses	2,213,112
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(238,135)

Net expenses		1,974,977

Net investment income		1,754,980

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(1,056,490)
Investment transactions(a)	2,899,773
Forward currency exchange contracts	346,968
Futures	504,243
Options written	(29,814)
Swaps	(5,891,495)
Swaptions written	14,178
Foreign currency transactions	(422,556)
Net realized gain distributions from Affiliated Underlying Portfolios	46,863
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(282,877)
Investments(b)	6,931,777
Forward currency exchange contracts	(800,896)
Futures	(2,314,602)
Options written	(29,576)
Swaps	277,794
Swaptions written	2,830
Foreign currency denominated assets and liabilities	168,286

Net gain on investment and foreign currency transactions	364,406

Contributions from Affiliates (see Note B)	2,404

Net Increase in Net Assets from Operations	$2,121,790

(a)	Net of foreign capital gains taxes of $3,429.

(b)	Net of increase in accrued foreign capital gains taxes of $3,302.

See notes to financial statements.

58 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,754,980	$2,293,120
Net realized gain (loss) on investment transactions	(3,635,193)	3,810,773
Net realized gain distributions from Affiliated Underlying Portfolios	46,863	– 0	–
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,952,736	1,152,890
Contributions from Affiliates (see Note B)	2,404	345

Net increase in net assets from operations	2,121,790	7,257,128
Distributions to Shareholders
Class A	(4,906,979)	(1,166,247)
Class C	(380,447)	– 0	–
Advisor Class	(234,606)	(74,105)
Class R	(135,975)	(15,968)
Class K	(192,175)	(44,322)
Class I	(1,234)	(105)
Transactions in Shares of Beneficial Interest
Net decrease	(18,377,337)	(31,348,509)
Proceeds from third party vendor (see Note F)	2,403	– 0	–

Total decrease	(22,104,560)	(25,392,128)
Net Assets
Beginning of period	177,620,499	203,012,627

End of period	$155,515,939	$177,620,499

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 59

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

60 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 61

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

62 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS (continued)

collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2020:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$14,952,885		$2,941,493		$	– 0	–	$17,894,378
Health Care	9,184,597		2,557,299			0	(a)	11,741,896
Consumer Discretionary	6,713,449		2,690,860			– 0	–	9,404,309
Financials	4,771,006		2,908,767			– 0	–	7,679,773
Industrials	5,021,241		1,933,357			– 0	–	6,954,598
Communication Services	4,980,191		1,734,181			– 0	–	6,714,372
Consumer Staples	1,690,479		2,084,780			– 0	–	3,775,259
Materials	1,660,627		395,484			– 0	–	2,056,111
Utilities	666,664		489,981			– 0	–	1,156,645
Real Estate	372,428		362,557			– 0	–	734,985
Energy	560,137		165,631			– 0	–	725,768
Investment Companies	38,864,228		– 0	–		– 0	–	38,864,228
Governments – Treasuries	– 0	–	15,402,204			– 0	–	15,402,204
Corporates – Investment Grade	– 0	–	9,696,343			– 0	–	9,696,343
Mortgage Pass-Throughs	– 0	–	4,287,436			– 0	–	4,287,436
Quasi-Sovereigns	– 0	–	1,333,161			– 0	–	1,333,161
Commercial Mortgage-Backed Securities	– 0	–	1,062,311			– 0	–	1,062,311
Inflation-Linked Securities	– 0	–	1,006,939			– 0	–	1,006,939
Collateralized Mortgage Obligations	– 0	–	848,276			– 0	–	848,276
Collateralized Loan Obligations	– 0	–	736,824			– 0	–	736,824
Covered Bonds	– 0	–	687,004			– 0	–	687,004
Asset-Backed Securities	– 0	–	668,019			– 0	–	668,019
Governments – Sovereign Bonds	– 0	–	605,838			– 0	–	605,838
Local Governments – Provincial Bonds	– 0	–	483,483			– 0	–	483,483

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Supranationals	$	– 0	–	$97,832		$	– 0	–	$97,832
Local Governments – Regional Bonds		– 0	–	84,894			– 0	–	84,894
Corporates – Non-Investment Grade		– 0	–	69,658			– 0	–	69,658
Short-Term Investments		6,037,885		– 0	–		– 0	–	6,037,885
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		1,820,691		– 0	–		– 0	–	1,820,691

Total Investments in Securities		97,296,508		55,334,612			– 0	–	152,631,120
Other Financial Instruments(b):
Assets:
Futures		1,157,322		28,060			– 0	–	1,185,382	(c)
Forward Currency Exchange Contracts		– 0	–	642,903			– 0	–	642,903
Centrally Cleared Credit Default Swaps		– 0	–	292,011			– 0	–	292,011	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	90,108			– 0	–	90,108	(c)
Inflation (CPI) Swaps		– 0	–	82,617			– 0	–	82,617
Total Return Swaps		– 0	–	1,110,762			– 0	–	1,110,762
Variance Swaps		– 0	–	247,940			– 0	–	247,940
Liabilities:
Futures		(3,481,907)		(48,056)			– 0	–	(3,529,963	)(c)
Forward Currency Exchange Contracts		– 0	–	(1,045,796)			– 0	–	(1,045,796)
Interest Rate Swaptions		– 0	–	(9,122)			– 0	–	(9,122)
Centrally Cleared Credit Default Swaps		– 0	–	(4,940)			– 0	–	(4,940	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(102,068)			– 0	–	(102,068	)(c)
Credit Default Swaps		– 0	–	(30,207)			– 0	–	(30,207)
Inflation (CPI) Swaps		– 0	–	(206,049)			– 0	–	(206,049)
Total Return Swaps		– 0	–	(285,430)			– 0	–	(285,430)
Variance Swaps		– 0	–	(436,164)			– 0	–	(436,164)

Total		$94,971,923		$55,661,181		$	– 0	–	$150,633,104

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

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NOTES TO FINANCIAL STATEMENTS (continued)

into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $58,669 for the year ended August 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,716 from the sale of Class A shares and received $1,110 and $330 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2020, such waiver amounted to $9,676.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2020. For the year ended August 31, 2020, such waivers and/or reimbursements amounted to $227,878.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2020 is as follows:

											Distributions
Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$10,964	$78,102	$83,028	$	– 0	–	$	– 0	–	$6,038	$91	$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	22,623	2,812	5,800		(890)			336		19,081	500		– 0	–
AB High Income Fund, Inc.	18,201	1,828	2,005		(166)			(619)		17,239	824		47
Government Money Market Portfolio*	828	31,841	30,848		– 0	–		– 0	–	1,821	9		– 0	–

Total					$(1,056)			$(283)		$44,179	$1,424		$47

*	Investments of cash collateral for securities lending transactions (see Note E).

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During the year ended August 31, 2020 and the year ended August 31, 2019, the Adviser reimbursed the Fund $2,404 and $345, respectively, for trading losses incurred due to a trade entry error.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2020, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $57,391 and $0, respectively, with realized gain of $0.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$108,991,232	$131,128,170
U.S. government securities	33,776,946	34,926,382

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$140,029,781

Gross unrealized appreciation	$21,719,716
Gross unrealized depreciation	(9,659,545)

Net unrealized appreciation	$12,060,171

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended August 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

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exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2020, the Fund held written options for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended August 31, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments

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based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$409,249	*	Receivable/Payable for variation margin on futures	$322,390	*

Equity contracts	Receivable/Payable for variation margin on futures	776,133	*	Receivable/Payable for variation margin on futures	3,207,573	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$187,058	*	Receivable/Payable for variation margin on centrally cleared swaps	$13,673	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	90,107	*	Receivable/Payable for variation margin on centrally cleared swaps	102,068	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	642,903		Unrealized depreciation on forward currency exchange contracts	1,045,796

Interest rate contracts				Swaptions written, at value	9,122

Interest rate contracts	Unrealized appreciation on inflation swaps	82,617		Unrealized depreciation on inflation swaps	206,049

Credit contracts				Market value on credit default swaps	30,207

Equity contracts	Unrealized appreciation on total return swaps	1,110,762		Unrealized depreciation on total return swaps	285,430

Foreign currency contracts				Unrealized depreciation on variance swaps	1,456

Equity contracts	Unrealized appreciation on variance swaps	247,940		Unrealized depreciation on variance swaps	434,708

Total		$3,546,769			$5,658,472

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,601,186	$(74,408)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,096,943)	(2,240,194)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	346,968	(800,896)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	66,120	(30,498)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(29,814)	(29,576)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	14,178	2,830

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(259,984)	21,045

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	78,947	(1,456)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(63,823)	$(115,106)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,646,635)	373,311

Total		$(4,989,800)	$(2,894,948)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2020:

Futures:
Average notional amount of buy contracts	$58,354,851
Average notional amount of sale contracts	$39,335,047
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$60,735,298
Average principal amount of sale contracts	$88,506,067
Purchased Options:
Average notional amount	$1,977,701	(a)
Options Written:
Average notional amount	$3,585,248	(b)
Swaptions Written:
Average notional amount	$1,367,845	(a)
Inflation Swaps:
Average notional amount	$21,030,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$21,423,449
Credit Default Swaps:
Average notional amount of sale contracts	$835,538
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,115,476
Average notional amount of sale contracts	$23,930,558
Total Return Swaps:
Average notional amount	$10,995,585
Variance Swaps:
Average notional amount	$1,813,804

(a)	Positions were open for five months during the year.

(b)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$24	$	– 0	–	$	– 0	–	$	– 0	–	$24
Bank of America, NA	1,022,805		(10,323)			(276,000)			(626,614)		109,868
Barclays Bank PLC	21,714		(21,714)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	3,608		– 0	–		– 0	–		– 0	–	3,608
Citibank, NA	105,390		(57,420)			– 0	–		– 0	–	47,970
Credit Suisse International	19,683		(19,683)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	8,105		(1,382)			– 0	–		– 0	–	6,723
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	143,004		(143,004)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	22,942		(22,942)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	155,462		(155,462)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	45,255		(45,255)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	12,117		– 0	–		– 0	–		– 0	–	12,117
Standard Chartered Bank	622		– 0	–		– 0	–		– 0	–	622
State Street Bank & Trust Co.	371,206		(371,206)			– 0	–		– 0	–	– 0	–
UBS AG	152,285		(152,285)			– 0	–		– 0	–	– 0	–

Total	$2,084,222		$(1,000,676)			$(276,000)			$(626,614)		$180,932	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$10,323	$(10,323)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	200,817	(21,714)		(179,103)			– 0	–		– 0	–
Citibank, NA	57,420	(57,420)		0			– 0	–		– 0	–
Credit Suisse International	45,530	(19,683)		(25,847)			– 0	–		– 0	–
Deutsche Bank AG	1,382	(1,382)		– 0	–		– 0	–		– 0	–
Goldman Sachs & Co./Goldman Sachs Bank USA/Goldman Sachs International	250,021	(143,004)		– 0	–		– 0	–		107,017
HSBC Bank USA	166,977	(22,942)		– 0	–		– 0	–		144,035
JPMorgan Chase Bank, NA	420,418	(155,462)		– 0	–		(52,001)			212,955
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	155,048	(45,255)		(109,793)			– 0	–		– 0	–
State Street Bank & Trust Co.	528,387	(371,206)		– 0	–		– 0	–		157,181
UBS AG	176,445	(152,285)		(24,160)			– 0	–		– 0	–

Total	$2,012,768	$(1,000,676)		$(338,903)			$(52,001)			$621,188	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the

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loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$2,147,687	$1,820,691	$405,368	$29,579	$8,752	$581

*	As of August 31, 2020.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Class A
Shares sold	437,312	371,297	$5,211,647	$4,432,106

Shares issued in reinvestment of dividends	350,398	92,047	4,383,473	1,051,174

Shares converted from Class B	54,858	18,178	701,161	219,660

Shares converted from Class C	241,350	414,009	2,875,529	5,030,661

Shares redeemed	(1,893,262)	(2,592,566)	(22,730,864)	(31,086,593)

Net decrease	(809,344)	(1,697,035)	$(9,559,054)	$(20,352,992)

Class B
Shares sold	8	1,355	$100	$16,600

Shares converted to Class A	(53,971)	(17,816)	(701,161)	(219,660)

Shares redeemed	(403)	(13,754)	(5,454)	(168,707)

Net decrease	(54,366)	(30,215)	$(706,515)	$(371,767)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019		Year Ended August 31, 2020	Year Ended August 31, 2019

Class C
Shares sold	75,557	72,805		$910,240	$870,226

Shares issued in reinvestment of dividends	27,578	– 0	–	345,273	– 0	–

Shares converted to Class A	(241,958)	(415,694)		(2,875,529)	(5,030,661)

Shares redeemed	(193,709)	(285,478)		(2,293,928)	(3,433,284)

Net decrease	(332,532)	(628,367)		$(3,913,944)	$(7,593,719)

Advisor Class
Shares sold	93,625	127,306		$1,136,658	$1,537,369

Shares issued in reinvestment of dividends	15,478	5,464		194,255	62,624

Shares redeemed	(184,853)	(340,465)		(2,174,359)	(4,092,985)

Net decrease	(75,750)	(207,695)		$(843,446)	$(2,492,992)

Class R
Shares sold	83,991	269,091		$1,004,375	$3,218,239

Shares issued in reinvestment of dividends	10,843	1,395		135,975	15,968

Shares redeemed	(115,240)	(225,449)		(1,428,808)	(2,702,888)

Net increase (decrease)	(20,406)	45,037		$(288,458)	$531,319

Class K
Shares sold	18,598	30,856		$223,140	$373,932

Shares issued in reinvestment of dividends	15,386	3,888		192,175	44,322

Shares redeemed	(299,774)	(126,164)		(3,487,386)	(1,508,435)

Net decrease	(265,790)	(91,420)		$(3,072,071)	$(1,090,181)

Class I
Shares sold	443	1,768		$5,393	$21,823

Shares issued in reinvestment of dividends	67	0	(a)	850	0	(b)

Shares redeemed	(7)	– 0	–	(92)	– 0	–

Net increase	503	1,768		$6,151	$21,823

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

During the year ended August 31, 2020, a third party vendor reimbursed the Fund $2,403 for losses incurred due to a trade entry error. This amount is presented in the Fund’s consolidated statement of changes in net assets.

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NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest

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NOTES TO FINANCIAL STATEMENTS (continued)

rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,317,969	$1,300,747
Net long-term capital gains	533,447	– 0	–

Total taxable distributions paid	$5,851,416	$1,300,747

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,929,970
Accumulated capital and other losses	(9,731,742	)(a)
Unrealized appreciation/(depreciation)	12,182,147	(b)

Total accumulated earnings/(deficit)	$7,380,375	(c)

(a)	As of August 31, 2020, the cumulative deferred loss on straddles was $55,036. As of August 31, 2020, the Fund had a net post-October capital loss deferral of $9,676,706.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.58	$ 12.14	$ 12.79	$ 12.38	$ 12.18

Income From Investment Operations

Net investment income(a)(b)	.14	.16	.17	.38	.27

Net realized and unrealized gain on investment transactions	.10	.37	.10	.34	.19

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.24	.53	.27	.72	.46

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.09)	(.56)	(.31)	(.26)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.19)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.09)	(.92)	(.31)	(.26)

Net asset value, end of period	$ 12.38	$ 12.58	$ 12.14	$ 12.79	$ 12.38

Total Return

Total investment return based on net asset value(d)*	1.77%	4.47%	2.14%	5.93%	3.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$132,657	$145,002	$160,517	$174,667	$180,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.14%	1.05%	1.04%	1.01%	.94%

Expenses, before waivers/reimbursements(e)‡	1.29%	1.23%	1.25%	1.09%	1.00%

Net investment income(b)	1.13%	1.32%	1.36%	3.08%	2.20%

Portfolio turnover rate	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 98.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.51	$ 12.07	$ 12.58	$ 12.17	$ 12.00

Income From Investment Operations

Net investment income(a)(b)	.05	.07	.08	.29	.17

Net realized and unrealized gain on investment transactions	.09	.37	.09	.32	.19

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.14	.44	.17	.61	.36

Less: Dividends and Distributions

Dividends from net investment income	(.29)	– 0	–	(.38)	(.20)	(.19)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.33)	– 0	–	(.68)	(.20)	(.19)

Net asset value, end of period	$ 12.32	$ 12.51	$ 12.07	$ 12.58	$ 12.17

Total Return

Total investment return based on net asset value(d)*	.97%	3.73%	1.37%	5.12%	3.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,667	$14,989	$22,039	$41,637	$73,686

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.89%	1.80%	1.77%	1.75%	1.69%

Expenses, before waivers/reimbursements(e)‡	2.04%	1.98%	1.98%	1.82%	1.75%

Net investment income(b)	.44%	.59%	.64%	2.41%	1.45%

Portfolio turnover rate	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 98.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.64	$ 12.20	$ 12.86	$ 12.45	$ 12.24

Income From Investment Operations

Net investment income(a)(b)	.17	.19	.20	.41	.32

Net realized and unrealized gain on investment transactions	.10	.37	.10	.33	.17

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.27	.56	.30	.74	.49

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.12)	(.59)	(.33)	(.28)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.20)	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.12)	(.96)	(.33)	(.28)

Net asset value, end of period	$ 12.44	$ 12.64	$ 12.20	$ 12.86	$ 12.45

Total Return

Total investment return based on net asset value(d)*	2.02%	4.81%	2.39%	6.15%	4.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,419	$6,464	$8,772	$9,274	$12,277

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.89%	.80%	.79%	.75%	.69%

Expenses, before waivers/reimbursements(e)‡	1.04%	.97%	1.00%	.83%	.75%

Net investment income(b)	1.41%	1.58%	1.60%	3.26%	2.60%

Portfolio turnover rate	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 98.

94 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.57	$ 12.13	$ 12.76	$ 12.36	$ 12.15

Income From Investment Operations

Net investment income(a)(b)	.09	.11	.12	.33	.25

Net realized and unrealized gain on investment transactions	.10	.38	.09	.32	.17

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.19	.49	.21	.65	.42

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.05)	(.50)	(.25)	(.21)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.17)	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.05)	(.84)	(.25)	(.21)

Net asset value, end of period	$ 12.37	$ 12.57	$ 12.13	$ 12.76	$ 12.36

Total Return

Total investment return based on net asset value(d)*	1.36%	4.06%	1.73%	5.42%	3.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,278	$4,604	$3,896	$4,078	$4,532

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.53%	1.46%	1.45%	1.42%	1.34%

Expenses, before waivers/reimbursements(e)‡	1.68%	1.63%	1.66%	1.50%	1.40%

Net investment income(b)	.74%	.89%	.94%	2.63%	2.03%

Portfolio turnover rate	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 98.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 95

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.55	$ 12.11	$ 12.75	$ 12.35	$ 12.15

Income From Investment Operations

Net investment income(a)(b)	.14	.15	.15	.37	.25

Net realized and unrealized gain on investment transactions	.08	.37	.11	.32	.20

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.22	.52	.26	.69	.45

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.08)	(.55)	(.29)	(.25)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.18)	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.08)	(.90)	(.29)	(.25)

Net asset value, end of period	$ 12.35	$ 12.55	$ 12.11	$ 12.75	$ 12.35

Total Return

Total investment return based on net asset value(d)*	1.58%	4.45%	2.07%	5.72%	3.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,456	$5,832	$6,734	$7,096	$7,277

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.23%	1.15%	1.15%	1.11%	1.03%

Expenses, before waivers/reimbursements(e)‡	1.38%	1.32%	1.36%	1.19%	1.09%

Net investment income(b)	1.12%	1.24%	1.23%	2.96%	2.08%

Portfolio turnover rate	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17%	.20%	.25%	.22%	.24%
See footnote summary on page 98.

96 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.78	$ 12.34	$ 12.82	$ 12.42	$ 12.21

Income From Investment Operations

Net investment income(a)(b)	.16	.18	.25	.40	.29

Net realized and unrealized gain on investment transactions	.11	.39	.05	.34	.20

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.27	.57	.30	.74	.49

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.13)	(.46)	(.34)	(.28)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.13)	(.78)	(.34)	(.28)

Net asset value, end of period	$ 12.58	$ 12.78	$ 12.34	$ 12.82	$ 12.42

Total Return

Total investment return based on net asset value(d)*	2.02%	4.72%	2.34%	6.09%	4.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39	$33	$10	$36	$453

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.91%	.86%	.73%	.78%	.72%

Expenses, before waivers/reimbursements(e)‡	1.06%	1.02%	.94%	.86%	.77%

Net investment income(b)	1.33%	1.46%	1.99%	3.25%	2.41%

Portfolio turnover rate	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 98.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 97

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .15%, .17%, .21% and .08%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

See notes to financial statements.

98 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Conservative Wealth Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Conservative Wealth Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 99

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2020

100 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2020. For individual shareholders, the Fund designates 44.24% of dividends paid as qualified dividend income. For corporate shareholders, 18.65% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 15.09% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 101

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

102 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 103

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

104 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 105

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

106 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 107

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

108 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 109

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Alexander Barenboym 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 64	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Wealth Strategy (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be

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somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0151-0820

AUG    08.31.20

ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

October 8, 2020

This report provides management’s discussion of fund performance for AB Tax-Managed All Market Income Portfolio for the annual reporting period ended August 31, 2020.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF AUGUST 31, 2020 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Class A Shares	-2.81%	-2.72%

Class C Shares	-3.14%	-3.37%

Advisor Class Shares[1]	-2.67%	-2.47%

Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	1.67%	3.77%

MSCI ACWI (net)	15.22%	16.52%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2020.

All share classes of the Fund underperformed the primary benchmark and the MSCI ACWI (net) for both periods, before sales charges. During both periods, overall allocation to equities and fixed-income assets detracted, while allocation to non-traditional income assets contributed to absolute performance. Overall security selection detracted during both periods, mainly due to selections in non-traditional income assets and equities. Active currency management was neutral over both periods.

The Fund utilized derivatives for hedging and investment purposes in the form of futures and credit default swaps, which contributed to absolute returns for both periods, while interest rate swaps, total return swaps, written options and inflation Consumer Price Index swaps detracted. Currency forwards, utilized for hedging and investment purpose, detracted for the six-month period, but contributed for the 12-month period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets, led by a strong US rally, recorded positive returns for the 12-month period ended August 31, 2020. US, international and emerging-market equities erased losses from March when the COVID-19 pandemic triggered a decline from all-time highs as global economies were shuttered amid stay-at-home mandates. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. Despite the widespread rebound, headwinds from a resurgence of US-China tensions, persistently high rates of COVID-19 cases in many countries and an unprecedented contraction of economic growth threatened to temper the acceleration of economic activity. In the US, growth stocks consistently outperformed value stocks in all categories. Small-cap stocks continued to rally, outperforming large-caps at times; however, overall, large-cap stocks have performed significantly better.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade and high-yield corporate bonds led gains as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign and local bonds also ended the period with positive returns. The US dollar fell against all major developed-market currencies and was mixed against emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may

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decline. As of August 31, 2020, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 4.07% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts or “REITs”), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

(continued on next page)

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The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged in the sense that its gross investment exposure substantially exceeds its net assets.

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to

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DISCLOSURES AND RISKS (continued)

such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in

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DISCLOSURES AND RISKS (continued)

this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2010 TO 8/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed All Market Income Portfolio Class A shares (from 8/31/2010 to 8/31/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.72%	-6.88%

5 Years	3.70%	2.81%

10 Years	4.64%	4.19%

CLASS C SHARES

1 Year	-3.37%	-4.30%

5 Years	2.94%	2.94%

10 Years	3.88%	3.88%

ADVISOR CLASS SHARES[1]

1 Year	-2.47%	-2.47%

5 Years	3.97%	3.97%

10 Years	4.92%	4.92%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.12% and 1.12% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.69%

5 Years	2.84%

10 Years	3.67%

CLASS C SHARES

1 Year	-6.23%

5 Years	2.98%

10 Years	3.36%

ADVISOR CLASS SHARES[1]

1 Year	-4.39%

5 Years	4.01%

10 Years	4.41%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-9.98%

5 Years	1.40%

10 Years	2.79%

CLASS C SHARES

1 Year	-7.27%

5 Years	1.78%

10 Years	2.64%

ADVISOR CLASS SHARES[1]

1 Year	-5.83%

5 Years	2.50%

10 Years	3.47%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-4.63%

5 Years	2.15%

10 Years	2.93%

CLASS C SHARES

1 Year	-3.19%

5 Years	2.25%

10 Years	2.66%

ADVISOR CLASS SHARES[1]

1 Year	-2.05%

5 Years	3.07%

10 Years	3.53%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$971.90	$4.86	0.98%	$4.91	0.99%
Hypothetical**	$1,000	$1,020.21	$4.98	0.98%	$5.03	0.99%
Class C
Actual	$1,000	$968.60	$8.56	1.73%	$8.61	1.74%
Hypothetical**	$1,000	$1,016.44	$8.77	1.73%	$8.82	1.74%
Advisor Class
Actual	$1,000	$973.30	$3.62	0.73%	$3.67	0.74%
Hypothetical**	$1,000	$1,021.47	$3.71	0.73%	$3.76	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $90.1

1

All data are as of August 31, 2020. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

August 31, 2020 (unaudited)

1

All data are as of August 31, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS

August 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 55.9%
Long-Term Municipal Bonds – 51.8%
Alabama – 0.6%
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	$265	$303,319
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	250	277,508

		580,827

Arizona – 2.0%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	1,185	1,232,376
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	143	149,058
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	100	98,498
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	235	244,640
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	110	113,137

		1,837,709

California – 0.8%
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	250	263,732
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	200	205,576
Los Angeles Department of Water & Power (Los Angeles Department of Water & Power Power System Revenue) Series 2020A 5.00%, 07/01/2029	180	245,549

		714,857

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.8%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/2028	$545	$697,039

Connecticut – 1.4%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2027	1,135	1,250,883

Florida – 5.0%
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	270	256,017
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	240	231,550
County of Broward FL Airport System Revenue Series 2019A 5.00%, 10/01/2036	500	618,485
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/2025	560	610,210
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/2025	665	774,545
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2049	315	336,555
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	425	484,253
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	15	15,166
Series 2010A-2 6.125%, 05/01/2035	35	35,428
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	1,105	1,162,581

		4,524,790

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 1.9%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2030	$200	$237,206
City of Atlanta GA Department of Aviation Series 2014A 5.00%, 01/01/2028	625	710,119
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018C 4.00%, 08/01/2048	450	497,079
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 04/01/2044	210	228,488

		1,672,892

Guam – 0.3%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	300	307,737

Illinois – 6.9%
Chicago Board of Education Series 2012A 5.00%, 12/01/2042	950	967,708
Series 2016A 7.00%, 12/01/2044	100	119,513
Series 2017B 6.75%, 12/01/2030(a)	135	169,685
7.00%, 12/01/2042(a)	100	126,305
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	105	123,066
City of Chicago IL Series 2014A 5.00%, 01/01/2035	100	105,805
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.44%, 05/15/2055	498	323,700
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2041	415	491,858

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 02/15/2047	$210	$199,941
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 08/01/2049	425	455,766
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2050	675	231,152
Series 2017A 5.00%, 06/15/2057	115	126,135
Series 2017B Zero Coupon, 12/15/2054	150	33,357
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	365	407,884
State of Illinois Series 2013 5.00%, 07/01/2022	315	334,004
Series 2016 5.00%, 02/01/2023-02/01/2028	1,170	1,292,043
Series 2017A 5.00%, 12/01/2025	135	151,373
Series 2017D 5.00%, 11/01/2024-11/01/2028	480	531,443

		6,190,738

Indiana – 0.2%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	185	173,894

Iowa – 1.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	110	115,463
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020A 5.00%, 08/01/2026	385	487,287
Xenia Rural Water District Series 2016 5.00%, 12/01/2031	340	403,141

		1,005,891

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	$285	$281,309

Kentucky – 1.2%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2037	410	483,751
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	315	348,406
Kentucky Public Energy Authority (Morgan Stanley) Series 2019C 4.00%, 02/01/2050	220	258,405

		1,090,562

Louisiana – 0.5%
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2048	400	455,612

Maryland – 0.4%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	100	104,683
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 09/01/2045(a)	215	223,419

		328,102

Massachusetts – 1.8%
Commonwealth of Massachusetts Series 2019C 5.00%, 05/01/2022	355	383,539
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 07/01/2042	635	649,631

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2047	$320	$282,982
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(b)	235	188,002
Series 2017A 7.75%, 12/01/2044(b)	100	80,000

		1,584,154

Michigan – 2.0%
City of Detroit MI 5.00%, 04/01/2036-04/01/2037	65	68,008
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2047	325	326,336
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 07/01/2028	500	576,415
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017C 5.00%, 12/01/2023	445	506,917
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2007A 6.00%, 06/01/2048	305	306,507

		1,784,183

Minnesota – 0.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.12%, 08/01/2028(c)	175	169,969

Missouri – 0.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	470	509,080
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2046	245	248,773

		757,853

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 0.1%
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	$100	$101,702

New Jersey – 4.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2030	685	734,642
Series 2014P 5.00%, 06/15/2029	500	553,055
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	415	457,006
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2047	415	449,130
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 06/15/2038	250	290,782
New Jersey Turnpike Authority Series 2014A 5.00%, 01/01/2029	675	774,583
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 06/01/2046	515	583,047

		3,842,245

New York – 1.7%
County of Nassau NY Series 2017C 5.00%, 10/01/2026	225	276,451
Metropolitan Transportation Authority Series 2019D 5.00%, 09/01/2022	310	323,628
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2032	195	245,985

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	$550	$65,202
New York Transportation Development Corp. (American Airlines, Inc.) 5.375%, 08/01/2036	100	103,497
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	460	495,811

		1,510,574

North Carolina – 0.3%
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 09/01/2041	250	252,450

Ohio – 3.6%
Buckeye Tobacco Settlement Financing Authority Series 2020B 5.00%, 06/01/2055	1,040	1,142,222
Zero Coupon, 06/01/2057	395	57,295
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 01/15/2043(a)	225	212,278
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017A 5.00%, 08/01/2028	315	403,102
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	660	742,190
County of Miami OH (Kettering Health Network Obligated Group) 5.00%, 08/01/2033	195	241,864
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	250	251,875
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.50%, 01/15/2048(a)	175	185,341

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	$45	$45,338

		3,281,505

Pennsylvania – 1.6%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	220	229,346
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2023	600	683,988
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2051	215	233,333
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	220	251,339

		1,398,006

Puerto Rico – 3.1%
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	20	14,225
Series 2011A 5.75%, 07/01/2024(d)(e)	40	26,250
Series 2012A 5.50%, 07/01/2039(d)(e)	65	42,900
Series 2014A 8.00%, 07/01/2035(d)(e)	100	60,875
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	90	61,289
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 07/01/2038	45	45,619
6.125%, 07/01/2024	20	21,299
Series 2012A 5.00%, 07/01/2022-07/01/2033	90	92,799
5.125%, 07/01/2037	25	25,656
5.25%, 07/01/2029-07/01/2042	120	123,750

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 07/01/2028	$30	$31,312
5.75%, 07/01/2037	30	31,163
6.00%, 07/01/2047	30	31,237
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032-07/01/2037	175	120,312
AGM Series 2007V 5.25%, 07/01/2031	245	267,141
Series 2008W 5.50%, 07/01/2036(d)(e)	100	69,125
Series 2010A 5.25%, 07/01/2030	55	37,881
Series 2010C 5.00%, 07/01/2024(d)(e)	25	17,188
Series 2010D 5.00%, 07/01/2021(d)(e)	15	10,313
Series 2010Z 5.25%, 07/01/2024	25	17,219
Series 2012A 5.00%, 07/01/2029	40	27,500
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 07/01/2032	330	338,692
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	225	232,312
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	434	132,290
Series 2019A 4.329%, 07/01/2040	100	104,751
5.00%, 07/01/2058	772	822,334

		2,805,432

Tennessee – 0.6%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/2042(a)	280	260,478
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	100	57,523

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee Housing Development Agency Series 2017 4.00%, 07/01/2048	$240	$261,245

		579,246

Texas – 4.3%
City of Houston TX Series 2017A 5.00%, 03/01/2026	405	500,511
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/2025	615	699,642
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	500	576,085
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	80	75,057
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037	325	350,912
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	90	97,241
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	180	175,513
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044	300	312,213
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	230	269,325
University of North Texas System Series 2020A 5.00%, 04/15/2025	400	482,632

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Uptown Development Authority Series 2017A 5.00%, 09/01/2040	$325	$366,457

		3,905,588

Utah – 0.3%
Salt Lake City Corp. Airport Revenue Series 2018A 5.00%, 07/01/2048	255	301,698

Vermont – 0.4%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	100	110,807
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 05/01/2047	235	229,238

		340,045

Virginia – 0.9%
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	220	225,641
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	410	412,026
Virginia College Building Authority (Virginia College Building Authority State Lease) 5.00%, 02/01/2027	155	198,629

		836,296

Washington – 1.3%
Kalispel Tribe of Indians Series 2018B 5.25%, 01/01/2038(a)(f)	155	173,246
King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/2031	265	318,260
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	340	348,296

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2046(a)	$315	$317,186

		1,156,988

Wisconsin – 1.1%
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	160	170,334
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	265	292,740
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	410	432,391
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	100	109,524

		1,004,989

Total Long-Term Municipal Bonds (cost $45,144,895)		46,725,765

Short-Term Municipal Notes – 4.1%
Colorado – 0.2%
Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center, Inc.) 0.02%, 01/01/2039(g)	145	145,000

Illinois – 0.4%
Illinois Finance Authority (University of Chicago Medical Center Obligated Group) Series 2009 0.65%, 08/01/2043(g)	360	360,000

Indiana – 0.2%
Indiana Finance Authority (Duke Energy Indiana LLC) 0.05%, 10/01/2040(g)	200	200,000

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 1.3%
New Jersey Health Care Facilities Financing Authority 0.01%, 07/01/2043(g)	$1,200	$1,200,000

New York – 0.2%
City of New York NY Series 2012G 0.02%, 04/01/2042(g)	150	150,000

Texas – 1.5%
State of Texas 4.00%, 08/26/2021(f)	1,280	1,327,757

Vermont – 0.3%
Vermont Educational & Health Buildings Financing Agency (Southwestern Vermont Medical Center, Inc.) 0.05%, 10/01/2038(g)	300	300,000

Total Short-Term Municipal Notes (cost $3,682,202)		3,682,757

Total Municipal Obligations (cost $48,827,097)		50,408,522

	Shares
COMMON STOCKS – 23.5%
Health Care – 4.6%
Biotechnology – 1.1%
AbbVie, Inc.	4,280	409,896
Amgen, Inc.	1,429	361,994
Gilead Sciences, Inc.	3,062	204,388

		976,278

Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	707	35,888
CVS Health Corp.	3,160	196,299
Sonic Healthcare Ltd.	1,093	25,778

		257,965

Pharmaceuticals – 3.2%
Bristol-Myers Squibb Co.	5,470	340,234
GlaxoSmithKline PLC	12,155	237,428
Merck & Co., Inc.	6,146	524,070
Novartis AG	5,391	464,634
Pfizer, Inc.	13,409	506,726
Roche Holding AG	1,703	595,741
Sanofi	2,734	276,923

		2,945,756

		4,179,999

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 4.1%
Beverages – 1.1%
Coca-Cola Amatil Ltd.	1,228	$8,226
Coca-Cola Co. (The)	9,876	489,158
Coca-Cola European Partners PLC	497	20,457
PepsiCo, Inc.	3,367	471,582
Treasury Wine Estates Ltd.	1,744	11,879

		1,001,302

Food & Staples Retailing – 0.2%
ICA Gruppen AB	243	11,926
Koninklijke Ahold Delhaize NV	2,667	80,239
METRO AG	436	4,323
Sysco Corp.	1,170	70,364
Walgreens Boots Alliance, Inc.	1,824	69,348

		236,200

Food Products – 0.4%
Archer-Daniels-Midland Co.	1,351	60,471
Campbell Soup Co.	438	23,043
General Mills, Inc.	1,465	93,687
Ingredion, Inc.	162	13,031
JM Smucker Co. (The)	276	33,169
Kellogg Co.	621	44,035
Mowi ASA	1,065	20,834
Orkla ASA	1,819	18,502
WH Group Ltd.(a)	23,196	19,993

		326,765

Household Products – 1.1%
Kimberly-Clark Corp.	828	130,625
Procter & Gamble Co. (The)	5,984	827,767

		958,392

Personal Products – 0.4%
Pola Orbis Holdings, Inc.	222	4,024
Unilever NV	3,539	205,639
Unilever PLC	2,831	167,374

		377,037

Tobacco – 0.9%
Altria Group, Inc.	4,503	196,961
British American Tobacco PLC	5,558	187,333
Imperial Brands PLC	2,293	38,258
Japan Tobacco, Inc.	2,907	54,352
Philip Morris International, Inc.	3,770	300,808

		777,712

		3,677,408

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 2.9%
Banks – 0.7%
Bank Leumi Le-Israel BM	3,553	$18,179
BOC Hong Kong Holdings Ltd.	8,966	25,433
Canadian Imperial Bank of Commerce	1,079	85,668
Citizens Financial Group, Inc.	1,035	26,776
DBS Group Holdings Ltd.	4,348	66,633
East West Bancorp, Inc.	352	12,947
Fifth Third Bancorp	1,717	35,473
Hang Seng Bank Ltd.	1,853	29,125
Huntington Bancshares, Inc./OH	2,469	23,233
KeyCorp	2,350	28,952
M&T Bank Corp.	316	32,630
Oversea-Chinese Banking Corp., Ltd.	8,011	50,989
People’s United Financial, Inc.	1,076	11,384
Regions Financial Corp.	2,319	26,808
Seven Bank Ltd.	1,428	3,585
Truist Financial Corp.	3,252	126,210
Zions Bancorp NA	399	12,832

		616,857

Capital Markets – 0.5%
3i Group PLC	2,357	28,964
Ameriprise Financial, Inc.	299	46,883
ASX Ltd.	469	30,200
Bank of New York Mellon Corp. (The)	1,941	71,778
Franklin Resources, Inc.	722	15,205
IGM Financial, Inc.	202	4,930
Magellan Financial Group Ltd.	309	13,483
Northern Trust Corp.	482	39,471
Partners Group Holding AG	46	46,861
Schroders PLC	301	11,654
Singapore Exchange Ltd.	1,947	12,312
Standard Life Aberdeen PLC	5,642	17,654
State Street Corp.	858	58,421
T. Rowe Price Group, Inc.	572	79,628
TD Ameritrade Holding Corp.	655	25,139

		502,583

Consumer Finance – 0.1%
Discover Financial Services	747	39,651
Synchrony Financial	1,337	33,171

		72,822

Diversified Financial Services – 0.0%
M&G PLC	6,299	14,557

Insurance – 1.6%
Admiral Group PLC	462	16,120

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Aflac, Inc.	1,663	$60,400
Allianz SE	1,011	219,375
American Financial Group, Inc./OH	186	12,434
Assicurazioni Generali SpA	2,662	41,351
Baloise Holding AG	113	17,604
Dai-ichi Life Holdings, Inc.	2,613	39,592
Fidelity National Financial, Inc.	674	22,127
Great-West Lifeco, Inc.	674	13,750
Hannover Rueck SE	146	24,897
Hartford Financial Services Group, Inc. (The)	868	35,111
iA Financial Corp., Inc.	259	9,323
Insurance Australia Group Ltd.	5,599	19,619
Lincoln National Corp.	473	17,052
Manulife Financial Corp.	4,713	69,520
Mapfre SA	2,611	4,950
Medibank Pvt Ltd.	6,673	13,428
MS&AD Insurance Group Holdings, Inc.	1,078	29,902
NN Group NV	707	26,578
Power Corp. of Canada	1,370	27,351
Principal Financial Group, Inc.	665	28,003
Progressive Corp. (The)	1,418	134,767
Prudential Financial, Inc.	962	65,195
Reinsurance Group of America, Inc. – Class A	164	15,035
Sompo Holdings, Inc.	814	30,574
Sun Life Financial, Inc.	1,424	59,434
Swiss Life Holding AG	78	31,533
T&D Holdings, Inc.	1,303	13,638
Tokio Marine Holdings, Inc.	1,548	71,445
Travelers Cos., Inc. (The)	618	71,713
Tryg A/S	292	8,960
WR Berkley Corp.	355	22,028
Zurich Insurance Group AG	363	134,218

		1,407,027

		2,613,846

Industrials – 2.7%
Aerospace & Defense – 0.6%
General Dynamics Corp.	597	89,162
Lockheed Martin Corp.	615	240,010
Raytheon Technologies Corp.	3,672	223,992

		553,164

Air Freight & Logistics – 0.3%
United Parcel Service, Inc. – Class B	1,701	278,318

Airlines – 0.0%
Japan Airlines Co., Ltd.	274	5,433
Qantas Airways Ltd.	2,212	6,428

		11,861

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Building Products – 0.1%
AGC, Inc./Japan	468	$13,242
Johnson Controls International PLC	1,850	75,350

		88,592

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	657	16,077
HOCHTIEF AG	60	5,320
Obayashi Corp.	1,573	15,375
Taisei Corp.	462	15,946

		52,718

Electrical Equipment – 0.4%
Eaton Corp. PLC	1,002	102,304
Emerson Electric Co.	1,482	102,954
Schneider Electric SE	1,340	165,720

		370,978

Industrial Conglomerates – 0.6%
3M Co.	1,395	227,413
CK Hutchison Holdings Ltd.	6,540	42,772
Jardine Matheson Holdings Ltd.	532	22,341
Siemens AG	1,854	256,901
Smiths Group PLC	960	17,818

		567,245

Machinery – 0.4%
Amada Holdings Co., Ltd.	802	7,127
Cummins, Inc.	364	75,439
Komatsu Ltd.	2,121	46,179
Kone Oyj – Class B	824	70,674
NGK Insulators Ltd.	634	9,009
NSK Ltd.	868	6,653
PACCAR, Inc.	839	72,020
Snap-on, Inc.	126	18,682
Sumitomo Heavy Industries Ltd.	268	6,100

		311,883

Professional Services – 0.1%
Adecco Group AG	376	19,687
SGS SA	15	38,871

		58,558

Road & Rail – 0.0%
Aurizon Holdings Ltd.	4,732	15,133
Nippon Express Co., Ltd.	178	10,512

		25,645

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	3,264	83,762

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.0%
Sydney Airport	3,173	$13,331

		2,416,055

Communication Services – 2.0%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	17,380	518,098
BCE, Inc.	372	15,988
BT Group PLC	21,551	30,008
Elisa Oyj	344	20,246
HKT Trust & HKT Ltd. – Class SS	9,173	13,107
Nippon Telegraph & Telephone Corp.	3,119	70,975
Proximus SADP	368	7,268
Shaw Communications, Inc. – Class B	1,137	21,261
Singapore Telecommunications Ltd.	19,783	33,393
Spark New Zealand Ltd.	4,451	14,450
Swisscom AG	63	34,883
TELUS Corp.	1,017	18,728
Verizon Communications, Inc.	10,021	593,945
Washington H Soul Pattinson & Co., Ltd.	261	4,023

		1,396,373

Media – 0.1%
Interpublic Group of Cos., Inc. (The)	939	16,677
Omnicom Group, Inc.	525	28,397
Publicis Groupe SA(d)	524	18,326

		63,400

Wireless Telecommunication Services – 0.3%
KDDI Corp.	3,995	116,126
NTT DOCOMO, Inc.	2,828	78,859
Rogers Communications, Inc. – Class B	858	35,692
Softbank Corp.	4,639	60,958

		291,635

		1,751,408

Utilities – 1.8%
Electric Utilities – 1.1%
Alliant Energy Corp.	593	32,111
American Electric Power Co., Inc.	1,197	94,360
CK Infrastructure Holdings Ltd.	1,605	8,483
CLP Holdings Ltd.	3,979	39,066
Duke Energy Corp.	1,776	142,684
Edison International	878	46,077
EDP – Energias de Portugal SA	6,580	33,450
Endesa SA	769	21,347
Eversource Energy	799	68,482
Fortis, Inc./Canada	1,123	44,917
Fortum Oyj	1,076	22,775

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Iberdrola SA	14,605	$184,269
Mercury NZ Ltd.	1,650	5,757
OGE Energy Corp.	485	15,452
Pinnacle West Capital Corp.	272	19,951
Power Assets Holdings Ltd.	3,361	19,236
PPL Corp.	1,860	51,392
Red Electrica Corp. SA	1,048	20,057
SSE PLC	2,495	42,053
Terna Rete Elettrica Nazionale SpA	3,409	24,663
Xcel Energy, Inc.	1,271	88,303

		1,024,885

Gas Utilities – 0.1%
Enagas SA	603	14,766
Snam SpA	4,935	25,273

		40,039

Multi-Utilities – 0.6%
Ameren Corp.	596	47,150
CMS Energy Corp.	688	41,617
Consolidated Edison, Inc.	809	57,714
DTE Energy Co.	466	55,300
National Grid PLC	8,500	95,201
Public Service Enterprise Group, Inc.	1,224	63,942
Sempra Energy	708	87,544
WEC Energy Group, Inc.	764	71,877

		520,345

		1,585,269

Information Technology – 1.6%
Communications Equipment – 0.5%
Cisco Systems, Inc.	10,276	433,853
Juniper Networks, Inc.	800	20,000

		453,853

IT Services – 0.4%
Computershare Ltd.	1,179	11,542
International Business Machines Corp.	2,153	265,486
Paychex, Inc.	781	59,723
Western Union Co. (The) – Class W	1,001	23,614

		360,365

Semiconductors & Semiconductor Equipment – 0.5%
ASM Pacific Technology Ltd.	743	7,993
Maxim Integrated Products, Inc.	653	44,691
Texas Instruments, Inc.	2,263	321,685
Tokyo Electron Ltd.	362	92,856

		467,225

Technology Hardware, Storage & Peripherals – 0.2%
Brother Industries Ltd.	540	8,934
Canon, Inc.	2,423	41,558
HP, Inc.	3,473	67,897

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NetApp, Inc.	535	$25,354
Seagate Technology PLC	569	27,306
Seiko Epson Corp.	677	8,072

		179,121

		1,460,564

Consumer Discretionary – 1.3%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	392	13,445
Bridgestone Corp.	1,297	41,060
Denso Corp.	1,050	44,173
Faurecia SE(d)	183	8,012
JTEKT Corp.	499	3,819
Magna International, Inc. – Class A (Canada)	704	34,284
NGK Spark Plug Co., Ltd.	379	6,478
Sumitomo Electric Industries Ltd.	1,827	21,450
Sumitomo Rubber Industries Ltd.	414	3,980
Yokohama Rubber Co., Ltd. (The)	287	4,506

		181,207

Automobiles – 0.5%
Isuzu Motors Ltd.	1,336	13,201
Subaru Corp.	1,491	30,984
Toyota Motor Corp.	5,139	339,402
Yamaha Motor Co., Ltd.	678	10,645

		394,232

Distributors – 0.0%
Genuine Parts Co.	352	33,243

Hotels, Restaurants & Leisure – 0.0%
Crown Resorts Ltd.	902	5,981
SJM Holdings Ltd.	4,806	6,592
Sodexo SA	214	15,276

		27,849

Household Durables – 0.2%
Barratt Developments PLC	2,467	17,227
Iida Group Holdings Co., Ltd.	356	6,949
Nikon Corp.	728	5,702
Panasonic Corp.	5,350	49,301
Sekisui Chemical Co., Ltd.	880	14,079
Sekisui House Ltd.	1,506	29,751
Taylor Wimpey PLC	8,829	14,274
Whirlpool Corp.	152	27,013

		164,296

Leisure Products – 0.0%
Hasbro, Inc.	315	24,866

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. – Class A	140	$14,646
Wesfarmers Ltd.	2,747	95,984

		110,630

Specialty Retail – 0.1%
Industria de Diseno Textil SA	2,643	74,314
USS Co., Ltd.	531	8,965

		83,279

Textiles, Apparel & Luxury Goods – 0.2%
Burberry Group PLC	980	18,711
Cie Financiere Richemont SA	1,265	84,223
Pandora A/S	242	17,665
Ralph Lauren Corp.	118	8,122
VF Corp.	813	53,455

		182,176

		1,201,778

Energy – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
Exxon Mobil Corp.	10,255	409,585
Galp Energia SGPS SA	1,214	13,036
Inpex Corp.	2,480	15,727
Inter Pipeline Ltd.	1,022	10,789
Keyera Corp.	528	9,642
Lundin Energy AB	450	11,014
Marathon Petroleum Corp.	1,572	55,743
Pembina Pipeline Corp.	1,327	32,861
Phillips 66	1,065	62,271
TC Energy Corp.	2,275	106,377
TOTAL SE	5,989	237,596
Valero Energy Corp.	992	52,169

		1,016,810

Materials – 1.1%
Chemicals – 0.4%
Asahi Kasei Corp.	3,039	25,459
Daicel Corp.	603	4,369
Dow, Inc.	1,797	81,081
Eastman Chemical Co.	329	24,053
EMS-Chemie Holding AG	20	18,075
Johnson Matthey PLC	468	14,760
JSR Corp.	493	10,524
Kuraray Co., Ltd.	773	7,898
LyondellBasell Industries NV – Class A	646	42,300
Mitsubishi Chemical Holdings Corp.	3,102	18,115
Mitsubishi Gas Chemical Co., Inc.	382	6,821
Mitsui Chemicals, Inc.	446	10,461

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nitto Denko Corp.	384	$23,316
Nutrien Ltd.	1,384	51,260
Solvay SA	180	15,509
Sumitomo Chemical Co., Ltd.	3,610	11,709
Tosoh Corp.	630	9,320

		375,030

Construction Materials – 0.1%
CRH PLC	1,902	70,936

Containers & Packaging – 0.1%
AMCOR PLC(d)	3,886	42,979
International Paper Co.	902	32,716
Packaging Corp. of America	229	23,184

		98,879

Metals & Mining – 0.5%
Anglo American PLC	2,976	73,134
Boliden AB	662	19,779
Fortescue Metals Group Ltd.	4,103	52,442
Nucor Corp.	731	33,231
Rio Tinto Ltd.	899	64,692
Rio Tinto PLC	2,718	169,034

		412,312

Paper & Forest Products – 0.0%
UPM-Kymmene Oyj	1,293	39,244

		996,401

Real Estate – 0.3%
Real Estate Management & Development – 0.3%
Aroundtown SA(d)	2,791	15,289
CK Asset Holdings Ltd.	6,264	33,999
Daito Trust Construction Co., Ltd.	156	13,826
Daiwa House Industry Co., Ltd.	1,372	36,686
Hang Lung Properties Ltd.	4,904	13,819
Henderson Land Development Co., Ltd.	3,519	13,833
Hongkong Land Holdings Ltd.	2,827	10,817
Kerry Properties Ltd.	1,588	4,124
New World Development Co., Ltd.	3,717	19,275
Sino Land Co., Ltd.	7,588	8,832
Sun Hung Kai Properties Ltd.	3,159	42,383
Swire Properties Ltd.	2,835	7,674
Swiss Prime Site AG	184	16,586
Wharf Real Estate Investment Co., Ltd.	4,046	16,816

		253,959

Total Common Stocks (cost $19,608,914)		21,153,497

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 6.8%
Real Estate – 6.8%
Diversified REITs – 1.5%
Armada Hoffler Properties, Inc. Series A 6.75%	10,550	$255,521
Colony Capital, Inc. Series H 7.125%	8,400	180,600
Colony Capital, Inc. Series I 7.15%	3,025	65,159
Gladstone Commercial Corp. Series E 6.625%	10,250	260,042
Global Net Lease, Inc. Series A 7.25%	5,900	152,810
Global Net Lease, Inc. Series B 6.875%	3,550	89,003
Investors Real Estate Trust Series C 6.625%	1,675	43,048
PS Business Parks, Inc. Series Z 4.875%	1,600	42,816
Spirit Realty Capital, Inc. Series A 6.00%	6,800	176,324
Vornado Realty Trust Series K 5.70%	1,600	40,512

		1,305,835

Hotel & Resort REITs – 1.1%
Ashford Hospitality Trust, Inc. Series F 7.375%	8,650	39,185
Ashford Hospitality Trust, Inc. Series G 7.375%	619	2,773
DiamondRock Hospitality Co. 8.25%	9,800	243,040
Hersha Hospitality Trust Series C 6.875%	400	6,120

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hersha Hospitality Trust Series E 6.50%	4,562	$65,875
Pebblebrook Hotel Trust Series C 6.50%	2,600	56,238
Pebblebrook Hotel Trust Series F 6.30%	5,600	119,616
Summit Hotel Properties, Inc. Series E 6.25%	10,500	225,540
Sunstone Hotel Investors, Inc. Series E 6.95%	4,000	98,000
Sunstone Hotel Investors, Inc. Series F 6.45%	6,300	152,775

		1,009,162

Industrial REITs – 0.7%
Monmouth Real Estate Investment Corp. Series C 6.125%	9,500	237,310
Rexford Industrial Realty, Inc. Series A 5.875%	2,250	58,117
Rexford Industrial Realty, Inc. Series B 5.875%	6,850	182,210
Rexford Industrial Realty, Inc. Series C 5.625%	4,000	107,680

		585,317

Office REITs – 0.1%
City Office REIT, Inc. Series A 6.625%	1,625	40,982
SL Green Realty Corp. Series I 6.50%	3,100	81,220

		122,202

Real Estate Operating Companies – 0.3%
Brookfield Property Partners LP Series A2 6.375%	12,000	265,200

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Residential REITs – 0.7%
American Homes 4 Rent Series D 6.50%	4,764	$123,626
American Homes 4 Rent Series F 5.875%	5,350	143,112
American Homes 4 Rent Series H 6.25%	1,725	48,076
Bluerock Residential Growth REIT, Inc. Series A 8.25%	975	24,239
UMH Properties, Inc. Series C 6.75%	11,200	282,016
UMH Properties, Inc. Series D 6.375%	2,000	49,500

		670,569

Retail REITs – 1.5%
Brookfield Property REIT, Inc. Series A 6.375%	7,425	139,293
Cedar Realty Trust, Inc. Series C 6.50%	9,475	176,235
Saul Centers, Inc. Series D 6.125%	10,000	245,000
SITE Centers Corp. Series A 6.375%	15,800	393,420
Taubman Centers, Inc. Series J 6.50%	7,050	150,800
Urstadt Biddle Properties, Inc. Series H 6.25%	9,375	225,187
Urstadt Biddle Properties, Inc. Series K 5.875%	2,500	59,724

		1,389,659

Specialized REITs – 0.9%
Digital Realty Trust, Inc. Series L 5.20%	12,150	334,125

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

National Storage Affiliates Trust Series A 6.00%	4,938	$134,412
Public Storage Series E 4.90%	40	1,032
Public Storage Series L 4.625%	4,200	114,996
Public Storage Series M 4.125%	2,650	70,278
QTS Realty Trust, Inc. Series A 7.125%	3,900	107,718

		762,561

Total Preferred Stocks (cost $6,461,404)		6,110,505

INVESTMENT COMPANIES – 2.1%
Funds and Investment Trusts – 2.1%(h)
Vanguard Global ex-U.S. Real Estate ETF	18,779	933,317
Vanguard Real Estate ETF	12,123	991,055

Total Investment Companies (cost $2,128,980)		1,924,372

	Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Series 2014-HQ2, Class M3 3.925% (LIBOR 1 Month + 3.75%), 09/25/2024(i) (cost $255,350)	$250	254,072

Total Investments – 88.6% (cost $77,281,745)		79,850,968
Other assets less liabilities – 11.4%		10,220,642

Net Assets – 100.0%		$90,071,610

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	6	September 2020	$652,593	$(3,690)
10 Yr Japan Bond (OSE) Futures	1	September 2020	1,431,242	(3,924)
Euro STOXX 50 Index Futures	49	September 2020	1,909,181	47,323
FTSE 100 Index Futures	12	September 2020	956,284	(16,992)
Hang Seng Index Futures	7	September 2020	1,132,390	(18,096)
MSCI Emerging Markets Futures	12	September 2020	660,240	23,391
MSCI Singapore Index ETS Futures	39	September 2020	834,578	(7,683)
S&P 500 E-Mini Futures	78	September 2020	13,645,710	1,677,977
S&P/TSX 60 Index Futures	3	September 2020	454,939	31,971
SPI 200 Futures	3	September 2020	333,557	9,343
TOPIX Index Futures	10	September 2020	1,525,752	42,046
U.S. T-Note 10 Yr (CBT) Futures	90	December 2020	12,532,500	(9,910)

Sold Contracts
10 Yr Canadian Bond Futures	9	December 2020	1,041,484	6,680
10 Yr Mini Japan Government Bond Futures	6	September 2020	858,349	1,449
Euro STOXX 50 Futures	12	September 2020	467,554	4,618
Euro-Bund Futures	9	September 2020	1,885,541	2,173
Long Gilt Futures	1	December 2020	180,475	1,589
OMXS30 Index Futures	48	September 2020	979,445	3,425
S&P 500 E-Mini Futures	1	September 2020	174,945	(8,999)
SPI 200 Futures	6	September 2020	667,114	(8,210)
U.S. T-Note 10 Yr (CBT) Futures	3	December 2020	417,750	160

				$1,774,641

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	17,896	USD	250	09/14/2020	$8,815
Barclays Bank PLC	IDR	1,447,310	USD	97	10/15/2020	(1,653)
Barclays Bank PLC	PHP	4,061	USD	83	11/10/2020	(762)
Barclays Bank PLC	USD	595	EUR	501	09/16/2020	3,198
Barclays Bank PLC	USD	455	CNY	3,179	11/18/2020	6,639
Barclays Bank PLC	USD	56	RUB	4,158	09/14/2020	(192)
Barclays Bank PLC	USD	365	THB	11,532	10/27/2020	5,181
Citibank, NA	COP	539,852	USD	143	09/17/2020	(1,188)
Citibank, NA	USD	97	COP	355,191	09/17/2020	(2,388)
Deutsche Bank AG	PEN	667	USD	187	09/17/2020	(1,551)
Deutsche Bank AG	PEN	873	USD	248	09/17/2020	1,882
Deutsche Bank AG	USD	515	CAD	680	09/16/2020	6,438
Goldman Sachs Bank USA	PHP	27,938	USD	568	11/10/2020	(6,847)
Goldman Sachs Bank USA	CZK	15,518	USD	696	10/22/2020	(8,794)
Goldman Sachs Bank USA	BRL	2,516	USD	485	09/02/2020	25,410
Goldman Sachs Bank USA	CHF	1,117	USD	1,232	09/16/2020	(3,857)
Goldman Sachs Bank USA	AUD	942	USD	678	09/16/2020	(16,620)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	460	BRL	2,516	09/02/2020	$(604)
Goldman Sachs Bank USA	USD	857	RUB	61,343	09/14/2020	(30,925)
Goldman Sachs Bank USA	USD	672	INR	51,034	10/15/2020	20,686
Goldman Sachs Bank USA	USD	113	CLP	86,799	09/17/2020	(1,415)
HSBC Bank USA	BRL	2,516	USD	460	09/02/2020	604
HSBC Bank USA	BRL	2,516	USD	452	10/02/2020	(6,516)
HSBC Bank USA	USD	453	BRL	2,516	09/02/2020	6,488
JPMorgan Chase Bank, NA	IDR	1,416,878	USD	95	10/15/2020	(1,394)
JPMorgan Chase Bank, NA	COP	355,191	USD	96	09/17/2020	1,646
JPMorgan Chase Bank, NA	INR	14,806	USD	197	10/15/2020	(4,433)
JPMorgan Chase Bank, NA	NOK	4,644	USD	524	09/16/2020	(7,675)
JPMorgan Chase Bank, NA	USD	792	CAD	1,047	09/16/2020	10,812
JPMorgan Chase Bank, NA	USD	668	SEK	5,804	09/16/2020	3,407
JPMorgan Chase Bank, NA	USD	847	IDR	12,538,268	10/15/2020	9,597
Morgan Stanley & Co., Inc.	TWD	1,244	USD	43	11/18/2020	133
Morgan Stanley & Co., Inc.	PEN	1,009	USD	286	09/17/2020	1,183
Natwest Markets PLC	CLP	719,761	USD	927	09/17/2020	912
State Street Bank & Trust Co.	HUF	102,134	USD	347	10/22/2020	4,389
State Street Bank & Trust Co.	SEK	2,945	USD	335	09/16/2020	(5,272)
State Street Bank & Trust Co.	NOK	1,780	USD	205	09/16/2020	879
State Street Bank & Trust Co.	SEK	998	USD	116	09/16/2020	307
State Street Bank & Trust Co.	PLN	1,001	USD	269	10/22/2020	(3,013)
State Street Bank & Trust Co.	AUD	475	USD	341	09/16/2020	(9,612)
State Street Bank & Trust Co.	AUD	394	USD	291	09/16/2020	582
State Street Bank & Trust Co.	GBP	438	USD	573	09/16/2020	(12,396)
State Street Bank & Trust Co.	NZD	210	USD	138	10/27/2020	(3,007)
State Street Bank & Trust Co.	EUR	100	USD	118	09/16/2020	(1,156)
State Street Bank & Trust Co.	GBP	81	USD	108	09/16/2020	116
State Street Bank & Trust Co.	USD	132	CHF	119	09/16/2020	(509)
State Street Bank & Trust Co.	USD	119	CAD	155	09/16/2020	(46)
State Street Bank & Trust Co.	USD	620	NZD	947	09/16/2020	18,475
State Street Bank & Trust Co.	USD	184	NZD	273	09/16/2020	(488)
State Street Bank & Trust Co.	USD	217	ZAR	3,603	09/03/2020	(4,209)
State Street Bank & Trust Co.	USD	147	NOK	1,379	10/16/2020	11,311
State Street Bank & Trust Co.	USD	350	ZAR	6,111	09/03/2020	9,976
State Street Bank & Trust Co.	USD	460	MXN	10,426	10/08/2020	14,158
State Street Bank & Trust Co.	USD	118	JPY	12,508	09/16/2020	335
State Street Bank & Trust Co.	USD	434	HUF	127,404	10/22/2020	(6,493)

						$30,544

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(j)	Citibank, NA	200	EUR	3,450.00	September 2020	EUR	690	$2,470	$(1,407)
FTSE 100 Index(j)	Citibank, NA	40	GBP	6,100.00	September 2020	GBP	244	8,065	(2,315)
Nikkei 225 Index(j)	Goldman Sachs International	3,000	JPY	23,750.00	September 2020	JPY	71,250	2,578	(1,939)
S&P 500 Index(j)	Goldman Sachs International	1,400	USD	3,615.00	September 2020	USD	5,061	19,559	(19,559)

								$32,672	$(25,220)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(j)	Citibank, NA	200	EUR	3,125.00	September 2020	EUR	625	$4,809	$(6,355)
FTSE 100 Index(j)	Citibank, NA	40	GBP	6,100.00	September 2020	GBP	244	6,727	(9,836)
Nikkei 225 Index(j)	Goldman Sachs International	3,000	JPY	21,375.00	September 2020	JPY	64,125	736	(852)
S&P 500 Index(j)	Goldman Sachs International	1,400	USD	3,355.00	September 2020	USD	4,697	30,036	(30,036)

								$42,308	$(47,079)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)%	Quarterly	3.55%	USD	900	$(60,023)	$(71,298)	$11,275

Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.65	USD	1,897	128,294	16,307	111,987
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.65	USD	949	64,146	26,130	38,016

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00%	Quarterly	3.22%	EUR	600	$62,099	$36,239	$25,860
iTraxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.22	EUR	750	77,758	58,812	18,946
iTraxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.22	EUR	210	21,778	12,902	8,876

						$294,052	$79,092	$214,960

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,092	01/15/2025	1.673%	CPI	#	Maturity	$(3,710)	$—	$(3,710)
USD	1,170	01/15/2028	0.735%	CPI	#	Maturity	105,959	—	105,959
USD	1,080	01/15/2028	1.230%	CPI	#	Maturity	53,045	—	53,045
USD	310	01/15/2028	1.230%	CPI	#	Maturity	15,226	—	15,226
USD	630	01/15/2030	1.585%	CPI	#	Maturity	19,438	—	19,438
USD	75	01/15/2030	1.587%	CPI	#	Maturity	2,297	—	2,297
USD	75	01/15/2030	1.572%	CPI	#	Maturity	2,422	—	2,422

							$194,677	$—	$194,677

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,060	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$50,405	$—	$50,405
USD	820	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	39,886	—	39,886
USD	3,280	11/29/2024	3 Month LIBOR	1.535%	Quarterly/Semi-Annual	186,521	—	186,521

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	194	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	$9,289	$—	$9,289
USD	436	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	22,005	—	22,005
CHF	680	11/13/2028	6 Month LIBOR	0.510%	Semi-Annual/Annual	56,014	—	56,014
USD	145	10/09/2029	3 Month LIBOR	1.476%	Quarterly/Semi-Annual	11,526	—	11,526
USD	145	10/09/2029	3 Month LIBOR	1.479%	Quarterly/Semi-Annual	11,567	—	11,567
USD	820	01/15/2030	3 Month LIBOR	0.647%	Quarterly/Semi-Annual	(1,660)	—	(1,660)
CHF	160	02/07/2030	6 Month LIBOR	(0.332)%	Semi-Annual/Annual	(1,303)	—	(1,303)
SEK	2,840	03/30/2030	3 Month STIBOR	0.519%	Quarterly/Annual	4,857	—	4,857
SEK	10	04/16/2030	3 Month STIBOR	0.476%	Quarterly/Annual	11	—	11
NOK	1,230	05/05/2030	6 Month NIBOR	0.885%	Semi-Annual/Annual	(2,301)	—	(2,301)
CHF	280	05/05/2030	6 Month LIBOR	(0.335)%	Semi-Annual/Annual	(2,751)	—	(2,751)
CHF	240	06/02/2030	6 Month LIBOR	(0.337)%	Semi-Annual/Annual	(2,505)	(1)	(2,504)
NOK	1,130	06/23/2030	6 Month NIBOR	0.916%	Semi-Annual/Annual	(1,801)	—	(1,801)
SEK	500	06/23/2030	3 Month STIBOR	0.354%	Quarterly/Annual	(205)	—	(205)
SEK	5,700	07/02/2030	3 Month STIBOR	0.287%	Quarterly/Annual	(6,799)	—	(6,799)
NOK	960	07/02/2030	6 Month NIBOR	0.890%	Semi-Annual/Annual	(1,816)	—	(1,816)
NOK	540	07/10/2030	6 Month NIBOR	0.900%	Semi-Annual/Annual	(967)	—	(967)
NOK	8,040	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/Annual	(21,522)	—	(21,522)
NZD	890	08/27/2030	0.565%	3 Month BKBM	Semi-Annual/Quarterly	2,433	—	2,433

						$350,884	$(1)	$350,885

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	23.08%	USD	8	$(2,536)	$(786)	$(1,750)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	70	(22,190)	(8,871)	(13,319)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	81	(25,678)	(7,834)	(17,844)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	3	(951)	(297)	(654)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	54	(17,114)	(5,360)	(11,754)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	138	(43,746)	(16,849)	(26,897)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	4	(1,268)	(492)	(776)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	149	(47,220)	(21,244)	(25,976)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	69	(21,874)	(6,477)	(15,397)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	23.08	USD	7	(2,219)	(883)	(1,336)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at August 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	23.08%	USD	26	$(8,242)	$(3,281)	$(4,961)

						$(193,038)	$(72,374)	$(120,664)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,083	09/20/2020	2.263%	CPI	#	Maturity	$(40,221)	$—	$(40,221)
Barclays Bank PLC	USD	2,079	10/15/2020	2.208%	CPI	#	Maturity	(34,145)	—	(34,145)
Barclays Bank PLC	USD	1,067	10/15/2020	2.210%	CPI	#	Maturity	(17,579)	—	(17,579)
Citibank, NA	USD	1,520	10/17/2020	2.220%	CPI	#	Maturity	(25,269)	—	(25,269)

								$(117,214)	$—	$(117,214)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	195	10/09/2029	1.120%	SIFMA	*	Quarterly	$(10,849)	$—	$(10,849)
Citibank, NA	USD	195	10/09/2029	1.125%	SIFMA	*	Quarterly	(10,948)	—	(10,948)

								$(21,797)	$—	$(21,797)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Marketing Index Future	0.14%	Maturity	USD	750	09/30/2020	$	– 0	–
Swiss Marketing Index Future	0.14%	Maturity	USD	30,357	09/30/2020		– 0	–

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Marketing Index Future	0.00%	Maturity	CHF	101	09/18/2020	$3,139

						$3,139

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate market value of these securities amounted to $4,455,440 or 4.9% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.30% of net assets as of August 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	$213,776	$188,002	0.21%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	100,000	80,000	0.09%

(c)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of August 31, 2020 and the aggregate market value of this security amounted to $169,969 or 0.19% of net assets.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	When-Issued or delayed delivery security.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2020.

(j)	One contract relates to 1 share.

As of August 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.1% and 0.0%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

AGM – Assured Guaranty Municipal

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

August 31, 2020

Assets
Investments in securities, at value (cost $77,281,745)	$79,850,968
Cash	8,975,781
Cash collateral due from broker	2,992,899
Foreign currencies, at value (cost $588,819)	603,048
Unaffiliated interest and dividends receivable	697,256
Unrealized appreciation on forward currency exchange contracts	173,559
Receivable for investment securities sold	145,939
Receivable for shares of beneficial interest sold	51,790
Receivable for variation margin on centrally cleared swaps	45,328
Unrealized appreciation on total return swaps	3,139
Affiliated dividends receivable	719
Other assets	94

Total assets	93,540,520

Liabilities
Options written, at value (premiums received $74,980)	72,299
Payable for investment securities purchased	2,466,665
Market value on credit default swaps (net premiums received $72,374)	193,038
Unrealized depreciation on forward currency exchange contracts	143,015
Payable for variation margin on futures	118,448
Unrealized depreciation on inflation swaps	117,214
Payable for shares of beneficial interest redeemed	99,233
Payable for terminated interest rate swaps	42,526
Unrealized depreciation on interest rate swaps	21,797
Advisory fee payable	18,140
Distribution fee payable	14,095
Payable for terminated total return swaps	11,159
Trustees’ fees payable	4,143
Transfer Agent fee payable	3,263
Accrued expenses and other liabilities	143,875

Total liabilities	3,468,910

Net Assets	$90,071,610

Composition of Net Assets
Shares of beneficial interest, at par	$76
Additional paid-in capital	92,233,856
Accumulated loss	(2,162,322)

$90,071,610

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,676,733	4,623,691	$11.83	*

C	$4,131,166	342,474	$12.06

Advisor	$31,263,711	2,639,806	$11.84

*	The maximum offering price per share for Class A shares was $12.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended August 31, 2020

Investment Income
Interest	$1,970,600
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $46,296)	1,498,929
Affiliated issuers	30,484	$3,500,013

Expenses
Advisory fee (see Note B)	527,915
Distribution fee—Class A	149,842
Distribution fee—Class B	992
Distribution fee—Class C	48,780
Transfer agency—Class A	47,620
Transfer agency—Class B	113
Transfer agency—Class C	4,065
Transfer agency—Advisor Class	24,552
Custody and accounting	170,716
Audit and tax	94,068
Registration fees	53,397
Printing	38,120
Legal	31,755
Trustees’ fees	17,992
Miscellaneous	30,760

Total expenses	1,240,687
Less: expenses waived and reimbursed by the Adviser (see Note B)	(336,122)

Net expenses		904,565

Net investment income		2,595,448

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(4,586,268)
Forward currency exchange contracts		141,566
Futures		1,302,087
Options written		(987,273)
Swaps		(1,779,466)
Foreign currency transactions		125,192
Net change in unrealized appreciation/depreciation of:
Investments(b)		(2,224,063)
Forward currency exchange contracts		(50,730)
Futures		1,689,363
Options written		(169,399)
Swaps		292,491
Foreign currency denominated assets and liabilities		234,687

Net loss on investment and foreign currency transactions		(6,011,813)

Net Decrease in Net Assets from Operations		$(3,416,365)

(a)	Net of foreign capital gains taxes of $5,617.

(b)	Net of increase in accrued foreign capital gains taxes of $1,181.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,595,448	$3,024,235
Net realized gain (loss) on investment and foreign currency transactions	(5,784,162)	1,008,470
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(227,651)	2,904,806

Net increase (decrease) in net assets from operations	(3,416,365)	6,937,511
Distributions to Shareholders
Class A	(2,986,845)	(4,034,999)
Class B	(1,897)	(29,949)
Class C	(201,470)	(347,801)
Advisor Class	(1,617,428)	(2,148,472)
Transactions in Shares of Beneficial Interest
Net decrease	(5,914,904)	(8,588,886)

Total decrease	(14,138,909)	(8,212,596)
Net Assets
Beginning of period	104,210,519	112,423,115

End of period	$90,071,610	$104,210,519

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2020

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$46,725,765		$	– 0	–	$46,725,765
Short-Term Municipal Notes				3,682,757					3,682,757
Common Stocks:
Health Care		2,579,495		1,600,504			– 0	–	4,179,999
Consumer Staples		2,844,506		832,902			– 0	–	3,677,408
Financials		1,500,433		1,113,413			– 0	–	2,613,846
Industrials		1,505,644		910,411			– 0	–	2,416,055
Communication Services		1,248,786		502,622			– 0	–	1,751,408
Utilities		1,028,873		556,396			– 0	–	1,585,269
Information Technology		1,289,609		170,955			– 0	–	1,460,564
Consumer Discretionary		195,629		1,006,149			– 0	–	1,201,778
Energy		739,437		277,373			– 0	–	1,016,810
Materials		330,804		665,597			– 0	–	996,401
Real Estate		– 0	–	253,959			– 0	–	253,959
Preferred Stocks		6,110,505		– 0	–		– 0	–	6,110,505
Investment Companies		1,924,372		– 0	–		– 0	–	1,924,372
Collateralized Mortgage Obligations		– 0	–	254,072			– 0	–	254,072

Total Investments in Securities		21,298,093		58,552,875			– 0	–	79,850,968
Other Financial Instruments(a):
Assets:
Futures		1,745,390		106,755			– 0	–	1,852,145	(b)
Forward Currency Exchange Contracts		– 0	–	173,559			– 0	–	173,559
Centrally Cleared Credit Default Swaps		– 0	–	354,075			– 0	–	354,075	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	198,387			– 0	–	198,387	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	394,514			– 0	–	394,514	(b)
Total Return Swaps		– 0	–	3,139			– 0	–	3,139
Liabilities:
Futures		(26,523)		(50,981)			– 0	–	(77,504	)(b)
Forward Currency Exchange Contracts		– 0	–	(143,015)			– 0	–	(143,015)
Call Options Written		– 0	–	(25,220)			– 0	–	(25,220)
Put Options Written		– 0	–	(47,079)			– 0	–	(47,079)
Centrally Cleared Credit Default Swaps		– 0	–	(60,023)			– 0	–	(60,023	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(3,710)			– 0	–	(3,710	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(43,630)			– 0	–	(43,630	)(b)
Credit Default Swaps		– 0	–	(193,038)			– 0	–	(193,038)
Inflation (CPI) Swaps		– 0	–	(117,214)			– 0	–	(117,214)
Interest Rate Swaps		– 0	–	(21,797)			– 0	–	(21,797)

Total		$23,016,960		$59,077,597		$	– 0	–	$82,094,557	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

The amount of $8,407,002 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively. For the year ended August 31, 2020, such reimbursement amounted to $330,396. The Expense Caps will remain in effect through December 31, 2020.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $39,410 for the year ended August 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $728 from the sale of Class A shares and received $106 and $114 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2020, such waiver amounted to $5,726.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2020 is as follows:

Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/20 (000)			Dividend Income (000)
Government Money Market Portfolio	$2,371	$66,084	$68,455	$	– 0	–	$30

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest

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in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this

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reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$30,063,194	$42,199,634
U.S. government securities	255,625	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$77,691,798

Gross unrealized appreciation	$8,379,997
Gross unrealized depreciation	(5,780,767)

Net unrealized appreciation	$2,599,230

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in

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foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange

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contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised,

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the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended August 31, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net

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amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two

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parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the

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swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or

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index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$12,051	*	Receivable/Payable for variation margin on futures	$17,524	*

Equity contracts	Receivable/Payable for variation margin on futures	1,840,094	*	Receivable/Payable for variation margin on futures	59,980	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	214,960	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$592,901	*	Receivable/Payable for variation margin on centrally cleared swaps	$47,339	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	173,559		Unrealized depreciation on forward currency exchange contracts	143,015

Equity contracts				Options written, at value	72,299

Interest rate contracts				Unrealized depreciation on interest rate swaps	21,797

Interest rate contracts				Unrealized depreciation on inflation swaps	117,214

Credit contracts				Market value on credit default swaps	193,038

Equity contracts	Unrealized appreciation on total return swaps	3,139

Total		$2,836,704			$672,206

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$541,742	$13,193

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	760,345	1,676,170

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	141,566	(50,730)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(987,273)	(169,399)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,841	210,863

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,296	78,489

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,801,603)	3,139

Total		$(1,323,086)	$1,761,725

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2020:

Futures:
Average notional amount of buy contracts	$23,495,847
Average notional amount of sale contracts	$5,371,193
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,866,035
Average principal amount of sale contracts	$17,833,091
Options Written:
Average notional amount	$17,710,252
Interest Rate Swaps:
Average notional amount	$394,798	(a)
Inflation Swaps:
Average notional amount	$9,643,769
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,717,680
Centrally Cleared Inflation Swaps:
Average notional amount	$5,063,385
Credit Default Swaps:
Average notional amount of sale contracts	$609,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$955,556	(b)
Average notional amount of sale contracts	$3,314,632	(c)
Total Return Swaps:
Average notional amount	$29,121,958

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for nine months during the year.

(c)	Positions were open for three months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2020. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$8,815	$	– 0	–	$	– 0	–	$	– 0	–	$8,815
Barclays Bank PLC	15,018		(15,018)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	8,320		(1,551)			– 0	–		– 0	–	6,769
Goldman Sachs Bank USA/Goldman Sachs International	46,096		(46,096)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	7,092		(6,516)			– 0	–		– 0	–	576
JPMorgan Chase Bank, NA	25,462		(13,502)			– 0	–		– 0	–	11,960
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	4,455		– 0	–		– 0	–		– 0	–	4,455
Natwest Markets PLC	912		– 0	–		– 0	–		– 0	–	912
State Street Bank & Trust Co.	60,528		(46,201)			– 0	–		– 0	–	14,327

Total	$176,698		$(128,884)		$	– 0	–	$	– 0	–	$47,814	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$94,552	$(15,018)		$	– 0	–	$	– 0	–	$79,534
Citibank, NA	70,555	– 0	–		– 0	–		– 0	–	70,555
Citigroup Global Markets, Inc.	24,726	– 0	–		– 0	–		– 0	–	24,726
Credit Suisse International	88,757	– 0	–		– 0	–		– 0	–	88,757
Deutsche Bank AG	1,551	(1,551)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	201,003	(46,096)			(154,907)			– 0	–	– 0	–
HSBC Bank USA	6,516	(6,516)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	13,502	(13,502)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	46,201	(46,201)			– 0	–		– 0	–	– 0	–

Total	$547,363	$(128,884)			$(154,907)		$	– 0	–	$263,572	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Class A
Shares sold	215,245	98,859	$2,743,264	$1,184,752

Shares issued in reinvestment of dividends and distributions	212,644	303,032	2,623,471	3,579,464

Shares converted from Class B	42,297	7,222	546,700	88,478

Shares converted from Class C	78,955	137,933	946,823	1,720,815

Shares redeemed	(1,024,381)	(884,188)	(11,875,720)	(10,679,260)

Net decrease	(475,240)	(337,142)	$(5,015,462)	$(4,105,751)

Class B
Shares sold	225	3,036	$2,968	$38,131

Shares issued in reinvestment of dividends and distributions	133	2,326	1,757	27,985

Shares converted to Class A	(41,244)	(7,049)	(546,700)	(88,478)

Shares redeemed	(314)	(4,521)	(4,141)	(55,632)

Net decrease	(41,200)	(6,208)	$(546,116)	$(77,994)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Class C
Shares sold	55,349	39,486	$617,544	$489,541

Shares issued in reinvestment of dividends and distributions	14,105	26,440	178,494	316,063

Shares converted to Class A	(77,461)	(135,523)	(946,823)	(1,720,815)

Shares redeemed	(75,986)	(76,278)	(879,064)	(962,037)

Net decrease	(83,993)	(145,875)	$(1,029,849)	$(1,877,248)

Advisor Class
Shares sold	1,001,535	395,600	$11,746,117	$4,802,530

Shares issued in reinvestment of dividends and distributions	101,699	152,930	1,253,140	1,807,364

Shares redeemed	(1,059,496)	(745,910)	(12,322,734)	(9,137,787)

Net increase (decrease)	43,738	(197,380)	$676,523	$(2,527,893)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly

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NOTES TO FINANCIAL STATEMENTS (continued)

known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are

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NOTES TO FINANCIAL STATEMENTS (continued)

dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$1,888,525		$5,393,455
Net long-term capital gains	– 0	–	829,397

Total taxable distributions paid	$1,888,525		$6,222,852
Tax-exempt income	2,919,115		338,369

Total distributions paid	$4,807,640		$6,561,221

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$109,105
Undistributed tax-exempt income	72,276
Accumulated capital and other losses	(5,056,488	)(a)
Unrealized appreciation/(depreciation)	2,712,786	(b)

Total accumulated earnings/(deficit)	$(2,162,321)

(a)	As of August 31, 2020, the Fund had a net capital loss carryforward of $4,968,348. As of August 31, 2020, the cumulative deferred loss on straddles was $88,140.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had a net short-term capital loss carryforward of $4,968,348, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.75	$ 12.68	$ 13.93	$ 13.20	$ 13.32

Income From Investment Operations

Net investment income(a)(b)	.32	.35	.36	.34	†	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.64)	.49	(.01)	.65	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.32)	.84	.35	.99	.54

Less: Dividends and Distributions

Dividends from net investment income	(.60)	(.37)	(.69)	(.19)	(.21)

Distributions from net realized gain on investment transactions	– 0	–	(.40)	(.91)	(.07)	(.45)

Total dividends and distributions	(.60)	(.77)	(1.60)	(.26)	(.66)

Net asset value, end of period	$ 11.83	$ 12.75	$ 12.68	$ 13.93	$ 13.20

Total Return

Total investment return based on net asset value(d)*	(2.72)%	7.22%	2.54	%+	7.64	%†+	4.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,677	$64,994	$68,946	$77,486	$73,526

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.98%	.99%	.99%	1.08%	1.13%

Expenses, before waivers/reimbursements(e)(f)‡	1.33%	1.35%	1.31%	1.25%	1.19%

Net investment income(b)	2.66%	2.85%	2.77%	2.57	%†	1.31%

Portfolio turnover rate	35%	22%	50%	85%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.02%	.04%	.11%	.16%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.98	$ 12.90	$ 13.93	$ 13.19	$ 13.30

Income From Investment Operations

Net investment income(a)(b)	.24	.26	.27	.23†	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.66)	.49	(.02)	.66	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.42)	.75	.25	.89	.44

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.27)	(.37)	(.08)	(.10)

Distributions from net realized gain on investment transactions	– 0	–	(.40)	(.91)	(.07)	(.45)

Total dividends and distributions	(.50)	(.67)	(1.28)	(.15)	(.55)

Net asset value, end of period	$ 12.06	$ 12.98	$ 12.90	$ 13.93	$ 13.19

Total Return

Total investment return based on net asset value(d)*	(3.37)%	6.33%	1.83	%+	6.82	%†+	3.40%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,131	$5,537	$7,383	$11,986	$24,955

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.73%	1.74%	1.74%	1.86%	1.89%

Expenses, before waivers/reimbursements(e)(f)‡	2.09%	2.10%	2.05%	1.99%	1.94%

Net investment income(b)	1.92%	2.11%	2.02%	1.72	%†	.56%

Portfolio turnover rate	35%	22%	50%	85%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.02%	.04%	.11%	.16%
See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.77	$ 12.70	$ 13.96	$ 13.24	$ 13.36

Income From Investment Operations

Net investment income(a)(b)	.35	.38	.39	.37†	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.65)	.49	.00	(c)	.64	.38

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.30)	.87	.39	1.01	.58

Less: Dividends and Distributions

Dividends from net investment income	(.63)	(.40)	(.74)	(.22)	(.25)

Distributions from net realized gain on investment transactions	– 0	–	(.40)	(.91)	(.07)	(.45)

Total dividends and distributions	(.63)	(.80)	(1.65)	(.29)	(.70)

Net asset value, end of period	$ 11.84	$ 12.77	$ 12.70	$ 13.96	$ 13.24

Total Return

Total investment return based on net asset value(d)*	(2.47)%	7.48%	2.95%	7.84	%†+	4.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,264	$33,141	$35,479	$39,646	$39,382

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.73%	.74%	.74%	.84%	.89%

Expenses, before waivers/reimbursements(e)(f)‡	1.08%	1.10%	1.06%	1.00%	.94%

Net investment income(b)	2.91%	3.10%	3.02%	2.81	%†	1.55%

Portfolio turnover rate	35%	22%	50%	85%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.02%	.04%	.11%	.16%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years August 31, 2020 and August 31, 2017, such waiver amounted to .01% and .04%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	N/A	N/A	.99%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.30%	N/A	N/A

Class C
Net of waivers/reimbursements	N/A	N/A	1.74%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	2.04%	N/A	N/A

Advisor Class
Net of waivers/reimbursements	N/A	N/A	.74%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.05%	N/A	N/A

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017 and August 31, 2016 by .01%, .01% and .02%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed All Market Income Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2020. For individual shareholders, the Fund designates 71.11% of dividends paid as qualified dividend income. For corporate shareholders, 31.11% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.97% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Morgan C. Harting 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Emilie D. Wrapp 64	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for

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setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 107

NOTES

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0151-0820

AUG    08.31.20

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 6, 2020

This report provides management’s discussion of fund performance for AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2020 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	12.37%	12.44%

Class C Shares	11.94%	11.63%

Advisor Class Shares[1]	12.52%	12.78%

MSCI ACWI (net)	15.22%	16.52%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2020.

For both periods, all share classes underperformed the benchmark, before sales charges. During the 12-month period, stock selection was the largest detractor, relative to the benchmark, while sector selection, country selection and currency selection were modest contributors. The Fund’s underweight to mega-cap companies in consumer discretionary and technology detracted from performance, as did smaller cap value stocks in the US, and weak stock selection in international small-cap stocks.

Similarly, for the six-month period, stock selection was the major detractor from returns, while positive sector selection modestly contributed to offset the underperformance. US and international large-cap stocks detracted from performance. The concentration of returns within mega-cap growth stocks in the US and China, where the Fund is underweight, was a significant headwind to performance, as the Fund’s focus on long-term compounders did not rally as strongly in the recovery period. The Fund’s overweight to smaller cap stocks was also a detractor. Strong stock selection within growth companies in US small- and mid-cap as well as international large-cap stocks contributed and helped to offset some of the underperformance.

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The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets, led by a strong US rally, recorded positive returns for the 12-month period ended August 31, 2020. US, international and emerging-market equities erased losses from March when the COVID-19 pandemic triggered a decline from all-time highs as global economies were shuttered amid stay-at-home mandates. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. Despite the widespread rebound, headwinds from a resurgence of US-China tensions, persistently high rates of COVID-19 cases in many countries and an unprecedented contraction of economic growth threatened to temper the acceleration of economic activity. For the period, growth stocks significantly outperformed value stocks, led by large-cap technology and health care companies. While small-cap stocks participated in the equity rally, large-cap stocks have performed much better.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade and high-yield corporate bonds led gains as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign and local bonds also ended the period with positive returns. The US dollar fell against all major developed-market currencies and was mixed against emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

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INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB Tax-Managed International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB Tax-Managed International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios,

(continued on next page)

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including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

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their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2010 TO 8/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2010 to 8/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.44%	7.63%

5 Years	8.45%	7.52%

10 Years	9.37%	8.90%

CLASS C SHARES

1 Year	11.63%	10.63%

5 Years	7.64%	7.64%

10 Years	8.57%	8.57%

ADVISOR CLASS SHARES[1]

1 Year	12.78%	12.78%

5 Years	8.73%	8.73%

10 Years	9.67%	9.67%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.13% and 1.13% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.02%, 1.77% and 0.77% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.92%

5 Years	7.53%

10 Years	7.63%

CLASS C SHARES

1 Year	5.67%

5 Years	7.65%

10 Years	7.30%

ADVISOR CLASS SHARES[1]

1 Year	7.79%

5 Years	8.74%

10 Years	8.39%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	1.69%

5 Years	5.82%

10 Years	6.57%

CLASS C SHARES

1 Year	4.64%

5 Years	6.19%

10 Years	6.46%

ADVISOR CLASS SHARES[1]

1 Year	6.43%

5 Years	6.94%

10 Years	7.25%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	2.40%

5 Years	5.58%

10 Years	5.96%

CLASS C SHARES

1 Year	3.97%

5 Years	5.77%

10 Years	5.76%

ADVISOR CLASS SHARES[1]

1 Year	5.33%

5 Years	6.52%

10 Years	6.58%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,123.70	$3.36	0.63%	$5.45	1.02%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%	$5.18	1.02%
Class C
Actual	$1,000	$1,119.40	$7.41	1.39%	$9.48	1.78%
Hypothetical**	$1,000	$1,018.15	$7.05	1.39%	$9.02	1.78%
Advisor Class
Actual	$1,000	$1,125.20	$2.03	0.38%	$4.11	0.77%
Hypothetical**	$1,000	$1,023.23	$1.93	0.38%	$3.91	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $698.7

1

All data are as of August 31, 2020. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

August 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.3%
Information Technology – 15.6%
Communications Equipment – 0.3%
Cisco Systems, Inc.	28,998	$1,224,295
F5 Networks, Inc.(a)	3,748	495,973

		1,720,268

Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	22,467	2,553,375

IT Services – 2.9%
Automatic Data Processing, Inc.	13,050	1,815,125
Booz Allen Hamilton Holding Corp.	10,322	908,955
Fidelity National Information Services, Inc.	1,953	294,610
Genpact Ltd.	46,545	1,963,268
PayPal Holdings, Inc.(a)	21,834	4,457,193
Visa, Inc. – Class A	52,386	11,105,308

		20,544,459

Semiconductors & Semiconductor Equipment – 3.4%
Intel Corp.	32,215	1,641,354
KLA Corp.	10,099	2,071,709
NVIDIA Corp.	7,967	4,262,186
NXP Semiconductors NV	23,222	2,920,399
QUALCOMM, Inc.	43,920	5,230,872
Texas Instruments, Inc.	35,161	4,998,136
Xilinx, Inc.	24,427	2,544,316

		23,668,972

Software – 5.6%
Adobe, Inc.(a)	8,636	4,433,636
Citrix Systems, Inc.	11,423	1,658,620
Microsoft Corp.	124,297	28,032,702
Oracle Corp.	66,875	3,826,587
VMware, Inc. – Class A(a)	8,086	1,167,942

		39,119,487

Technology Hardware, Storage & Peripherals – 3.0%
Apple, Inc.	164,868	21,274,567

		108,881,128

Health Care – 8.0%
Biotechnology – 1.1%
Gilead Sciences, Inc.	412	27,501
Regeneron Pharmaceuticals, Inc.(a)	5,818	3,606,753
Vertex Pharmaceuticals, Inc.(a)	13,959	3,896,236

		7,530,490

Health Care Equipment & Supplies – 1.6%
Align Technology, Inc.(a)	5,210	1,547,266
Edwards Lifesciences Corp.(a)	46,200	3,965,808

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Intuitive Surgical, Inc.(a)	2,145	$1,567,652
Medtronic PLC	35,608	3,826,792

		10,907,518

Health Care Providers & Services – 2.1%
Anthem, Inc.	15,523	4,370,035
UnitedHealth Group, Inc.	33,377	10,431,981

		14,802,016

Pharmaceuticals – 3.2%
Johnson & Johnson	38,386	5,888,796
Merck & Co., Inc.	16,217	1,382,824
Pfizer, Inc.	99,189	3,748,352
Roche Holding AG (Sponsored ADR)	148,443	6,486,959
Zoetis, Inc.	31,748	5,082,855

		22,589,786

		55,829,810

Communication Services – 7.4%
Diversified Telecommunication Services – 1.8%
Comcast Corp. – Class A	159,275	7,137,113
Verizon Communications, Inc.	85,003	5,038,128

		12,175,241

Entertainment – 0.9%
Electronic Arts, Inc.(a)	27,876	3,887,866
Take-Two Interactive Software, Inc.(a)	11,195	1,916,472
Walt Disney Co. (The)	3,242	427,522

		6,231,860

Interactive Media & Services – 4.5%
Alphabet, Inc. – Class A(a)	1,325	2,159,127
Alphabet, Inc. – Class C(a)	8,869	14,493,542
Facebook, Inc. – Class A(a)	50,103	14,690,200

		31,342,869

Wireless Telecommunication Services – 0.2%
T-Mobile US, Inc.(a)	13,565	1,582,764

		51,332,734

Consumer Discretionary – 6.1%
Auto Components – 0.4%
Magna International, Inc. – Class A (United States)	66,993	3,256,530

Hotels, Restaurants & Leisure – 0.1%
Starbucks Corp.	8,298	700,932

Internet & Direct Marketing Retail – 2.0%
Amazon.com, Inc.(a)	3,740	12,906,590
Booking Holdings, Inc.(a)	566	1,081,315

		13,987,905

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 0.1%
Dollar General Corp.	2,198	$443,732

Specialty Retail – 2.5%
AutoZone, Inc.(a)	4,111	4,918,030
Home Depot, Inc. (The)	30,110	8,582,554
Ross Stores, Inc.(a)	2,471	225,059
TJX Cos., Inc. (The)	71,106	3,895,898

		17,621,541

Textiles, Apparel & Luxury Goods – 1.0%
Deckers Outdoor Corp.(a)	5,772	1,176,738
NIKE, Inc. – Class B	50,290	5,626,948

		6,803,686

		42,814,326

Financials – 4.5%
Banks – 2.3%
Bank of America Corp.	228,924	5,892,504
Citigroup, Inc.	56,633	2,895,079
JPMorgan Chase & Co.	18,069	1,810,333
PNC Financial Services Group, Inc. (The)	18,390	2,044,968
Wells Fargo & Co.	139,792	3,375,977

		16,018,861

Capital Markets – 0.9%
Goldman Sachs Group, Inc. (The)	20,603	4,220,936
LPL Financial Holdings, Inc.	27,099	2,226,454
S&P Global, Inc.	957	350,664

		6,798,054

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(a)	5,704	1,243,700

Insurance – 1.1%
Progressive Corp. (The)	58,089	5,520,779
Reinsurance Group of America, Inc. – Class A	23,072	2,115,241

		7,636,020

		31,696,635

Industrials – 3.2%
Aerospace & Defense – 0.8%
L3Harris Technologies, Inc.	19,895	3,595,823
Raytheon Technologies Corp.	37,044	2,259,684

		5,855,507

Airlines – 0.0%
Delta Air Lines, Inc.	5,165	159,340

Building Products – 0.2%
Masco Corp.	20,504	1,195,383

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.4%
AECOM(a)	68,420	$2,703,274

Electrical Equipment – 0.4%
Eaton Corp. PLC	29,503	3,012,256

Industrial Conglomerates – 0.6%
Honeywell International, Inc.	24,267	4,017,402

Machinery – 0.2%
Ingersoll Rand, Inc.(a)	40,670	1,425,890

Road & Rail – 0.3%
Norfolk Southern Corp.	11,213	2,383,099

Trading Companies & Distributors – 0.3%
United Rentals, Inc.(a)	9,765	1,728,893

		22,481,044

Consumer Staples – 3.2%
Beverages – 0.7%
PepsiCo, Inc.	36,641	5,131,939

Food & Staples Retailing – 1.4%
Costco Wholesale Corp.	8,793	3,056,974
Walmart, Inc.	46,273	6,425,006

		9,481,980

Household Products – 1.1%
Procter & Gamble Co. (The)	55,496	7,676,762

		22,290,681

Real Estate – 1.8%
Equity Real Estate Investment Trusts (REITs) – 1.7%
American Campus Communities, Inc.	48,062	1,629,302
Americold Realty Trust	36,638	1,405,067
CubeSmart	92,661	2,929,941
Mid-America Apartment Communities, Inc.	41,685	4,882,147
Prologis, Inc.	8,304	845,845

		11,692,302

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(a)	22,093	1,039,034

		12,731,336

Utilities – 1.4%
Electric Utilities – 1.4%
American Electric Power Co., Inc.	59,115	4,660,035
Edison International	4,800	251,904
NextEra Energy, Inc.	12,793	3,571,422
Pinnacle West Capital Corp.	12,025	882,034

		9,365,395

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Chevron Corp.	14,319	$1,201,794
ConocoPhillips	38,025	1,440,767
EOG Resources, Inc.	27,061	1,226,946
Royal Dutch Shell PLC (Sponsored ADR)	32,770	920,837
Valero Energy Corp.	18,540	975,018

		5,765,362

Materials – 0.3%
Chemicals – 0.3%
Westlake Chemical Corp.	36,202	2,147,503

Total Common Stocks (cost $209,719,932)		365,335,954

INVESTMENT COMPANIES – 47.2%
Funds and Investment Trusts – 47.2%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,391,417	19,994,664
AB Trust – AB Discovery Value Fund – Class Z	1,001,375	16,342,440
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,923,751	41,474,049
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	11,567,879	136,732,328
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,770,402	19,084,936
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	672,260	18,561,089
Sanford C. Bernstein Fund, Inc. – Tax-Managed International Portfolio – Class Z	4,523,622	77,625,353

Total Investment Companies (cost $341,641,188)		329,814,859

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.08%(b)(c)(d) (cost $236,839)	236,839	236,839

Total Investments – 99.5% (cost $551,597,959)		695,387,652
Other assets less liabilities – 0.5%		3,302,162

Net Assets – 100.0%		$698,689,814

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

August 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $209,719,932)	$365,335,954
Affiliated issuers (cost $341,878,027)	330,051,698
Foreign currencies, at value (cost $99,573)	103,790
Receivable for investment securities sold	4,042,491
Unaffiliated dividends receivable	552,318
Receivable for shares of beneficial interest sold	392,310
Affiliated dividends receivable	327
Other assets	10,586

Total assets	700,489,474

Liabilities
Due to custodian	139
Payable for investment securities purchased	1,228,645
Payable for shares of beneficial interest redeemed	246,214
Advisory fee payable	155,488
Administrative fee payable	30,802
Distribution fee payable	9,495
Transfer Agent fee payable	7,019
Trustees’ fees payable	6,387
Accrued expenses and other liabilities	115,471

Total liabilities	1,799,660

Net Assets	$698,689,814

Composition of Net Assets
Shares of beneficial interest, at par	$414
Additional paid-in capital	553,640,902
Distributable earnings	145,048,498

$698,689,814

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$38,982,948	2,318,834	$16.81	*

C	$2,412,948	145,468	$16.59

Advisor	$657,293,918	38,896,918	$16.90

*	The maximum offering price per share for Class A shares was $17.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF OPERATIONS

Year Ended August 31, 2020

Investment Income
Dividends
Affiliated issuers	$5,903,584
Unaffiliated issuers (net of foreign taxes withheld of $47,144)	6,293,887	$12,197,471

Expenses
Advisory fee (see Note B)	4,440,742
Distribution fee—Class A	91,986
Distribution fee—Class B	405
Distribution fee—Class C	35,840
Transfer agency—Class A	7,635
Transfer agency—Class B	23
Transfer agency—Class C	856
Transfer agency—Advisor Class	133,481
Custody and accounting	137,894
Administrative	77,577
Audit and tax	68,949
Registration fees	58,381
Printing	46,219
Legal	46,175
Trustees’ fees	24,731
Miscellaneous	26,881

Total expenses	5,197,775
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,484,046)

Net expenses		2,713,729

Net investment income		9,483,742

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(1,812,281)
Investment transactions		6,581,293
Foreign currency transactions		3,771
Net realized gain distributions from Affiliated Underlying Portfolios		1,582,338
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		17,846,409
Investments		44,040,380
Foreign currency denominated assets and liabilities		10,693

Net gain on investment and foreign currency transactions		68,252,603

Net Increase in Net Assets from Operations		$77,736,345

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,483,742	$10,467,373
Net realized gain on investment and foreign currency transactions	4,772,783	8,581,950
Net realized gain distributions from Affiliated Underlying Portfolios	1,582,338	9,693,095
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	61,897,482	(40,040,456)

Net increase (decrease) in net assets from operations	77,736,345	(11,298,038)
Distributions to Shareholders
Class A	(1,818,152)	(1,777,744)
Class B	0	(8,422)
Class C	(169,302)	(213,875)
Advisor Class	(33,352,145)	(31,485,458)
Transactions in Shares of Beneficial Interest
Net decrease	(41,164,215)	(6,400,248)

Total increase (decrease)	1,232,531	(51,183,785)
Net Assets
Beginning of period	697,457,283	748,641,068

End of period	$698,689,814	$697,457,283

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

26 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$365,335,954		$	– 0	–	$	– 0	–	$365,335,954
Investment Companies	329,814,859			– 0	–		– 0	–	329,814,859
Short-Term Investments	236,839			– 0	–		– 0	–	236,839

Total Investments in Securities	695,387,652			– 0	–		– 0	–	695,387,652
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$695,387,652		$	– 0	–	$	– 0	–	$695,387,652

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective

28 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2020, the reimbursement for such services amounted to $77,577.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,126 for the year ended August 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $778 from the sale of Class A shares and received $0 and $186 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2020, such waiver amounted to $3,650.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2020. For the year ended August 31, 2020, such waivers and/or reimbursements amounted to $2,480,396.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2020 is as follows:

												Distributions
Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/20 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$1,352	$95,764	$96,879		$	– 0	–	$	– 0	–	$237	$33		$	– 0	–
AB Discovery Growth Fund, Inc.	16,962	1,532	2,490			297			3,694		19,995	– 0	–		1,032
AB Trust – AB Discovery Value Fund	15,797	2,138	– 0	–		– 0	–		(1,593)		16,342	188			550
Bernstein Fund, Inc.:
International Small Cap Portfolio	40,950	3,376	4,686			(705)			2,539		41,474	856			– 0	–
International Strategic Equities Portfolio	138,447	3,042	9,948			(741)			5,933		136,733	3,042			– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

											Distributions
Fund	Market Value 8/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/20 (000)	Dividend Income (000)	Realized Gains (000)
Small Cap Core Portfolio	$18,641	$98	$	– 0	–	$	– 0	–	$346	$19,085	$98	$	– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	18,767	373		2,094			(297)		1,812	18,561	373		– 0	–
Tax-Managed International Portfolio	78,445	1,314		6,883			(366)		5,115	77,625	1,314		– 0	–

Total							$(1,812)		$17,846	$330,052	$5,904		$1,582

Brokerage commissions paid on investment transactions for the year ended August 31, 2020 amounted to $55,885, of which $1,232 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$143,029,916		$207,264,246
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$551,873,124

Gross unrealized appreciation	$165,150,435
Gross unrealized depreciation	(21,635,907)

Net unrealized appreciation	$143,514,528

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2020		Year Ended August 31, 2019	Year Ended August 31, 2020		Year Ended August 31, 2019

Class A
Shares sold	27,520		81,069	$435,509		$1,183,304

Shares issued in reinvestment of dividends and distributions	99,482		110,466	1,626,540		1,538,797

Shares converted from Class B	13,839		2,433	230,023		37,863

Shares converted from Class C	71,358		277,857	1,119,363		4,443,991

Shares redeemed	(250,404)		(472,362)	(3,791,428)		(7,169,115)

Net increase (decrease)	(38,205)		(537)	$(379,993)		$34,840

Class B
Shares sold	6		1,049	$143		$16,050

Shares issued in reinvestment of dividends and distributions	– 0	–	604	– 0	–	8,407

Shares converted to Class A	(13,939)		(2,447)	(230,023)		(37,863)

Shares redeemed	– 0	–	(3,641)	– 0	–	(58,210)

Net decrease	(13,933)		(4,435)	$(229,880)		$(71,616)

Class C
Shares sold	5,268		109,190	$83,473		$1,741,768

Shares issued in reinvestment of dividends and distributions	9,401		13,741	152,481		189,763

Shares converted to Class A	(72,274)		(282,655)	(1,119,363)		(4,443,991)

Shares redeemed	(89,780)		(68,221)	(1,317,146)		(999,055)

Net decrease	(147,385)		(227,945)	$(2,200,555)		$(3,511,515)

34 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Advisor Class
Shares sold	3,039,670	4,896,179	$47,527,142	$74,036,866

Shares issued in reinvestment of dividends and distributions	1,891,323	2,129,985	31,017,696	29,777,195

Shares redeemed	(7,712,813)	(6,917,866)	(116,898,625)	(106,666,018)

Net increase (decrease)	(2,781,820)	108,298	$(38,353,787)	$(2,851,957)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

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NOTES TO FINANCIAL STATEMENTS (continued)

there is no guarantee that its techniques will produce the intended results. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$12,291,441	$8,819,847
Net long-term capital gains	23,048,158	24,665,652

Total taxable distributions paid	$35,339,599	$33,485,499

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,526,204
Unrealized appreciation/(depreciation)	143,522,294	(a)

Total accumulated earnings/(deficit)	$145,048,498

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption

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NOTES TO FINANCIAL STATEMENTS (continued)

of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.66	$ 16.76	$ 16.85	$ 15.08	$ 15.41

Income From Investment Operations

Net investment income(a)(b)	.18	.20	.18	.42	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75	(.57)	1.78	1.78	.60

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.93	(.37)	1.96	2.20	.77

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.16)	(.39)	(.29)	(.16)

Distributions from net realized gain on investment transactions	(.45)	(.57)	(1.66)	(.14)	(.94)

Total dividends and distributions	(.78)	(.73)	(2.05)	(.43)	(1.10)

Net asset value, end of period	$ 16.81	$ 15.66	$ 16.76	$ 16.85	$ 15.08

Total Return

Total investment return based on net asset value(d)*	12.44%	(1.66)%	12.13%	14.98%	5.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,983	$36,908	$39,519	$39,479	$32,398

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.63%	.63%	.62%	.88%	.93%

Expenses, before waivers/reimbursements(e)‡	.99%	.99%	1.00%	1.01%	1.01%

Net investment income(b)	1.15%	1.30%	1.05%	2.70%	1.16%

Portfolio turnover rate	21%	19%	25%	112%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.39%	.40%	.23%	.23%

See footnote summary on page 42.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.44	$ 16.47	$ 16.55	$ 14.82	$ 15.15

Income From Investment Operations

Net investment income(a)(b)	.09	.08	.05	.27	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.69	(.54)	1.75	1.78	.59

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.78	(.46)	1.80	2.05	.65

Less: Dividends and Distributions

Dividends from net investment income	(.18)	– 0	–	(.22)	(.18)	(.04)

Distributions from net realized gain on investment transactions	(.45)	(.57)	(1.66)	(.14)	(.94)

Total dividends and distributions	(.63)	(.57)	(1.88)	(.32)	(.98)

Net asset value, end of period	$ 16.59	$ 15.44	$ 16.47	$ 16.55	$ 14.82

Total Return

Total investment return based on net asset value(d)*	11.63%	(2.42)%	11.31%	14.09%	4.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,413	$4,522	$8,577	$9,373	$14,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38%	1.38%	1.38%	1.65%	1.68%

Expenses, before waivers/reimbursements(e)‡	1.74%	1.74%	1.75%	1.76%	1.76%

Net investment income(b)	.58%	.53%	.32%	1.78%	.42%

Portfolio turnover rate	21%	19%	25%	112%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.39%	.40%	.23%	.23%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.73	$ 16.84	$ 16.92	$ 15.14	$ 15.47

Income From Investment Operations

Net investment income(a)(b)	.22	.24	.21	.45	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.77	(.58)	1.80	1.80	.61

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.99	(.34)	2.01	2.25	.82

Less: Dividends and Distributions

Dividends from net investment income	(.37)	(.20)	(.43)	(.33)	(.21)

Distributions from net realized gain on investment transactions	(.45)	(.57)	(1.66)	(.14)	(.94)

Total dividends and distributions	(.82)	(.77)	(2.09)	(.47)	(1.15)

Net asset value, end of period	$ 16.90	$ 15.73	$ 16.84	$ 16.92	$ 15.14

Total Return

Total investment return based on net asset value(d)*	12.78%	(1.44)%	12.41%	15.27%	5.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$657,294	$655,810	$700,240	$638,666	$639,602

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.38%	.38%	.38%	.64%	.68%

Expenses, before waivers/reimbursements(e)‡	.74%	.74%	.75%	.76%	.76%

Net investment income(b)	1.41%	1.51%	1.28%	2.89%	1.41%

Portfolio turnover rate	21%	19%	25%	112%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39%	.39%	.40%	.23%	.23%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .36%, .36%, .37% and .12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017 and August  31, 2016 by .02%, .02% and .01%, respectively.

See notes to financial statements.

42 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2020

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2020. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 59.87% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

46 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	78	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 53

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Ding Liu 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Nelson Yu 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Head of Blend Strategies since 2017 and Head of Quantitative Research – Equities since prior to 2015.

Emilie D. Wrapp 64	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

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the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

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the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 61

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0820

AUG    08.31.20

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 6, 2020

This report provides management’s discussion of fund performance for AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2020 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	12.69%	12.85%

Class C Shares	12.23%	11.98%

Advisor Class Shares[1]	12.79%	13.08%

Class R Shares[1]	12.40%	12.31%

Class K Shares[1]	12.57%	12.63%

MSCI ACWI (net)	15.22%	16.52%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2020.

For both periods, all share classes underperformed the benchmark, before sales charges. During the 12-month period, stock selection was the largest detractor, relative to the benchmark, while sector selection, country selection and currency selection were modest contributors. The Fund’s underweight to mega-cap companies in consumer discretionary and technology detracted from performance, as did smaller cap value stocks in the US, and weak stock selection in international small-cap stocks.

Similarly, for the six-month period, stock selection was the major detractor from returns, while positive sector selection modestly contributed to offset the underperformance. US and international large-cap stocks detracted from performance. The concentration of returns within mega-cap growth stocks in the US and China, where the Fund is underweight, was a significant headwind to performance, as the Fund’s focus on long-term compounders did not rally as strongly in the recovery period. The Fund’s

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

overweight to smaller cap stocks was also a detractor. Strong stock selection within growth companies in US small- and mid-cap as well as international large-cap stocks contributed and helped to offset some of the underperformance.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets, led by a strong US rally, recorded positive returns for the 12-month period ended August 31, 2020. US, international and emerging-market equities erased losses from March when the COVID-19 pandemic triggered a decline from all-time highs as global economies were shuttered amid stay-at-home mandates. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. Despite the widespread rebound, headwinds from a resurgence of US-China tensions, persistently high rates of COVID-19 cases in many countries and an unprecedented contraction of economic growth threatened to temper the acceleration of economic activity. For the period, growth stocks significantly outperformed value stocks, led by large-cap technology and health care companies. While small-cap stocks participated in the equity rally, large-cap stocks have performed much better.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade and high-yield corporate bonds led gains as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign and local bonds also ended the period with positive returns. The US dollar fell against all major developed-market currencies and was mixed against emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2010 TO 8/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2010 to 8/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.85%	8.02%

5 Years	8.25%	7.31%

10 Years	8.92%	8.45%

CLASS C SHARES

1 Year	11.98%	10.98%

5 Years	7.44%	7.44%

10 Years	8.12%	8.12%

ADVISOR CLASS SHARES[1]

1 Year	13.08%	13.08%

5 Years	8.53%	8.53%

10 Years	9.22%	9.22%

CLASS R SHARES[1]

1 Year	12.31%	12.31%

5 Years	7.76%	7.76%

10 Years	8.48%	8.48%

CLASS K SHARES[1]

1 Year	12.63%	12.63%

5 Years	8.11%	8.11%

10 Years	8.81%	8.81%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.16%, 1.16%, 1.86% and 1.55% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.04%, 1.80%, 0.79%, 1.50% and 1.19% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2020. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.22%

5 Years	7.41%

10 Years	7.12%

CLASS C SHARES

1 Year	5.98%

5 Years	7.55%

10 Years	6.80%

ADVISOR CLASS SHARES[1]

1 Year	8.02%

5 Years	8.62%

10 Years	7.87%

CLASS R SHARES[1]

1 Year	7.26%

5 Years	7.85%

10 Years	7.14%

CLASS K SHARES[1]

1 Year	7.63%

5 Years	8.19%

10 Years	7.47%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,126.90	$3.42	0.64%	$5.56	1.04%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%	$5.28	1.04%
Class C
Actual	$1,000	$1,122.30	$7.47	1.40%	$9.60	1.80%
Hypothetical**	$1,000	$1,018.10	$7.10	1.40%	$9.12	1.80%
Advisor Class
Actual	$1,000	$1,127.90	$2.09	0.39%	$4.23	0.79%
Hypothetical**	$1,000	$1,023.18	$1.98	0.39%	$4.01	0.79%
Class R
Actual	$1,000	$1,124.00	$5.87	1.10%	$8.01	1.50%
Hypothetical**	$1,000	$1,019.61	$5.58	1.10%	$7.61	1.50%
Class K
Actual	$1,000	$1,125.70	$4.22	0.79%	$6.36	1.19%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%	$6.04	1.19%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO SUMMARY

August 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,247.2

1

All data are as of August 31, 2020. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.4%
Information Technology – 15.3%
Communications Equipment – 0.1%
F5 Networks, Inc.(a)	12,711	$1,682,047

Electronic Equipment, Instruments & Components – 0.3%
CDW Corp./DE	38,448	4,369,615

IT Services – 3.1%
Automatic Data Processing, Inc.	37,174	5,170,531
Booz Allen Hamilton Holding Corp.	25,767	2,269,042
Genpact Ltd.	86,183	3,635,199
PayPal Holdings, Inc.(a)	38,834	7,927,573
Visa, Inc. – Class A	92,711	19,653,805

		38,656,150

Semiconductors & Semiconductor Equipment – 3.6%
Intel Corp.	72,526	3,695,200
KLA Corp.	22,557	4,627,343
NVIDIA Corp.	12,410	6,639,102
NXP Semiconductors NV	46,806	5,886,322
QUALCOMM, Inc.	86,636	10,318,348
Texas Instruments, Inc.	61,916	8,801,359
Xilinx, Inc.	42,332	4,409,301

		44,376,975

Software – 5.3%
Adobe, Inc.(a)	9,643	4,950,620
Citrix Systems, Inc.	21,493	3,120,784
Microsoft Corp.	212,481	47,920,840
Oracle Corp.	112,703	6,448,866
VMware, Inc. – Class A(a)(b)	23,617	3,411,239

		65,852,349

Technology Hardware, Storage & Peripherals – 2.9%
Apple, Inc.	281,252	36,292,758

		191,229,894

Health Care – 7.8%
Biotechnology – 1.0%
Regeneron Pharmaceuticals, Inc.(a)	7,714	4,782,140
Vertex Pharmaceuticals, Inc.(a)	26,381	7,363,465

		12,145,605

Health Care Equipment & Supplies – 1.5%
Align Technology, Inc.(a)	8,199	2,434,939
Edwards Lifesciences Corp.(a)	83,918	7,203,521
Medtronic PLC	89,225	9,589,011

		19,227,471

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.2%
Anthem, Inc.	30,211	$8,505,001
UnitedHealth Group, Inc.	59,668	18,649,233

		27,154,234

Pharmaceuticals – 3.1%
Johnson & Johnson	77,606	11,905,537
Pfizer, Inc.	177,175	6,695,443
Roche Holding AG (Sponsored ADR)	273,945	11,971,397
Zoetis, Inc.	53,674	8,593,207

		39,165,584

		97,692,894

Communication Services – 7.6%
Diversified Telecommunication Services – 1.9%
Comcast Corp. – Class A	293,123	13,134,842
Verizon Communications, Inc.	178,374	10,572,227

		23,707,069

Entertainment – 0.9%
Electronic Arts, Inc.(a)	53,962	7,526,080
Take-Two Interactive Software, Inc.(a)	22,182	3,797,337

		11,323,417

Interactive Media & Services – 4.8%
Alphabet, Inc. – Class C(a)	19,882	32,490,766
Facebook, Inc. – Class A(a)	90,784	26,617,869

		59,108,635

		94,139,121

Consumer Discretionary – 5.9%
Auto Components – 0.4%
Magna International, Inc. – Class A (United States)	117,143	5,694,321

Internet & Direct Marketing Retail – 1.9%
Amazon.com, Inc.(a)	6,886	23,763,311

Specialty Retail – 2.5%
AutoZone, Inc.(a)	7,286	8,716,315
Home Depot, Inc. (The)	49,982	14,246,869
TJX Cos., Inc. (The)	146,256	8,013,366

		30,976,550

Textiles, Apparel & Luxury Goods – 1.1%
Deckers Outdoor Corp.(a)	15,931	3,247,853
NIKE, Inc. – Class B	90,608	10,138,129

		13,385,982

		73,820,164

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 4.6%
Banks – 2.3%
Bank of America Corp.	436,108	$11,225,420
Citigroup, Inc.	127,562	6,520,969
PNC Financial Services Group, Inc. (The)	49,725	5,529,420
Wells Fargo & Co.	212,890	5,141,294

		28,417,103

Capital Markets – 0.9%
Goldman Sachs Group, Inc. (The)	36,593	7,496,808
LPL Financial Holdings, Inc.	46,825	3,847,142

		11,343,950

Diversified Financial Services – 0.3%
Berkshire Hathaway, Inc. – Class B(a)	20,144	4,392,198

Insurance – 1.1%
Progressive Corp. (The)	105,309	10,008,567
Reinsurance Group of America, Inc. – Class A	36,115	3,311,023

		13,319,590

		57,472,841

Industrials – 3.5%
Aerospace & Defense – 1.0%
L3Harris Technologies, Inc.	39,248	7,093,684
Raytheon Technologies Corp.	76,546	4,669,306

		11,762,990

Building Products – 0.2%
Masco Corp.	37,460	2,183,918

Construction & Engineering – 0.4%
AECOM(a)	138,357	5,466,485

Electrical Equipment – 0.6%
Eaton Corp. PLC	70,871	7,235,929

Industrial Conglomerates – 0.6%
Honeywell International, Inc.	46,286	7,662,647

Machinery – 0.2%
Ingersoll Rand, Inc.(a)	72,389	2,537,958

Road & Rail – 0.3%
Norfolk Southern Corp.	17,479	3,714,812

Trading Companies & Distributors – 0.2%
United Rentals, Inc.(a)	15,119	2,676,819

		43,241,558

Consumer Staples – 3.2%
Beverages – 0.8%
PepsiCo, Inc.	68,534	9,598,872

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 1.3%
Costco Wholesale Corp.	9,953	$3,460,260
Walmart, Inc.	89,506	12,427,908

		15,888,168

Household Products – 1.1%
Procter & Gamble Co. (The)	99,854	13,812,804

		39,299,844

Real Estate – 2.0%
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Campus Communities, Inc.	87,095	2,952,520
Americold Realty Trust	79,334	3,042,459
CubeSmart	190,120	6,011,594
Mid-America Apartment Communities, Inc.	67,731	7,932,655
Prologis, Inc.	21,817	2,222,280

		22,161,508

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	68,273	3,210,879

		25,372,387

Utilities – 1.3%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	100,484	7,921,154
NextEra Energy, Inc.	21,788	6,082,556
Pinnacle West Capital Corp.	25,153	1,844,972

		15,848,682

Energy – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
Chevron Corp.	50,388	4,229,065
EOG Resources, Inc.	85,941	3,896,565
Royal Dutch Shell PLC (Sponsored ADR)	112,161	3,151,724

		11,277,354

Materials – 0.3%
Chemicals – 0.3%
Westlake Chemical Corp.	65,812	3,903,968

Total Common Stocks (cost $468,852,987)		653,298,707

INVESTMENT COMPANIES – 47.1%
Funds and Investment Trusts – 47.1%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z	2,498,670	35,905,889
AB Trust – AB Discovery Value Fund – Class Z	1,718,747	28,049,943
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	6,987,365	73,856,446

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	20,624,195	$243,777,982
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	3,205,211	34,552,173
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,224,359	33,804,552
Sanford C. Bernstein Fund, Inc. – International Portfolio – Class Z	8,318,916	137,262,111

Total Investment Companies (cost $610,834,816)		587,209,096

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.08%(c)(d)(e) (cost $2,995,085)	2,995,085	2,995,085

Total Investments – 99.7% (cost $1,082,682,888)		1,243,502,888
Other assets less liabilities – 0.3%		3,682,794

Net Assets – 100.0%		$1,247,185,682

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF ASSETS & LIABILITIES

August 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $468,852,987)	$653,298,707	(a)
Affiliated issuers (cost $613,829,901)	590,204,181
Foreign currencies, at value (cost $234,640)	254,074
Receivable for investment securities sold	4,881,548
Unaffiliated dividends receivable	1,035,719
Receivable for shares of beneficial interest sold	238,183
Affiliated dividends receivable	435
Other assets	18,691

Total assets	1,249,931,538

Liabilities
Payable for investment securities purchased	1,238,402
Payable for shares of beneficial interest redeemed	922,244
Advisory fee payable	275,177
Distribution fee payable	85,035
Administrative fee payable	30,802
Transfer Agent fee payable	27,176
Trustees’ fees payable	8,405
Accrued expenses	158,615

Total liabilities	2,745,856

Net Assets	$1,247,185,682

Composition of Net Assets
Shares of beneficial interest, at par	$714
Additional paid-in capital	1,067,741,929
Distributable earnings	179,443,039

	$1,247,185,682

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$355,495,976	20,319,710	$17.50	*

C	$16,621,168	948,931	$17.52

Advisor	$864,333,885	49,507,298	$17.46

R	$1,865,761	107,249	$17.40

K	$8,868,892	510,550	$17.37

(a)	Includes securities on loan with a value of $2,969,253 (see Note E).

*	The maximum offering price per share for Class A shares was $18.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $95,906)	$11,390,480
Affiliated issuers	10,942,276
Securities lending income	5,177	$22,337,933

Expenses
Advisory fee (see Note B)	7,914,407
Distribution fee—Class A	859,440
Distribution fee—Class B	6,989
Distribution fee—Class C	196,557
Distribution fee—Class R	9,246
Distribution fee—Class K	24,146
Transfer agency—Class A	186,758
Transfer agency—Class B	602
Transfer agency—Class C	11,866
Transfer agency—Advisor Class	457,497
Transfer agency—Class R	4,809
Transfer agency—Class K	19,317
Transfer agency—Class I	306
Custody and accounting	177,064
Registration fees	95,981
Printing	83,038
Administrative	77,439
Audit and tax	67,250
Legal	45,073
Trustees’ fees	30,789
Miscellaneous	48,028

Total expenses	10,316,602
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(4,468,477)

Net expenses		5,848,125

Net investment income		16,489,808

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(5,491,326)
Investment transactions		21,275,726
Foreign currency transactions		1,120
Net realized gain distributions from Affiliated Underlying Portfolios		2,855,551
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		34,621,240
Investments		76,156,734
Foreign currency denominated assets and liabilities		26,273

Net gain on investment and foreign currency transactions		129,445,318

Net Increase in Net Assets from Operations		$145,935,126

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,489,808	$19,028,918
Net realized gain on investment transactions	15,785,520	22,556,882
Net realized gain distributions from Affiliated Underlying Portfolios	2,855,551	21,976,450
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	110,804,247	(88,441,669)

Net increase (decrease) in net assets from operations	145,935,126	(24,879,419)
Distributions to Shareholders
Class A	(14,132,922)	(11,667,973)
Class B	– 0	–	(99,672)
Class C	(647,878)	(702,562)
Advisor Class	(36,481,767)	(30,308,404)
Class R	(59,482)	(74,708)
Class K	(393,909)	(339,830)
Class I	(17,215)	(11,828)
Transactions in Shares of Beneficial Interest
Net decrease	(107,267,390)	(55,121,665)

Total decrease	(13,065,437)	(123,206,061)
Net Assets
Beginning of period	1,260,251,119	1,383,457,180

End of period	$1,247,185,682	$1,260,251,119

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class B, Class I and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$653,298,707		$	– 0	–	$	– 0	–	$653,298,707
Investment Companies	587,209,096			– 0	–		– 0	–	587,209,096
Short-Term Investments	2,995,085			– 0	–		– 0	–	2,995,085

Total Investments in Securities	1,243,502,888			– 0	–		– 0	–	1,243,502,888
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,243,502,888		$	– 0	–	$	– 0	–	$1,243,502,888

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2020, the reimbursement for such services amounted to $77,439.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $310,606 for the year ended August 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,269 from the sale of Class A shares and received $1,790 and $1,136 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2020, such waiver amounted to $2,621.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2020. For the year ended August 31, 2020, such waivers and/or reimbursements amounted to $4,465,359.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2020 is as follows:

														Distributions
Fund	Market Value 8/31/19 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/20 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$169,485	$166,490	$	– 0	–	$	– 0	–	$2,995		$23		$	– 0	–
AB Discovery Growth Fund, Inc.		30,478		7,044	8,340		562			6,162		35,906		– 0	–		1,854
AB Trust—AB Discovery Value Fund		29,742		3,344	2,100		(411)			(2,525)		28,050		342			1,002
Bernstein Fund, Inc.:
International Small Cap Portfolio		75,378		4,884	10,002		(1,887)			5,483		73,856		1,544			– 0	–
International Strategic Equities Portfolio		251,815		5,424	23,103		(1,902)			11,544		243,778		5,424			– 0	–
Small Cap Core Portfolio		33,976		176	250		(12)			662		34,552		176			– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio		33,868		674	3,600		(393)			3,256		33,805		674			– 0	–
International Portfolio		142,222		2,756	16,307		(1,448)			10,039		137,262		2,756			– 0	–
Government Money Market Portfolio*		2,191		40,267	42,458		– 0	–		– 0	–	– 0	–	3			– 0	–

Total							$(5,491)			$34,621		$590,204		$10,942			$2,856

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended August 31, 2020 amounted to $78,089, of which $640 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth

28 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$219,427,187		$351,499,465
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,085,501,941

Gross unrealized appreciation	$219,194,537
Gross unrealized depreciation	(61,193,590)

Net unrealized appreciation	$158,000,947

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
						Income Earned	Advisory Fee Waived
$ 2,969,253	$	– 0	–	$3,073,027	$5,177	$ 3,037	$497

*	As of August 31, 2020.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Class A
Shares sold	532,296	532,543	$8,669,759	$8,476,989

Shares issued in reinvestment of dividends and distributions	783,909	767,105	13,310,783	11,007,955

Shares converted from Class B	232,717	69,576	3,978,652	1,110,141

Shares converted from Class C	305,044	599,554	4,860,832	9,702,319

Shares redeemed	(3,273,492)	(3,371,103)	(51,978,107)	(53,567,072)

Net decrease	(1,419,526)	(1,402,325)	$(21,158,081)	$(23,269,668)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Class B
Shares sold	809	12,737	$13,784	$205,404

Shares issued in reinvestment of dividends and distributions	– 0	–	6,133	– 0	–	88,171

Shares converted to Class A	(230,288)	(68,722)	(3,978,652)	(1,110,141)

Shares redeemed	(4,629)	(31,078)	(77,453)	(496,675)

Net decrease	(234,108)	(80,930)	$(4,042,321)	$(1,313,241)

Class C
Shares sold	55,363	57,782	$869,409	$906,520

Shares issued in reinvestment of dividends and distributions	34,958	44,969	597,439	648,458

Shares converted to Class A	(304,314)	(599,954)	(4,860,832)	(9,702,319)

Shares redeemed	(299,721)	(294,639)	(4,744,056)	(4,660,139)

Net decrease	(513,714)	(791,842)	$(8,138,040)	$(12,807,480)

Advisor Class
Shares sold	4,522,411	5,991,622	$71,519,773	$94,284,750

Shares issued in reinvestment of dividends and distributions	2,062,329	2,035,657	34,873,984	29,109,901

Shares redeemed	(11,150,478)	(8,895,602)	(177,034,483)	(140,167,384)

Net decrease	(4,565,738)	(868,323)	$(70,640,726)	$(16,772,733)

Class R
Shares sold	13,003	26,844	$197,780	$423,243

Shares issued in reinvestment of dividends and distributions	3,512	5,228	59,482	74,707

Shares redeemed	(49,896)	(63,542)	(836,228)	(1,019,763)

Net decrease	(33,381)	(31,470)	$(578,966)	$(521,813)

Class K
Shares sold	59,458	63,820	$957,846	$999,372

Shares issued in reinvestment of dividends and distributions	23,350	23,814	393,907	339,829

Shares redeemed	(239,301)	(115,924)	(3,728,898)	(1,808,509)

Net decrease	(156,493)	(28,290)	$(2,377,145)	$(469,308)

32 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019

Class I
Shares sold	1,463	1,524	$23,635	$23,491

Shares issued in reinvestment of dividends and distributions	1,017	826	17,215	11,827

Shares redeemed	(26,306)	(170)	(372,961)	(2,740)

Net increase (decrease)	(23,826)	2,180	$(332,111)	$32,578

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$16,856,078	$15,021,652
Net long-term capital gains	34,877,095	28,183,325

Total taxable distributions	$51,733,173	$43,204,977

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,705,861
Undistributed capital gains	17,710,014
Unrealized appreciation/(depreciation)	158,027,164	(a)

Total accumulated earnings/(deficit)	$179,443,039

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.11	$ 16.99	$ 16.27	$ 15.06	$ 14.64

Income From Investment Operations

Net investment income(a)(b)	.19	.21	.17	.48	.26

Net realized and unrealized gain (loss) on investment transactions	1.86	(.58)	1.77	1.58	.39

Net increase (decrease) in net asset value from operations	2.05	(.37)	1.94	2.06	.65

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.16)	(.43)	(.48)	(.23)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.66)	(.51)	(1.22)	(.85)	(.23)

Net asset value, end of period	$ 17.50	$ 16.11	$ 16.99	$ 16.27	$ 15.06

Total Return

Total investment return based on net asset value(c)*	12.85%	(1.78)%	12.21%	14.35%	4.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$355,496	$350,232	$393,100	$386,168	$354,972

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.64%	.64%	.64%	.85%	.89%

Expenses, before waivers/reimbursements(d)‡	1.01%	1.01%	1.01%	1.01%	1.01%

Net investment income(b)	1.20%	1.34%	1.02%	3.14%	1.78%

Portfolio turnover rate	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.10	$ 16.91	$ 16.15	$ 14.95	$ 14.51

Income From Investment Operations

Net investment income(a)(b)	.08	.10	.06	.36	.15

Net realized and unrealized gain (loss) on investment transactions	1.84	(.56)	1.73	1.57	.40

Net increase (decrease) in net asset value from operations	1.92	(.46)	1.79	1.93	.55

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.00	)(e)	(.24)	(.36)	(.11)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.50)	(.35)	(1.03)	(.73)	(.11)

Net asset value, end of period	$ 17.52	$ 16.10	$ 16.91	$ 16.15	$ 14.95

Total Return

Total investment return based on net asset value(c)*	11.98%	(2.46)%	11.31%	13.45%	3.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,621	$23,546	$38,133	$55,532	$97,091

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.39%	1.40%	1.39%	1.62%	1.64%

Expenses, before waivers/reimbursements(d)‡	1.76%	1.76%	1.77%	1.76%	1.76%

Net investment income(b)	.50%	.64%	.34%	2.38%	1.06%

Portfolio turnover rate	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 42.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.08	$ 16.96	$ 16.25	$ 15.04	$ 14.62

Income From Investment Operations

Net investment income(a)(b)	.23	.25	.21	.52	.29

Net realized and unrealized gain (loss) on investment transactions	1.85	(.57)	1.76	1.58	.40

Net increase (decrease) in net asset value from operations	2.08	(.32)	1.97	2.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.21)	(.47)	(.52)	(.27)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0 –

Total dividends and distributions	(.70)	(.56)	(1.26)	(.89)	(.27)

Net asset value, end of period	$ 17.46	$ 16.08	$ 16.96	$ 16.25	$ 15.04

Total Return

Total investment return based on net asset value(c)*	13.08%	(1.49)%	12.44%	14.66%	4.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$864,334	$869,353	$931,834	$857,397	$861,450

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.39%	.39%	.39%	.60%	.64%

Expenses, before waivers/reimbursements(d)‡	.76%	.76%	.76%	.76%	.76%

Net investment income(b)	1.44%	1.58%	1.26%	3.39%	2.00%

Portfolio turnover rate	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.99	$ 16.84	$ 16.14	$ 14.94	$ 14.51

Income From Investment Operations

Net investment income(a)(b)	.11	.15	.10	.41	.21

Net realized and unrealized gain (loss) on investment transactions	1.84	(.57)	1.73	1.57	.37

Net increase (decrease) in net asset value from operations	1.95	(.42)	1.83	1.98	.58

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.08)	(.34)	(.41)	(.15)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0 –

Total dividends and distributions	(.54)	(.43)	(1.13)	(.78)	(.15)

Net asset value, end of period	$ 17.40	$ 15.99	$ 16.84	$ 16.14	$ 14.94

Total Return

Total investment return based on net asset value(c)*	12.31%	(2.17)%	11.62%	13.88%	4.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,866	$2,248	$2,898	$3,308	$3,360

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.09%	1.10%	1.09%	1.30%	1.33%

Expenses, before waivers/reimbursements(d)‡	1.46%	1.46%	1.47%	1.46%	1.45%

Net investment income(b)	.69%	.93%	.59%	2.67%	1.46%

Portfolio turnover rate	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 42.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.00	$ 16.87	$ 16.17	$ 14.97	$ 14.54

Income From Investment Operations

Net investment income(a)(b)	.17	.19	.15	.48	.22

Net realized and unrealized gain (loss) on investment transactions	1.83	(.57)	1.75	1.55	.42

Net increase (decrease) in net asset value from operations	2.00	(.38)	1.90	2.03	.64

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.14)	(.41)	(.46)	(.21)

Distributions from net realized gain on investment transactions	(.46)	(.35)	(.79)	(.37)	– 0 –

Total dividends and distributions	(.63)	(.49)	(1.20)	(.83)	(.21)

Net asset value, end of period	$ 17.37	$ 16.00	$ 16.87	$ 16.17	$ 14.97

Total Return

Total investment return based on net asset value(c)*	12.63%	(1.90)%	12.01%	14.22%	4.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,869	$10,672	$11,729	$12,527	$16,346

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.78%	.79%	.78%	.99%	1.01%

Expenses, before waivers/reimbursements(d)‡	1.15%	1.15%	1.16%	1.14%	1.12%

Net investment income(b)	1.08%	1.19%	.92%	3.18%	1.57%

Portfolio turnover rate	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .37%, .36%, .37% and .16%, respectively.

(e)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

See notes to financial statements.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2020

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2020. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 57.94% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 53

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Ding Liu 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Nelson Yu 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Head of Blended Strategies since 2017 and Head of Quantitative Research — Equities since prior to 2015.

Emilie D. Wrapp 64	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

56 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 57

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s

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Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 59

advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 61

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NOTES

68 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0820

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Total Return	2019	$101,410	$-	$28,822
	2020	$101,410	$-	$32,265
AB Wealth Appreciation Strategy	2019	$42,593	$-	$24,430
	2020	$42,593	$-	$22,700
AB Conservative Wealth Strategy	2019	$65,372	$-	$27,022
	2020	$65,372	$-	$28,738
AB TM All Market Income Portfolio	2019	$49,146	$-	$41,947
	2020	$49,146	$-	$43,847
AB TM Wealth Appreciation Strategy	2019	$42,593	$-	$23,797
	2020	$42,593	$-	$23,308

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Total Return	2019	$831,207	$28,822
			$-
			$(28,822)

	2020	$1,100,972	$32,265
			$-
			$(32,265)

AB Wealth Appreciation Strategy	2019	$826,815	$24,430
			$-
			$(24,430)

	2020	$1,091,407	$22,700
			$-
			$(22,700)

AB Conservative Wealth Strategy	2019	$829,407	$27,022
			$-
			$(27,022)

	2020	$1,097,445	$28,738
			$-
			$(28,738)

AB TM All Market Income Portfolio	2019	$844,332	$41,947
			$-
			$(41,947)

	2020	$1,112,554	$43,847
			$-
			$(43,847)

AB TM Wealth Appreciation Strategy	2019	$826,182	$23,797
			$-
			$(23,797)

	2020	$1,092,015	$23,308
			$-
			$(23,308)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 30, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 30, 2020